                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                    Depositor,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                            JPMORGAN CHASE BANK, N.A.,

                                                      Trustee

                                          POOLING AND SERVICING AGREEMENT

                                             DATED AS OF JULY 1, 2006

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                                  Series 2006-RZ3

                                                 TABLE OF CONTENTS

                                                                                                             PAGE

                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01.         Definitions................................................................................3

Section 1.02.         Determination of LIBOR....................................................................49

                                                    ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

                                                    ARTICLE III
                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.         Master Servicer to Act as Servicer........................................................62

Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

                                                    ARTICLE IV
                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.         Certificate Account.......................................................................88

Section 4.02.         Distributions.............................................................................89

Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                      Reporting.................................................................................95

Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

                                                     ARTICLE V
                                                 THE CERTIFICATES

                                                    ARTICLE VI
                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.         Respective Liabilities of the Depositor and the Master Servicer..........................116

Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer; Assignment of

                                                    ARTICLE VII
                                                      DEFAULT

                                                   ARTICLE VIII
                                              CONCERNING THE TRUSTEE

                                                    ARTICLE IX
                                                    TERMINATION

Section 9.01.         Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage
                      Loans....................................................................................130

Section 9.02.         Additional Termination Requirements......................................................134

                                                     ARTICLE X
                                                 REMIC PROVISIONS

Section 10.01.        REMIC Administration.....................................................................135

Section 10.02.        Master Servicer, REMIC Administrator and Trustee Indemnification.........................139

                                                    ARTICLE XI
                                             MISCELLANEOUS PROVISIONS

                                                    ARTICLE XII
                                           COMPLIANCE WITH REGULATION AB

Exhibit A             Form of Class A Certificate
Exhibit B             Form of Class M Certificate
Exhibit C             [Reserved]
Exhibit D             Form of Class SB Certificate
Exhibit E             Form of Class R Certificate
Exhibit F             Form of Custodial Agreement
Exhibit G             Mortgage Loan Schedule
Exhibit H             Forms of Request for Release
Exhibit I-1           Form of Transfer Affidavit and Agreement
Exhibit I-2           Form of Transferor Certificate
Exhibit J             Form of Investor Representation Letter
Exhibit K             Form of Transferor Representation Letter
Exhibit L             Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit M             Form of Limited Guaranty
Exhibit N             Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O             Form of Rule 144A Investment Representation
Exhibit P             [Reserved]
Exhibit Q             Form of ERISA Representation Letter
Exhibit R-1           Form 10-K Certification
Exhibit R-2           Form 10-K Back-up Certification
Exhibit S             Information to be Provided by the Master Servicer to the Rating Agencies Relating to
                      Reportable Modified Mortgage Loans
Exhibit T             [Reserved]
Exhibit U             Yield Maintenance Agreement
Exhibit V             Servicing Criteria To Be Addressed In Assessment of Compliance

         This Pooling and Servicing  Agreement,  effective as of July 1, 2006,  among  RESIDENTIAL  ASSET  MORTGAGE
PRODUCTS,  INC., as depositor (together with its permitted  successors and assigns,  the "Depositor"),  RESIDENTIAL
FUNDING   CORPORATION,   as  master   servicer   (together  with  its  permitted   successors   and  assigns,   the
"Master Servicer"),  and JPMORGAN CHASE BANK, N.A., a national banking association  organized under the laws of the
United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder  in fifteen  Classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein, the  REMIC Administrator  will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Yield Maintenance  Agreement and  any  payments  thereunder) subject  to  this  Agreement  as a  real  estate  mortgage  investment  conduit  (a
"REMIC") for  federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I." The
Class R-I  Certificates  will  represent  the sole Class of  "residual  interests"  in REMIC I for  purposes of the
REMIC Provisions (as defined  herein) under  federal income tax law. The following table irrevocably sets forth the
designation,   remittance  rate  (the  "Uncertificated   REMIC I  Pass-Through  Rate") and  initial  Uncertificated
Principal  Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest
possible     maturity     date"     (determined     for    purposes    of    satisfying     Treasury     regulation
Section 1.860G-1(a)(4)(iii)) for  the REMIC I Regular Interests shall be the 360th  Distribution  Date. The REMIC I
Regular Interests will not be certificated.

                       UNCERTIFICATED REMIC I
                     --------------------------      INITIAL UNCERTIFICATED REMIC I             LATEST POSSIBLE
    DESIGNATION          PASS-THROUGH RATE                  PRINCIPAL BALANCE                    MATURITY DATE
        AA                  Variable(1)                      $695,801,016.10                    August 25, 2036
        A-1                 Variable(1)                        $2,934,880                       August 25, 2036
        A-2                 Variable(1)                        $1,810,660                       August 25, 2036
        A-3                 Variable(1)                          $472,960                       August 25, 2036
        M-1                 Variable(1)                          $539,600                       August 25, 2036
        M-2                 Variable(1)                          $269,800                       August 25, 2036
        M-3                 Variable(1)                          $156,200                       August 25, 2036
        M-4                 Variable(1)                          $138,450                       August 25, 2036
        M-5                 Variable(1)                          $138,450                       August 25, 2036
        M-6                 Variable(1)                          $124,250                       August 25, 2036
        M-7                 Variable(1)                          $120,700                       August 25, 2036
        M-8                 Variable(1)                          $106,500                       August 25, 2036
        M-9                 Variable(1)                           $71,000                       August 25, 2036
        ZZ                  Variable(1)                        $7,316,570.74                    August 25, 2036

(1)      Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

                                                     REMIC II

         As provided herein, the  REMIC Administrator  will elect to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for  federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC II".  The  Class R-II  Certificates  will  represent  the sole  class of  "residual interests"  in REMIC II for purposes of the  REMIC Provisions  under federal  income tax law. The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate  Principal  Balance, certain features,  Final Scheduled Distribution Date and initial ratings for each Class of Certificates  comprising the interests  representing  "regular  interests" in REMIC II.  The "latest possible maturity date" (determined for purposes  of  satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii)) for  each  Class of  REMIC II  Regular
Interests shall be the 360th Distribution Date.

                                                   AGGREGATE
                                                    INITIAL
                                PASS-THROUGH      CERTIFICATE      FINAL SCHEDULED
   DESIGNATION        TYPE          RATE       PRINCIPAL BALANCE  DISTRIBUTION DATE          INITIAL RATINGS
                                                                                       MOODY'S      S&P      FITCH
Class A-1(1)         Senior    Adjustable(2) (3)$  293,488,000       June 25, 2029        Aaa        AAA       AAA
Class A-2(1)         Senior    Adjustable(2) (3)$  181,066,000     October 25, 2035       Aaa        AAA       AAA
Class A-3(1)         Senior    Adjustable(2) (3)$   47,296,000      August 25, 2036       Aaa        AAA       AAA
Class M-1(1)       Mezzanine   Adjustable(2) (3)$   53,960,000      August 25, 2036       Aa1        N/R       AA+
Class M-2(1)       Mezzanine   Adjustable(2) (3)$   26,980,000      August 25, 2036       Aa2        N/R        AA
Class M-3(1)       Mezzanine   Adjustable(2) (3)$   15,620,000      August 25, 2036       Aa3        N/R       AA-
Class M-4(1)       Mezzanine   Adjustable(2) (3)$   13,845,000      August 25, 2036       A1         N/R        A+
Class M-5(1)       Mezzanine   Adjustable(2) (3)$   13,845,000      August 25, 2036       A2         N/R        A
Class M-6(1)       Mezzanine   Adjustable(2) (3)$   12,425,000      August 25, 2036       A3         N/R        A-
Class M-7(1)       Mezzanine   Adjustable(2) (3)$   12,070,000      August 25, 2036      Baa1        N/R       BBB+
Class M-8(1)       Mezzanine   Adjustable(2) (3)$   10,650,000      August 25, 2036      Baa2        N/R       BBB
Class M-9(1)       Mezzanine   Adjustable(2) (3)$    7,100,000      August 25, 2036      Baa3        N/R       BBB-
Class SB Interest Subordinate    Variable(4)   $   21,656,036.84         N/A             N/R        N/R       N/R
Class R-I           Residual         N/A              N/A                N/A             N/R        N/R       N/R
Class R-II          Residual         N/A              N/A                N/A             N/R        N/R       N/R

----------------------
(1)      The Class A  Certificates  and Class M  Certificates  will  represent  ownership  of REMIC II  Regular
Interests   together  with  certain   rights  to  payments  to  be  made  from  amounts   received   under  the
Yield Maintenance  Agreement which will be treated as an interest rate cap contract, the payments on which will be deemed made for federal income tax purposes outside of REMIC II.
(2)      The REMIC II Regular Interests,  the ownership of which is represented by the Class A Certificates and
Class M Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment  caps as described in the  definition  of  "Pass-Through  Rate" and the  provisions  for the payment of Class A Basis Risk Shortfall  Carry-Forward  Amounts and Class M Basis Risk Shortfall  Carry-Forward
Amounts herein,  which payments will not be part of the entitlement of the REMIC II Regular  Interests  related to such Certificates.
(3)      The Class A Certificates and Class M Certificates  will also entitle their holders to certain payments from the Holder of the  Class SB  Certificates  from  amounts to which the related  REMIC II  Regular  Interest components are entitled and from amounts received under the  Yield Maintenance  Agreement,  which will not be a part of their ownership of the REMIC II Regular Interests.
(4)      The Class SB  Certificates will accrue interest as described in the definition of Accrued  Certificate
Interest.  The Class SB  Certificates  will not accrue interest on their  Certificate  Principal  Balance.  The
Class SB  Certificates will be comprised of two REMIC II regular  interests,  a principal only regular interest designated  component SB-PO and an interest only regular interest component  designated as SB-IO, which will be entitled  to  distributions  as set forth  herein.  The rights of the Holder of the  Class SB  Certificates  to payments  from the  Yield Maintenance  Agreement  shall be outside and apart from its rights under the REMIC II
Regular Interests SB-IO and SB-PO.

         The Mortgage  Loans have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $710,001,036.84.  The
Mortgage Loans are  fixed-rate and  adjustable-rate,  fully  amortizing,  first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

         In consideration of the mutual agreements herein contained,  the Depositor,  the  Master Servicer  and the
Trustee agree as follows:

ARTICLE I
                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date and the Class A Certificates and
Class M Certificates,  interest  accrued during the related  Interest  Accrual Period on the Certificate  Principal
Balance  thereof  immediately  prior  to  such  Distribution  Date  at  the  related  Pass-Through  Rate  for  that
Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of Certificates  shall be reduced by the amount of  Prepayment  Interest  Shortfalls  on the  Mortgage  Loans  during the prior  calendar  month (to the extent not covered by  Eligible  Master  Servicing  Compensation  pursuant  to  Section 3.16) and  by the amount of Relief Act
Shortfalls  on the  Mortgage  Loans  during the related Due Period,  in each case to the extent  allocated  to that
Class  of  Certificates  pursuant  to  Section 4.02(g).   Accrued  Certificate  Interest  for  each  Class  on  any
Distribution  Date shall be further reduced by the interest  portion of Realized  Losses  allocated to any Class of
Certificates pursuant to Section 4.05.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the
preceding  Interest  Accrual  Period  at  the  related   Pass-Through  Rate  for  that  Distribution  Date  on  the
Uncertificated  Notional  Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such
Distribution  Date,  reduced by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment
Interest  Shortfalls to the extent not covered by Eligible Master Servicing  Compensation  pursuant to Section 3.16 or  by  the  Excess  Cash  Flow  pursuant  to  clauses (xv) and  (xvi) of  Section 4.02(c).  In  addition,  Accrued
Certificate Interest with respect to each Distribution Date, as to the Class SB  Certificates,  shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the  Overcollateralization  Amount pursuant to Section 4.05  hereof.  Accrued  Certificate  Interest on the Class A Certificates and Class M Certificates shall accrue  on the basis of a 360-day  year and the  actual  number of days in the  related  Interest  Accrual  Period.
Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the  Master Servicer,  pursuant  to
Section 4.04.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries,  REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage
Loan  purchases  made pursuant to  Section 2.02,  2.03,  2.04,  4.07 or 4.08 and Mortgage Loan  substitutions  made pursuant  to  Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than such
Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries and purchases of Mortgage Loans
that  the   Master Servicer  has  deemed  to  have  been  received  in  the  preceding  month  in  accordance  with
Section 3.07(b)) and  (ii) payments  which represent early receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With  respect  to any  Mortgaged  Property,  one of the  following:  (i) the  lesser of
(a) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of origination,  (ii) in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan, one of (1) the appraised value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified,  (2) the appraised  value  determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged  Property,  or  (iii) with  respect to the Mortgage  Loans for which a broker's  price opinion was obtained, the value contained in such opinion.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any  amount  deposited in the  Certificate  Account on the related  Certificate  Account Deposit Date pursuant to  Section 3.12(a) in  respect of the Mortgage  Loans,  (iv) any amount that the  Master Servicer  is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e) in  respect of the Mortgage Loans and
(v) any amount deposited in the Certificate  Account pursuant to Section 4.07 or 4.08 and any amounts  deposited in the  Custodial  Account  pursuant  to  Section 9.01,  reduced by  (b) the  sum as of the close of  business  on the immediately  preceding  Determination Date of: (w) any payments or collections  consisting of prepayment charges on the  Mortgage  Loans that were  received  during the  related  Prepayment  Period,  (x) the  Amount Held for Future
Distribution and (y) amounts  permitted to be withdrawn by the Master Servicer  from the Custodial Account pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk Shortfall: Any Class A Basis Risk Shortfall or Class M Basis Risk Shortfall, as applicable.

         Basis Risk  Shortfall  Carry-Forward  Amount:  Any Class A Basis Risk  Shortfall  Carry-Forward  Amount or
Class M Basis Risk Shortfall Carry-Forward Amount, as applicable.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  Minnesota,  Illinois,  Texas or  Michigan  (and such other state or states in which the
Custodial  Account or the  Certificate  Account  are at the time  located) are  required  or  authorized  by law or executive order to be closed.

         Call Rights:  As defined in Section 9.01(e).

         Capitalization  Reimbursement  Amount:  With respect to any Distribution  Date, the amount of unreimbursed
Advances or  Servicing  Advances  that were added to the Stated  Principal  Balance of the related  Mortgage  Loans
during  the  preceding  calendar  month  and  reimbursed  to  the   Master Servicer  or  Subservicer   pursuant  to
Section 3.10(a)(vii) on or prior to such Distribution Date.

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO Acquisition  occurred,  a determination  by the  Master Servicer  that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to  Section 4.01,  which shall be entitled "JPMorgan Chase Bank, N.A. as trustee,  in trust for the registered holders of  Residential Asset
Mortgage  Products,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ3" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With  respect  to any  Class A or  Class M  Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and  applied to reduce the Certificate Principal Balance thereof pursuant to  Section 4.02(c) and  4.02(d) and (y) the aggregate of all reductions in Certificate  Principal Balance deemed to have occurred in connection  with Realized  Losses which were  previously  allocated to such  Certificate
(or any predecessor  Certificate) pursuant  to Section 4.05,  provided, that with respect to any Distribution Date, the  Certificate  Principal  Balance  of each class of Class A  Certificates  and Class M  Certificates  to which a
Realized Loss was  previously  allocated and remains  unreimbursed  will be  increased,  sequentially,  as follows:
first,  the Class A  Certificates on a pro rata basis,  and then the Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificates,  in that order, to the extent of Realized
Losses previously  allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries received during the previous calendar month and available for distribution pursuant to  Section 4.02(c)(xii).  With respect to each Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest evidenced  by such  Certificate  times an amount  equal to the excess,  if any, of (A) the  then  aggregate  Stated
Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal Balance of the Class A
Certificates  and Class M  Certificates  then  outstanding.  The Class R  Certificates  will not have a Certificate
Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization nor a  Non-United States  Person shall be a holder of a
Class R  Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R  Certificate,  registered in the name of the Depositor, the  Master Servicer  or any  Subservicer or any Affiliate  thereof shall be deemed not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate
Owners as they may  indirectly  exercise such rights  through the Depository  and  participating  members  thereof, except as otherwise  specified  herein;  provided,  however,  that the Trustee  shall be required to recognize as a
"Holder" or  "Certificateholder"  only the Person in whose name a  Certificate  is  registered  in the  Certificate
Register.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A  Basis  Risk  Shortfall:  With  respect  to  each  Class  of  the  Class A  Certificates  and  any
Distribution  Date for which the  Pass-Through  Rate for any such Class of Certificates is equal to the Net WAC Cap
Rate, the excess,  if any, of (x) Accrued  Certificate  Interest on that Class of Certificates on such Distribution
Date,  calculated at a rate equal to LIBOR plus the related  Class A  Margin,  as calculated for such  Distribution
Date (not to exceed the  Maximum  Mortgage  Loan  Rate),  over  (y) Accrued  Certificate  Interest on such Class of
Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class A Basis Risk  Shortfall  Carry-Forward  Amount:  With respect to each Class of Class A  Certificates and any  Distribution  Date, the sum of (a) the  aggregate amount of Class A Basis Risk Shortfall for such Class on such  Distribution  Date plus (b) any  Class A Basis Risk Shortfall  Carry-Forward  Amount for such Class remaining unpaid from the preceding  Distribution Date, plus (c) one month's interest on the amount in  clause (b) (based  on the number of days in the preceding Interest Accrual Period),  to the extent previously  unreimbursed by the Excess
Cash Flow pursuant to Section 4.02(c)(xvii), at a rate equal to the related Pass-Through Rate.

         Class A Certificate:  Any one of the Class A-1, Class A-2 or Class A-3 Certificates.

         Class A  Interest  Distribution  Amount:  With  respect  to each  Class of  Class A  Certificates  and any
Distribution  Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of each such Class of Class A  Certificates  for such  Distribution  Date,  plus any related Accrued  Certificate  Interest thereon remaining unpaid from any prior Distribution Date.

         Class A  Margin:  With respect to the  Class A-1  Certificates,  initially  0.070%  per annum,  and on any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.070%  per annum.   With  respect  to  the  Class A-2  Certificates,   initially  0.160%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.320%  per annum.   With  respect  to  the  Class A-3  Certificates,   initially  0.290%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.580% per annum.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the Principal Distribution Amount for that Distribution Date; and

                  (ii)     the excess,  if any, of (A) the aggregate  Certificate  Principal Balance of the Class A
         Certificates  immediately  prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of
         (1) the  applicable  Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance of the
         Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions  and (ii) the right to receive the Class A Basis Risk Shortfall  Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions  and (ii) the right to receive the Class A Basis Risk Shortfall  Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions  and (ii) the right to receive the Class A Basis Risk Shortfall  Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

         Class M  Basis  Risk  Shortfall:  With  respect  to  the  Class M-1,   Class M-2,   Class M-3,  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificates and any  Distribution  Date for which the
Pass-Through  Rate for any such Class of  Certificates  is equal to the Net WAC Cap Rate,  the  excess,  if any, of
(x) Accrued  Certificate  Interest on that Class of Certificates on such  Distribution  Date,  using LIBOR plus the related Class M Margin,  as calculated for such  Distribution  Date (not to exceed the Maximum Mortgage Loan Rate), over (y) Accrued  Certificate  Interest on such Class of Class M Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class M Basis Risk Shortfall  Carry-Forward Amount: With respect to the Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificates and any Distribution Date, the
sum of (a) the  aggregate  amount of Class M  Basis Risk  Shortfall for each such Class on such  Distribution  Date plus  (b) any  Class M  Basis Risk  Shortfall  Carry-Forward  Amount for such  Classes  remaining  unpaid  from the preceding  Distribution  Date, plus (c) one month's  interest on the amount in  clause (b) (based  on the number of days in the preceding  Interest  Accrual  Period),  to the extent  previously  unreimbursed by the Excess Cash Flow pursuant to Section 4.02(c)(xvii), at a rate equal to the related Pass-Through Rate.

         Class M Certificate: Any one of the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,
Class M-7, Class M-8 or Class M-9 Certificates.

         Class M  Margin:  With respect to the  Class M-1  Certificates,  initially  0.350%  per annum,  and on any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.525%  per annum.   With  respect  to  the  Class M-2  Certificates,   initially  0.380%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.570%  per annum.   With  respect  to  the  Class M-3  Certificates,   initially  0.430%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.645%  per annum.   With  respect  to  the  Class M-4  Certificates,   initially  0.500%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.750%  per annum.   With  respect  to  the  Class M-5  Certificates,   initially  0.550%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.825%  per annum.   With  respect  to  the  Class M-6  Certificates,   initially  0.630%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
0.945%  per annum.   With  respect  to  the  Class M-7  Certificates,   initially  1.500%  per annum,  and  on  any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
2.250% per annum.  With respect to the Class M-8 Certificates,  initially 1.650% per annum, and on any Distribution
Date on or after  the  second  Distribution  Date  after the  first  possible  Optional  Termination  Date,  2.475%
per annum.  With respect to the Class M-9  Certificates,  initially 2.500% per annum,  and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 3.750% per annum.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-2,
Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8, Class M-9, Class SB and Class R Certificates
with respect to distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing
(i) an interest  designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive  the Class M  Basis Risk  Shortfall  Carry-Forward  Amount from the Excess Cash Flow to the extent described herein.

         Class M-1 Interest  Distribution  Amount: With respect to the Class M-1  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-1  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on  or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A Principal Distribution Amount; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution
         Amount  for  that  Distribution   Date) and  (2) the  Certificate   Principal  Balance  of  the  Class M-1
         Certificates  immediately  prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of
         (1) the  applicable  Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance of the
         Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9, Class SB and Class R Certificates with respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the Class M  Basis Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow to the extent  described herein.

         Class M-2 Interest  Distribution  Amount: With respect to the Class M-2  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-2  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of the  Class A  Principal  Distribution  Amount and the  Class M-1  Principal  Distribution
         Amount; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates  and  Class M-1  Certificates  (after  taking into account the payment of the
         Class A  Principal   Distribution  Amount  and  the  Class M-1  Principal  Distribution  Amount  for  that
         Distribution  Date) and (2) the Certificate  Principal Balance of the Class M-2  Certificates  immediately
         prior  to  that  Distribution  Date  over  (B) the  lesser  of  (x) the  product  of  (1) the   applicable
         Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB  and  Class R  Certificates  with  respect  to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall Carry-Forward Amount from Excess Cash Flow to the extent described herein.

         Class M-3 Interest  Distribution  Amount: With respect to the Class M-3  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-3  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1 and  Class M-2  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the  Class A,  Class M-1  and  Class M-2  Certificates  (after  taking into  account the payment of the
         Class A,  Class M-1 and Class M-2 Principal  Distribution Amounts for that Distribution  Date) and (2) the
         Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that Distribution Date over  (B) the  lesser of (x) the  product of  (1) the  applicable  Subordination  Percentage  and  (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the
         Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the
         Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-5,
Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest  designated as a
"regular  interest"  in REMIC II  for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M
Basis Risk Shortfall Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

         Class M-4 Interest  Distribution  Amount: With respect to the Class M-4  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-4  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2 and  Class M-3  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A,  Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into account the payment of the Class A,  Class M-1,  Class M-2 and Class M-3 Principal  Distribution Amounts for that Distribution
         Date) and (2) the Certificate  Principal Balance of the Class M-4  Certificates  immediately prior to that
         Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage
         and  (2) the   aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated
         Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
         Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-6,
Class M-7,  Class M-8,  Class M-9,  Class SB  and  Class R  Certificates  with  respect  to  distributions  and the allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a
"regular  interest"  in REMIC II  for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M
Basis Risk Shortfall Carry-Forward Amount from Excess Cash Flow to the extent described herein.

         Class M-5 Interest  Distribution  Amount: With respect to the Class M-5  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-5  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2,  Class M-3  and  Class M-4  Principal  Distribution  Amounts or (ii) on or after the Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3  and  Class M-4  Principal  Distribution
         Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A,  Class M-1,  Class M-2,  Class M-3 and Class M-4  Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Principal Distribution Amounts
         for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance of the Class M-5  Certificates
         immediately prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the  applicable
         Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-7,
Class M-8,  Class M-9,  Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of
Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest"
in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M Basis Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow to the extent described herein.

         Class M-6 Interest  Distribution  Amount: With respect to the Class M-6  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-6  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4 and  Class M-5  Principal  Distribution  Amounts or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of  the  Class A,  Class M-1,   Class M-2,  Class M-3,  Class M-4  and  Class M-5  Principal
         Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class M-5 Principal
         Distribution  Amounts  for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance  of the
         Class M-6 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate Stated  Principal  Balance of the
         Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-8,
Class M-9,  Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the  right to receive the Class M  Basis Risk  Shortfall  Carry-Forward
Amount from the Excess Cash Flow to the extent described herein.

         Class M-7 Interest  Distribution  Amount: With respect to the Class M-7  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-7  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6 Principal  Distribution Amounts or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5  and  Class M-6
         Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5
         and  Class M-6  Principal  Distribution  Amounts  for  that  Distribution  Date) and  (2) the  Certificate
         Principal Balance of the Class M-7  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated
         Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
         Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
         Loans  after  giving  effect  to   distributions  to  be  made  on  that   Distribution   Date,  over  the
         Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-9,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

         Class M-8 Interest  Distribution  Amount: With respect to the Class M-8  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-8  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6  and
         Class M-7 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance
         of  the  Class A,  Class M-1,   Class M-2,   Class M-3,  Class M-4,  Class M-5,  Class M-6  and  Class M-7
         Certificates  (after  taking into account the payment of the  Class A,  Class M-1,  Class M-2,  Class M-3,
         Class M-4,  Class M-5,  Class M-6  and  Class M-7  Principal  Distribution  Amounts for that  Distribution
         Date) and (2) the Certificate  Principal Balance of the Class M-8  Certificates  immediately prior to that
         Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage
         and  (2) the   aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated
         Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
         Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B,  senior to the  Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes of the  REMIC Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward Amount from
Excess Cash Flow to the extent described herein.

         Class M-9 Interest  Distribution  Amount: With respect to the Class M-9  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-9  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution  Date,  (a) the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal
Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance
         of  the  Class A,  Class M-1,   Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7  and
         Class M-8  Certificates  (after  taking into  account the payment of the  Class A,  Class M-1,  Class M-2,
         Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7 and Class M-8 Principal Distribution Amounts for
         that  Distribution   Date) and  (2) the  Certificate  Principal  Balance  of  the  Class M-9  Certificates
         immediately prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the  applicable
         Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class R Certificates:  Collectively, the Class R-I Certificates and the Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II   Certificate:   Any  one  of  the  Class R-II   Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit E and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit D,  subordinate  to the Class A
Certificates and Class M  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and  evidencing an interest  comprised of "regular  interests" in REMIC II,  together with certain rights to payments under the Yield Maintenance Agreement for purposes of the REMIC Provisions.

         Closing Date:  August 3, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commission:  The Securities and Exchange Commission.

         Cooperative:  A private,  cooperative  housing  corporation which owns or leases land and all or part of a building or  buildings,  including  apartments,  spaces used for  commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A dwelling unit in a  multi-dwelling  building  owned or leased by a Cooperative, which  unit the  Mortgagor  has an  exclusive  right to  occupy  pursuant  to the terms of a  proprietary  lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with  respect to the  Cooperative  Apartment  occupied by the  Mortgagor  and  relating to the related  Cooperative
Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans: Any of the Mortgage Loans made in respect of a Cooperative  Apartment,  evidenced by a
Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an assignment  of  the  Cooperative  Lease,  (iv) financing  statements  and  (v) a  stock  power  (or  other  similar instrument),  and ancillary  thereto,  a recognition  agreement  between the  Cooperative and the originator of the
Cooperative  Loan, each of which was transferred and assigned to the Trustee  pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock:  With  respect  to  a  Cooperative  Loan,  the  single  outstanding  class  of  stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative  Stock  Certificate:  With  respect to a  Cooperative  Loan,  the stock  certificate  or other instrument evidencing the related Cooperative Stock.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is located at New York  Plaza,  6th Floor,  New York,  New York  10004,  Attention:
Worldwide Securities Services/Structured Finance Services, RAMP, Series 2006-RZ3.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage loans  serviced or sold by the  Master Servicer  and for the  Master Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the  Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  July 1, 2006.

         Cut-off Date Balance:  $710,001,036.84.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid  as of the close of  business  on August  31 would  then be  considered  to be 30 to 59 days delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in  Section 8-102(a)(5) of  the
Uniform Commercial Code of the State of New York and a "clearing agency"  registered  pursuant to the provisions of
Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Derivative  Contract:  Any ISDA Master  Agreement,  together with the related  Schedule and  Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.11.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.11.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a
Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5) of  the  Code,  which  includes  any of the  following:  (i) the  United States,  any  State  or political  subdivision  thereof,  any possession of the  United States,  or any agency or instrumentality of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for  Freddie Mac,  a majority of its board of directors is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in  Section 521  of the
Code) which  is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated business taxable  income) and  (iv) rural  electric and telephone  cooperatives  described in
Section 1381(a)(2)(C) of  the Code. A Disqualified  Organization also includes any "electing large partnership," as defined in  Section 775(a) of  the Code and any other Person so  designated by the Trustee based upon an Opinion of
Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by such Person may cause any REMIC or any  Person  having an  Ownership  Interest  in any Class of  Certificates  (other  than  such  Person) to  incur a liability  for any federal tax imposed  under the Code that would not  otherwise be imposed but for the Transfer of an  Ownership  Interest  in  a  Class R  Certificate  to  such  Person.  The  terms  "United States",  "State"  and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         DTC Letter: The Letter of  Representations,  dated August 3, 2006,  between the Trustee,  on behalf of the
Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible  Account:   An  account  that  is  any  of  the  following:   (i) maintained  with  a  depository
institution  the debt  obligations of which have been rated by each Rating Agency in its highest rating  available, or (ii) an  account or accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the
Trustee and each Rating  Agency) the  registered  Holders of Certificates have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted
Investments) securing  such  funds  that is  superior  to  claims  of any  other  depositors  or  creditors  of the depository  institution  with which such  account is  maintained,  or (iii) in the case of the  Custodial  Account, either (A) a trust account or accounts  maintained in the corporate trust  department of JPMorgan Chase Bank, N.A., or (B) an account or accounts  maintained in the corporate  asset services  department of JPMorgan Chase Bank, N.A.
as long as its short term debt obligations are rated P-1 (or the  equivalent) or  better by each Rating Agency, and its long term debt obligations are rated A2 (or the  equivalent) or  better,  by each Rating Agency, or (iv) in the case of the  Certificate  Account  and the  Insurance  Account,  a trust  account  or  accounts  maintained  in the corporate  trust division of JPMorgan Chase Bank,  N.A., or (v) an account or accounts of a depository  institution acceptable  to each Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial  Account or the Certificate  Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating Agency).

         Eligible  Master  Servicing  Compensation:  With  respect to any  Distribution  Date,  an amount  equal to
Prepayment  Interest  Shortfalls  resulting from Principal  Prepayments in Full or Curtailments  during the related
Prepayment  Period,  but not more than the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal Balance of the Mortgage Loans  immediately  preceding such  Distribution Date and (b) the sum of the Servicing Fee, all income and gain on  amounts  held in the  Custodial  Account  and the  Certificate  Account  and  amounts  payable  to the
Certificateholders  with respect to such Distribution Date and servicing  compensation to which the Master Servicer may be entitled pursuant to  Section 3.10(a)(v),  and (vi) provided that for purposes of this definition the amount of the  Servicing Fee will not be reduced  pursuant to  Section 7.02(a) except  as may be required  pursuant to the last sentence of such Section 7.02(a).

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date, an amount equal to the sum of (A) the  excess of (1) the  Available  Distribution  Amount for that  Distribution  Date over (2) the sum of
(x) the  Interest  Distribution  Amount  for that  Distribution  Date  and  (y) the  lesser  of  (i) the  aggregate
Certificate  Principal  Balance of the Class A  Certificates  and Class M  Certificates  immediately  prior to such
Distribution  Date and (ii) the  Principal  Remittance  Amount for that Distribution Date to the extent not used to pay  interest  on  the  Class  A  Certificates  and  Class  M  Certificates  on  such  Distribution  Date,  (B) the
Overcollateralization  Reduction Amount, if any, for that Distribution Date and (C) any  Yield Maintenance  Payment
for that Distribution Date.

         Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of
(a) the  Overcollateralization Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fannie Mae:  Fannie Mae,  a federally  chartered and privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FHA:  The Federal Housing Administration, or its successor.

         Final Certification:  As defined in Section 2.02.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for  purposes of the face of the  Certificates,  as follows:
with respect to the  Class A-1  Certificates,  the  Distribution  Date in June 2029;  with respect to the Class A-2
Certificates,  the  Distribution  Date in October  2035;  with respect to each of the Class A-3  Certificates,  the
Distribution  Date in August 2036;  with respect to the Class M-1  Certificates,  the  Distribution  Date in August
2036;  with respect to the  Class M-2  Certificates,  the  Distribution  Date in August  2036;  with respect to the
Class M-3  Certificates,  the  Distribution  Date in August 2036; with respect to the Class M-4  Certificates,  the
Distribution  Date  in  August  2036;  with  respect  to the  Class M-5  Certificates,  the  Distribution  Date  in
August 2036; with respect to the Class M-6 Certificates,  the Distribution Date in August 2036; with respect to the
Class M-7  Certificates,  the  Distribution  Date in August 2036; with respect to the Class M-8  Certificates,  the
Distribution  Date in August 2036;  with respect to the Class M-9  Certificates,  the  Distribution  Date in August
2036;  and with respect to the Class SB  Certificates,  the  Distribution  Date in August 2036. No event of default under  this  Agreement  will  arise or become  applicable  solely by reason of the  failure  to retire  the  entire
Certificate  Principal  Balance of any Class of Class A Certificates or Class M Certificates on or before its Final
Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successor in interest.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and  REO Proceeds  (net of all
amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii)) in  respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or  REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with  Section 3.14) plus  accrued and unpaid  interest at the  Mortgage  Rate on such unpaid  principal balance  from the  Due Date  to which  interest  was last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Freddie Mac:   The  Federal  Home  Loan  Mortgage   Corporation,   a  corporate   instrumentality  of  the
United States  created and existing under Title III of the Emergency  Home Finance Act of 1970, as amended,  or any successor thereto.

         Gross Margin:  With respect to each adjustable  rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the  "NOTE MARGIN,"  which  percentage is added to the related Index on each  Adjustment Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage  Rate) the  interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer  and the Trustee,  or any Affiliate thereof,  (ii) does not have any direct financial  interest or any material indirect financial  interest in the Depositor,  the  Master Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Depositor,  the  Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable  rate Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect to each  Class of  Certificates  (other  than the
Class R  Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any Subservicer,  the  Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Interest  Accrual  Period:  With respect to the Class A Certificates  and Class M  Certificates,  (i) with respect to the  Distribution  Date in August 2006, the period  commencing on the Closing Date and ending on the day preceding  the  Distribution  Date in August  2006,  and  (ii) with  respect  to any  Distribution  Date  after the
Distribution  Date in August  2006,  the  period  commencing  on the  Distribution  Date in the  month  immediately preceding  the month in which such  Distribution  Date  occurs and ending on the day  preceding  such  Distribution
Date. With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

         Interest  Distribution  Amount:  The  sum of the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Interest Distribution Amounts.

         Interested  Person:  As of any date of determination,  the Depositor,  the  Master Servicer,  the Trustee,
any Mortgagor,  any Manager of a Mortgaged  Property,  or any Person known to a Responsible  Officer of the Trustee to be an Affiliate of any of them.

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S. Dollar  deposits,  expressed on a per annum  basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or Sunday  or  (ii) a  day on which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds) received  by  the  Master Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Marker Rate:  With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest SB-IO and any
Distribution  Date, a per annum  rate equal to two  (2) multiplied  by the weighted  average of the  Uncertificated
REMIC I  Pass-Through  Rates for each REMIC I Regular  Interest  (other than the REMIC I Regular  Interest AA) with the rates on each such REMIC I Regular  Interest (other than REMIC I  Regular  Interest  ZZ) subject to a cap equal to the Pass-Through  Rate for the corresponding  Class for such REMIC I Regular  Interest,  and the rate on REMIC I
Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

         Maturity Date: With respect to each Class of Certificates  representing  ownership of regular  interest or
Uncertificated  Regular  Interests issued by each of REMIC I and REMIC II the latest possible maturity date, solely for  purposes of  Section 1.860G-1(a)(4)(iii) of  the  Treasury  Regulations,  by which the  Certificate  Principal
Balance of each such Class of Certificates  representing a regular  interest in the Trust Fund  would be reduced to zero, which is, for each such regular  interest,  the  Distribution  Date in August 2036, which is the Distribution
Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage  Loan  Rate:  With  respect  to the Class A and Class M  Certificates  and any  Interest
Accrual Period, 14.000% per annum.

         Maximum  Mortgage  Rate:  With  respect to any  adjustable  rate  Mortgage  Loan,  the rate  indicated  in
Exhibit G  hereto as the  "NOTE CEILING,"  which rate is the maximum  interest  rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum  Net  Mortgage  Rate:  With  respect  to any  adjustable  rate  Mortgage  Loan  and  any  date  of determination,  the Maximum  Mortgage Rate minus the sum of (i) the  Subservicing  Fee Rate and (ii) the  Servicing
Fee Rate.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         Minimum  Mortgage  Rate:  With respect to any  adjustable  rate Mortgage Loan, the greater of (i) the Note
Margin and (ii) the rate indicated in Exhibit G  hereto as the  "NOTE FLOOR",  which rate may be applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  that  is  the  subject  of a  Servicing
Modification,  the Mortgage  Rate,  minus the rate  per annum by which the Mortgage  Rate on such Mortgage Loan was reduced.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate,  minus the rate  per annum by which the Mortgage  Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly Payment:  With respect to any Mortgage Loan (including any  REO Property) and  the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan,  the mortgage,  deed of trust or other comparable  instrument  creating a first lien on an estate in fee simple interest in real property securing a
Mortgage Note.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loan  Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit G (as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii)     [reserved];

                  (iii)    the maturity of the  Mortgage  Note  ("MATURITY  DATE" or  "MATURITY  DT") for  Mortgage
         Loans;

                  (iv)     the Mortgage Rate as of origination ("ORIG RATE");

                  (v)      the Mortgage  Rate as of the Cut-off Date for an  adjustable  rate  Mortgage Loan ("CURR
         RATE");

                  (vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)    the  scheduled  monthly  payment of  principal,  if any,  and interest as of the Cut-off
         Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

                  (viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix)     the Loan-to-Value Ratio at origination ("LTV");

                  (x)      a code "T",  "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage
         Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage  Loan is secured by a primary residence);

                  (xi)     a code "N" under the column "OCCP CODE",  indicating  that the Mortgage  Loan is secured by a non-owner  occupied  residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

                  (xii)    the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

                  (xiii)   the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

                  (xiv)    the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

                  (xv)     the first  Adjustment  Date after the  Cut-off  Date for the  adjustable  rate  Mortgage
         Loans ("NXT INT CHG DT");

                  (xvi)    the Periodic Cap for the adjustable  rate Mortgage Loans  ("PERIODIC  DECR" or "PERIODIC
         INCR"); and

                  (xvii)   (the  rounding  of the  semi-annual  or  annual  adjustment  to the  Mortgage  Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage  Loans:  Such  of the  mortgage  loans  transferred  and  assigned  to the  Trustee  pursuant  to
Section 2.01  as from time to time are held or deemed to be held as a part of the  Trust Fund,  the Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans  held or deemed  held as part of the  Trust Fund  including,  without  limitation,  (i) with  respect to each
Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining  thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative  Loan,  each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable  rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent  (0.125%) or  up to the nearest  one-eighth of one percent,  which are indicated by a "U"
on Exhibit G,  except in the case of the adjustable  rate Mortgage Loans indicated by an "X" on Exhibit G or hereto under  the  heading  "NOTE METHOD"),  of the  related  Index  plus the Note  Margin,  in each case  subject  to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged  Property:  The  underlying  real  property  securing  a  Mortgage  Loan or,  with  respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage  Loan as of such date minus the sum of (i) the  related  Servicing Fee
Rate and (ii) the related Subservicing Fee Rate.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date, a per annum rate (which will not be less than zero) equal to the product of (a) the weighted  average of the Net Mortgage Rates (or, if applicable,  the Modified
Net Mortgage  Rates) of the Mortgage Loans using the Net Mortgage  Rates in effect for the Monthly  Payments due on such  Mortgage  Loans  during the related Due Period,  weighted  on the basis of the  respective  Stated  Principal
Balances  thereof on the first day of the related Due Period and (b) a  fraction  expressed  as a  percentage,  the numerator  of which  is 30 and the  denominator  of which is the  actual  number  of days in the  related  Interest
Accrual  Period.  For all federal  income tax purposes,  the Net WAC Cap Rate shall be computed as a per annum rate equal to the weighted average of the  Uncertificated  REMIC I  Pass-Through Rates on the REMIC I Regular Interests,
weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

         Non-Primary  Residence Loans:  The Mortgage Loans designated as secured by second or vacation  residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or proposed to be made by the  Master Servicer  or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the  Master Servicer,  which forgives  amounts which the  Master Servicer  or
Subservicer  had  previously  advanced,  and the  Master Servicer  determines  that no other  source of  payment or reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable
Advances.  The determination by the  Master Servicer  that it has made a Nonrecoverable  Advance shall be evidenced by an Officer's  Certificate  delivered to the Depositor,  the Trustee and the  Master Servicer  setting forth such determination,  which shall  include any other  information  or reports  obtained  by the  Master Servicer  such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above, the Trustee shall be entitled to rely upon any  determination by the Master Servicer  that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note Margin:  With respect to each  adjustable  rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the  "NOTE MARGIN,"  which  percentage is added to the
Index on each Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the
Periodic  Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the  interest  rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

         Notional  Amount:  With  respect to the Class SB  Certificates  or the REMIC II  Regular  Interest  SB-IO,
immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the REMIC I
Regular Interests.

         Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant Secretary of the Depositor or the  Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the  Master Servicer,  who may be counsel for the Depositor or the  Master Servicer,  provided that any opinion of counsel  (i) referred to in the definition of  "Disqualified  Organization"  or  (ii) relating  to the  qualification of REMIC I or REMIC II as
REMICs or compliance with the  REMIC Provisions  must,  unless  otherwise  specified,  be an opinion of Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage Loan:  With respect to the Due Date in any Due Period,  a Mortgage  Loan  (including an  REO Property) that  was not the subject of a Principal  Prepayment in Full, Cash Liquidation or REO Disposition
and that was not  purchased,  deleted or substituted  for prior to such Due Date  pursuant to  Section 2.02,  2.03,
2.04, 4.07 or 4.08.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution Date over (b) the  aggregate  Certificate  Principal Balance of the Class A Certificates
and Class M  Certificates  as of such date,  before  taking into account  distributions  of principal to be made on that Distribution Date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  an amount equal to the lesser  of  (i) the  Excess  Cash  Flow  for  that  Distribution  Date  available  to  make  payments  pursuant  to
Section 4.02(c)(xiv) and  (ii) the  excess,  if any,  of  (x) the  Required  Overcollateralization  Amount for that
Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date for which the  Excess
Overcollateralization  Amount is, or would be,  after  taking into  account all other  distributions  to be made on such Distribution  Date,  greater than zero, an amount equal to the lesser of (i) the Excess  Overcollateralization
Amount for that Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate:  With  respect  to the  Class A  Certificates  and each  Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the related Class A Margin (ii) the  Maximum Mortgage Loan Rate and (iii) the Net WAC Cap Rate.  With respect to the Class M  Certificates  and each  Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the related Class M Margin (ii) the  Maximum Mortgage Loan Rate and (iii) the Net WAC Cap Rate.

         With respect to the Class SB Certificates or the REMIC II  Regular  Interest SB-IO, a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator of which is (x) the  sum,  for each REMIC I  Regular
Interest,  of the excess of the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular Interest over the Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of the  applicable
REMIC I Regular Interest and the denominator of which is (y) the Uncertificated Notional Amount.

         Paying Agent:  JPMorgan Chase Bank, N.A., or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect to any  Class A  or Class M  Certificate,  the  undivided  percentage ownership  interest in the related Class evidenced by such Certificate,  which percentage  ownership interest shall be equal to the  Initial  Certificate  Principal  Balance  thereof  divided by the  aggregate  Initial  Certificate
Principal  Balance  of all of the  Certificates  of the same  Class.  The  Percentage  Interest  with  respect to a
Class SB Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permitted Investments:  One or more of the following:

                  (i)      obligations  of or guaranteed as to principal and interest by the  United States  or any agency or  instrumentality  thereof when such  obligations  are backed by the full faith and credit of the
         United States;

                  (ii)     repurchase  agreements on  obligations  specified in  clause (i) maturing  not more than one month from the date of  acquisition  thereof,  provided  that the unsecured  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its  highest short-term rating available;

                  (iii)    federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
         acceptances  (which  shall each have an  original  maturity of not more than  90 days  and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining maturity of more than  30 days) denominated  in United States  dollars of any U.S. depository  institution or trust  company  incorporated  under  the  laws of the  United States  or any  state  thereof  or of any domestic branch of a foreign depository  institution or trust company;  provided that the debt obligations of such  depository  institution  or trust company at the date of  acquisition  thereof have been rated by each Rating  Agency in its highest  short-term  rating  available;  and,  provided  further  that,  if the original  maturity  of  such  short-term  obligations  of  a  domestic  branch  of  a  foreign  depository institution or trust company shall exceed  30 days,  the short-term  rating of such  institution  shall be
         A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial  paper and demand  notes  (having  original  maturities  of not more than 365 days) of any corporation  incorporated  under the laws of the  United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest  short-term  rating available;
         provided that such commercial  paper and demand notes shall have a remaining  maturity of not more than 30 days;

                  (v)      a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi)     other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
         Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the then-current rating by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor's and Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest  rating  available  on unsecured  commercial  paper and short-term  debt  obligations  shall mean the following:  A-1+ in the case of Standard & Poor's and P-1 in the case of Moody's;  provided,  however,  that any Permitted  Investment that is a short-term debt obligation  rated A-1 by
Standard  & Poor's  must  satisfy  the  following  additional  conditions:  (i) the  total  amount of debt from A-1 issuers must be limited to the investment of monthly  principal and interest  payments  (assuming fully  amortizing collateral);  (ii) the  total  amount  of A-1  investments  must  not  represent  more  than  20% of the  aggregate outstanding  Certificate  Principal Balance of the Certificates and each investment must not mature beyond 30 days;
(iii) the  terms of the debt must have a  predetermined  fixed  dollar  amount of  principal  due at maturity  that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index. Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Pool Stated  Principal  Balance:  With respect to any date of  determination,  the aggregate of the Stated
Principal  Balances  of each  Mortgage  Loan that was an  Outstanding  Mortgage  Loan on the  Due Date  immediately preceding the Due Period preceding such date of determination.

         Prepayment  Assumption:  With  respect  to  the  Class  A  Certificates  and  Class  M  Certificates,  the
prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market discount on such  Certificates  for federal income tax purposes,  which assumes a prepayment  rate of 100% PPC with respect to the fixed-rate Mortgage Loans, and 100% PPC with respect to the adjustable-rate Mortgage Loans.

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan relating to an  REO Property) that  was the subject of (a) a  Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar  month, an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(i) the  Available  Distribution  Amount for such  Distribution  Date,  plus for  inclusion in Excess Cash Flow for
purposes  of  clauses (b)(v) and   (b)(vi) below,   the  amounts,  if  any,  received  by  the  Trustee  under  the
Yield Maintenance  Agreement for such Distribution Date, over (ii) the Interest Distribution Amount and (b) the sum of:

                  (i)      the principal  portion of each Monthly Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii)     the Stated  Principal  Balance  of any  Mortgage  Loan  repurchased  during the  related
         Prepayment Period (or deemed to have been so repurchased in accordance with  Section 3.07(b)) pursuant  to
         Section 2.02,  2.03,  2.04, 4.07 or 4.08, the amount of any shortfall  deposited in the Custodial  Account in connection  with the  substitution  of a Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04 during the related  Prepayment  Period and the Stated Principal  Balance of Mortgage Loans purchased  pursuant to
         Section 9.01 in connection with such Distribution Date, if applicable;

                  (iii)    the  principal  portion of all other  unscheduled  collections,  other  than  Subsequent
         Recoveries,  on the  Mortgage  Loans  (including,  without  limitation,  Principal  Prepayments  in  Full,
         Curtailments,  Insurance  Proceeds,  Liquidation  Proceeds and  REO Proceeds) received  during the related
         Prepayment  Period to the  extent  applied  by the  Master Servicer  as  recoveries  of  principal  of the
         Mortgage Loans pursuant to Section 3.14;

                  (iv)     the  lesser  of  (a) Subsequent  Recoveries  for  such  Distribution  Date  and  (b) the principal  portion of any Realized Losses  allocated to any Class of Certificates on a prior  Distribution
         Date and remaining unpaid;

                  (v)      the lesser of (a) Excess  Cash Flow for that  Distribution  Date (to the extent not used pursuant to  clause (iv) of  this definition on such  Distribution  Date) and (b) the principal portion of any Realized  Losses  incurred  (or deemed to have been  incurred) on  any Mortgage  Loans in the calendar month  preceding such  Distribution  Date to the extent covered by Excess Cash Flow for that  Distribution
         Date; and

                  (vi)     the lesser of (a) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used to cover Realized Losses  pursuant to  clause (iv) and  (v) of this  definition on such  Distribution
         Date) and (b) the  Overcollateralization  Increase Amount for such Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date;

         minus

                  (vii)    the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date;
         and

                  (viii)   the amount of any Capitalization Reimbursement Amount for such Distribution Date;

provided,  however, that the Principal  Distribution Amount on any Distribution Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any Distribution Date, the sum of the amounts described in clauses (b)(i),  (b)(ii) and  (b)(iii) of  the definition of Principal  Distribution  Amount for that  Distribution
Date.

         Program Guide: The  Residential Funding  Seller Guide for mortgage  collateral sellers that participate in
Residential Funding's  standard  mortgage  programs,  and  Residential Funding's  Servicing  Guide  and  any  other subservicing  arrangements  which  Residential Funding  has arranged to  accommodate  the servicing of the Mortgage
Loans.

         Purchase  Price:  With  respect  to  any  Mortgage  Loan  (or  REO Property) required  to be or  otherwise purchased  on any  date  pursuant  to  Section 2.02,  2.03,  2.04,  4.07 or  4.08,  an  amount  equal to the sum of
(i) (a) if such Mortgage Loan (or  REO Property) is  being purchased  pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this  Agreement,  100% of the Stated  Principal  Balance  thereof  plus the  principal  portion  of any  related unreimbursed  Advances or (b) if such Mortgage Loan (or  REO Property) is  being purchased pursuant to Section 4.08 of this Agreement,  the greater of (1) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances on such Mortgage Loan (or  REO Property) and  (2) the fair market value thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid  accrued interest at the Adjusted
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus  the rate per annum at which the Servicing Fee is  calculated,  or (b) in the case of a purchase made by the  Master Servicer,  at the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), in each case on the Stated
Principal  Balance  thereof to, but not including,  the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Insurer:  A mortgage  guaranty  insurance  company duly qualified as such under the laws of the state of its principal  place of business and each state having  jurisdiction  over such insurer in connection with the insurance  policy issued by such insurer,  duly  authorized  and licensed in such states to transact a mortgage guaranty  insurance  business in such states and to write the insurance  provided by the insurance policy issued by it,  approved as a FNMA- or  FHLMC-approved  mortgage  insurer or having a claims paying ability rating of at least
"AA" or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the insurer it replaces had on the Closing Date.

         Qualified  Substitute Mortgage Loan: A Mortgage Loan substituted by  Residential Funding  or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee,  (i) have an outstanding principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by  Residential Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum  higher than the Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii) have  a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have  a remaining  term to stated  maturity  not greater  than (and not more than one year less than) that of the Deleted  Mortgage Loan;  (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04 hereof and  Section 4  of the  Assignment  Agreement;  and (vi) in  the case of the  adjustable  rate
Mortgage  Loans,  (w) have a Mortgage  Rate that adjusts with the same  frequency  and based upon the same Index as that of the  Deleted  Mortgage  Loan,  (x) have a Note  Margin  not less than that of the  Deleted  Mortgage  Loan;
(y) have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage  Loan;  and (z) have a next  Adjustment
Date no later than that of the Deleted Mortgage Loan.

         Rating  Agency:  Moody's,  Fitch and  Standard  & Poor's.  If any  agency or a  successor  is no longer in existence,  "Rating Agency" shall be such statistical credit rating agency, or other comparable Person,  designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or  REO Property) as  to which a Cash  Liquidation or
REO Disposition  has occurred,  an amount (not less than  zero) equal  to (i) the Stated  Principal  Balance of the
Mortgage Loan (or  REO Property) as  of the date of Cash Liquidation or  REO Disposition,  plus  (ii) interest (and
REO Imputed  Interest,  if any) at the  Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage  Loan) from  the Due Date as to which interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or  REO Disposition) occurred  on the Stated Principal Balance of such  Mortgage  Loan (or  REO Property) outstanding  during each Due Period that such  interest  was not paid or advanced,  minus  (iii) the  proceeds,  if any,  received  during  the  month in which  such Cash  Liquidation  (or
REO Disposition) occurred,  to the extent  applied as  recoveries of interest at the Net Mortgage Rate (or Modified
Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) and to  principal  of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the  Master Servicer  or any  Subservicer  with  respect  to  related  Advances,
Servicing  Advances or other expenses as to which the  Master Servicer  or Subservicer is entitled to reimbursement thereunder but which have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a  Servicing  Modification,  (a) (1) the  amount by which the  interest  portion  of a  Monthly  Payment  or the principal  balance of such  Mortgage  Loan was reduced or (2) the sum of any other amounts owing under the Mortgage
Loan that were forgiven and that constitute  Servicing  Advances that are reimbursable to the  Master Servicer or a
Subservicer,  and  (b) any  such amount with  respect to a Monthly  Payment  that was or would have been due in the month immediately  following the month in which a Principal  Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been  received.  With respect to each  Mortgage  Loan which has become the subject of a  Deficient  Valuation,  the  difference  between  the  principal  balance  of the  Mortgage  Loan  outstanding immediately  prior to such  Deficient  Valuation and the  principal  balance of the Mortgage Loan as reduced by the
Deficient  Valuation.  With respect to each Mortgage Loan which has become the object of a Debt Service  Reduction, the  amount of such  Debt  Service  Reduction  attributable  to  interest.  Notwithstanding  the  above,  neither a
Deficient  Valuation  nor a Debt  Service  Reduction  shall be  deemed a  Realized  Loss  hereunder  so long as the
Master Servicer  has notified the Trustee in writing that the  Master Servicer is diligently  pursuing any remedies that may exist in connection with the  representations  and warranties made regarding the related Mortgage Loan and either (A) the  related  Mortgage Loan is not in default with regard to payments due  thereunder or  (B) delinquent payments of principal  and interest  under the related  Mortgage  Loan and any premiums on any  applicable  primary hazard  insurance  policy and any related escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the  Master Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service
Reduction.

         Realized Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II Regular
Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been  reduced to zero and then to the REMIC II  Regular  Interest  SB-PO in  reduction of the  Principal
Balance thereof.

         Record  Date:  With  respect  to  each  Distribution  Date  and  the  Class A   Certificates  and  Class M
Certificates  which  are  Book-Entry  Certificates,  the  close  of  business  on the  Business  Day  prior to such
Distribution Date.

         With respect to each  Distribution  Date and the  Certificates  (other than the Class A  Certificates  and
Class M  Certificates),  the close of business on the last  Business Day of the month next  preceding  the month in which the  related  Distribution  Date  occurs,  except in the case of the first  Record  Date,  which shall be the
Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the Trust Fund.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005)) or  by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I and REMIC II.

         REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding  Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as  REMIC Administrator  under this
Agreement  the  Master Servicer  or  Trustee  acting  as  successor  master  servicer  shall  appoint  a  successor
REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The segregated pool of assets subject hereto (exclusive of the  Yield Maintenance  Agreement and any payments  thereunder,  which are not assets of any REMIC),  constituting a portion of the primary trust created hereby  and to be  administered  hereunder,  with  respect  to  which  a  separate  REMIC election  is to be  made, consisting of: (i) the  Mortgage Loans and the related  Mortgage  Files;  (ii) all  payments on and  collections in respect of the  Mortgage  Loans due after the Cut-off  Date (other than  Monthly  Payments  due in the month of the
Cut-off  Date) as  shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the  Trust Fund;  (iii) property  which  secured a Mortgage  Loan and which has been  acquired for the benefit  of the  Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;  (iv) the  hazard  insurance policies  and Primary  Insurance  Policies  pertaining  to the  Mortgage  Loans,  if any;  and (v) all  proceeds of clauses (i) through (iv) above.

         REMIC I  Regular  Interest:  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Interest  Loss  Allocation  Amount:  With respect to any  Distribution  Date,  an amount equal to
(a) the  product of (i) the  aggregate  Uncertificated  Principal  Balance of the REMIC I  Regular  Interests  then outstanding and (ii) the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

         REMIC I  Overcollateralized  Amount:  With respect to any date of  determination,  (i) 1% of the aggregate
Uncertificated  Principal  Balances  of the REMIC I  Regular  Interests  minus  (ii) the  aggregate  Uncertificated
Principal  Balances of the REMIC I  Regular  Interests  (other than REMIC I  Regular  Interests AA and ZZ), in each case as of such date of determination.

         REMIC I Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to the product of (i) the  aggregate  Stated  Principal  Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the Uncertificated  Principal Balances of REMIC I Regular
Interests  A-1, A-2, A-3,  M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 and M-9 and the  denominator  of which is the sum of the Uncertificated Principal Balances of A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 and ZZ.

         REMIC I  Regular  Interest AA: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest A-1: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest A-2: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest A-3: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-1: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-2: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-3: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-4: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-5: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-6: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-7: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-8: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-9: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest ZZ: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest ZZ Maximum  Interest  Deferral  Amount:  With respect to any  Distribution  Date, the excess of  (i) Uncertificated  Accrued Interest  calculated with the REMIC I Regular Interest ZZ Uncertificated
Pass-Through Rate and an Uncertificated  Principal Balance equal to the excess of (x) the Uncertificated  Principal
Balance of REMIC I  Regular  Interest ZZ over  (y) the  REMIC I  Overcollateralized  Amount,  in each case for such
Distribution  Date, over (ii) the sum of  Uncertificated  Accrued  Interest on REMIC I Regular Interest A-1 through
REMIC I  Regular  Interest M-9, with the rate on each such REMIC I Regular  Interest  subject to a cap equal to the
Pass-Through Rate for the corresponding Class for the purpose of this calculation.

         REMIC II:  The segregated pool of assets described in the Preliminary Statement.

         REMIC II  Regular  Interest:  Any  "regular  interest"  issued  by  REMIC II  the  ownership  of  which is evidenced by a Class A Certificate, a Class M Certificate or the Class SB Certificate.

         REMIC II Regular Interest SB-IO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II  Regular  Interest.  REMIC II Regular Interest SB-IO shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions  hereof,  in an aggregate amount equal to interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC II Regular Interest SB-PO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II  Regular  Interest.  REMIC II  Regular Interest SB-PO shall have no entitlement to interest and shall be entitled to distributions  of principal  subject to the terms and conditions  hereof,  in an aggregate amount equal to principal distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC Provisions:  Provisions of the federal  income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A through  860G of  Subchapter  M of  Chapter 1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed  regulations) and  published rulings, notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

         REMIC Regular Interests:  the REMIC I Regular Interests and REMIC II Regular Interests.

         REO Acquisition:  The acquisition by the  Master Servicer  on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition:  With respect to any  REO Property,  a determination by the  Master Servicer  that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds  and  other  payments  and recoveries  (including proceeds of a final sale) which the  Master Servicer  expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With  respect  to any  REO Property,  for any  period,  an  amount  equivalent  to interest  (at a rate  equal to the sum of the Net  Mortgage  Rate that would have been  applicable  to the  related
Mortgage  Loan had it been  outstanding) on  the unpaid  principal  balance of the Mortgage  Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any  REO Property  (including,  without limitation,  proceeds from the rental of the related Mortgaged  Property or with respect to a Cooperative Loan, the related  Cooperative  Apartment) which  proceeds are required to be deposited into the Custodial  Account only upon the related REO Disposition.

         REO Property:  A Mortgaged Property acquired by the  Master Servicer,  on behalf of the Trust Fund for the benefit of the Certificateholders  pursuant to Section 3.14,  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that  (i) has  been subject to an interest  rate reduction,  (ii) has  been  subject to a term  extension  or  (iii) has  had amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan  modified in  accordance  with  clause (i) above  for a temporary  period shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for  release,  the form of which is attached as  Exhibit H  hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date, (a) if such Distribution
Date is prior to the Stepdown Date, 3.05% of the Cut-off Date Balance,  or (b) if such  Distribution  Date is on or after the Stepdown Date, the greater of (i) 6.10% of the then current  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the end of the  related  Due  Period  and  (ii) the  Overcollateralization  Floor;  provided, however,  that if a Trigger  Event is in effect,  the Required  Overcollateralization  Amount shall be equal to the
Required   Overcollateralization   Amount  for  the   immediately   preceding   Distribution   Date.  The  Required
Overcollateralization Amount may be reduced from time to time with notification to the Rating Agencies.

         Residential Funding:  Residential Funding  Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and not in its capacity as Master Servicer, and any successor thereto.

         Responsible  Officer:  When used with  respect to the  Trustee,  any officer of the  Worldwide  Securities
Services/Structured  Finance  Services  Department of the Trustee,  including any Senior Vice  President,  any Vice
President,  any Assistant Vice President,  any Assistant  Secretary,  any Trust Officer or Assistant Trust Officer,
or any other  officer of the Trustee,  in each case,  with direct  responsibility  for the  administration  of this
Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Securities Act:   Securities Act of 1933, as amended.

         Security  Agreement:  With respect to a Cooperative  Loan, the agreement  creating a security  interest in favor of the originator in the related Cooperative Stock.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Senior Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class M  Certificates
and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution of the Principal  Distribution
Amount on such  Distribution  Date and the denominator of which is (y) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the  related
Cooperative  Apartment),  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures implemented in accordance  with  Section 3.07  and  (v) compliance  with the  obligations  under  Sections  3.01,  3.08,  3.11,
3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer  provides services such as appraisals  and brokerage  services that are  customarily  provided by Persons other than  servicers of mortgage loans, reasonable compensation for such services.

         Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of  Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master Servicer  in respect of master servicing  compensation that accrues at an annual rate equal to the Servicing
Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum  rate  designated on the Mortgage
Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor  Master Servicers  as provided in
Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any  reduction  of the  interest  rate on or the Stated  Principal  Balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the   Master Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee on the Closing  Date by the  Master Servicer,  as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the
arithmetic  average,  for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage,  equal to (x) the  aggregate Stated Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in bankruptcy that are 60 or more days delinquent,  foreclosure and  REO Properties,  over (y) the aggregate Stated
Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated Principal Balance:  With respect to any Mortgage Loan or related  REO Property,  at any given time,
(i) the sum of (a) the  Cut-off  Date  Principal  Balance of the  Mortgage  Loan,  and (b) any  amount by which the
Stated  Principal  Balance of the Mortgage  Loan has been  increased  pursuant to a Servicing  Modification,  minus
(ii) the  sum of (a) the  principal  portion of the Monthly  Payments  due with  respect to such  Mortgage  Loan or
REO Property  during each Due Period  commencing on the first Due Period after the Cut-Off Date and ending with the
Due Period  related to the previous  Distribution  Date which were received or with respect to which an Advance was made,  and (b) all  Principal  Prepayments  with respect to such Mortgage Loan or  REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the  Master Servicer  as recoveries of principal in accordance with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 or 4.03 on any previous  Distribution  Date, and (c) any  Realized Loss incurred with respect to such Mortgage Loan allocated to  Certificateholders  with respect thereto for any previous
Distribution Date.

         Stepdown  Date:  The  Distribution  Date  which  is the  earlier  to occur of  (i) the  Distribution  Date immediately  succeeding the Distribution Date on which the aggregate  Certificate  Principal Balance of the Class A
Certificates has been reduced to zero or (ii) the later to occur of (x) the  Distribution  Date occurring in August
2009 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage is equal to or greater than
53.00%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With  respect  to  the  Class A  Certificates,  47.00%;  with  respect  to the
Class M-1 Certificates,  62.20%; with respect to the Class M-2 Certificates,  69.80%; with respect to the Class M-3
Certificates,  74.20%;  with  respect  to the  Class M-4  Certificates,  78.10%;  with  respect  to  the  Class M-5
Certificates,  82.00%;  with  respect  to the  Class M-6  Certificates,  85.50%;  with  respect  to  the  Class M-7
Certificates,  88.90%;  with respect to the  Class M-8  Certificates,  91.90%;  and with  respect to the  Class M-9
Certificates, 93.90%.

         Subsequent  Recoveries:  As of any Distribution Date, amounts received by the Master Servicer  (net of any
related  expenses  permitted  to  be  reimbursed  pursuant  to   Section 3.10) or   surplus  amounts  held  by  the
Master Servicer  to cover  estimated  expenses  (including,  but not  limited  to,  recoveries  in  respect  of the representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement and assigned to the Trustee pursuant to  Section 2.04) specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an  REO Disposition  prior to the related  Prepayment  Period and that resulted in a Realized
Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer  has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written contract between the  Master Servicer  and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a Nonsubserviced  Mortgage Loan, to the  Master Servicer) in  respect of subservicing and other compensation  that accrues with respect to each  Distribution  Date at an annual rate equal to the Subservicing Fee
Rate  multiplied by the Stated  Principal  Balance of such Mortgage Loan as of the related  Due Date in the related
Due Period.

         Subservicing Fee Rate:  The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S. Real  Estate
Mortgage  Investment  Conduit  Income Tax  Return,  including  Schedule Q  thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable  Income or Net Loss Allocation,  or any successor forms, to be filed on behalf of any  REMIC due  to its  classification  as a  REMIC under  the  REMIC Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate Screen Page 3750: As defined in Section 1.02.

         Transaction Party:  As defined in Section 12.02(a).

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in effect with respect to any  Distribution  Date if either  (i) with respect to any Distribution Date, the three-month average of the Sixty-Plus Delinquency  Percentage,  as determined on that Distribution  Date and the immediately  preceding two Distribution  Dates,  equals or exceeds 30.20% of the
Senior  Enhancement  Percentage  or  (ii) the  aggregate  amount  of  Realized  Losses on the  Mortgage  Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

August 2008 to July 2009                          1.65%  with  respect  to  August  2008,  plus an
                                                  additional   1/12th  of  2.10%  for  each  month
                                                  thereafter.
August 2009 to July 2010                          3.75%  with  respect  to  August  2009,  plus an
                                                  additional   1/12th  of  2.15%  for  each  month
                                                  thereafter.
August 2010 to July 2011                          5.90%  with  respect  to  August  2010,  plus an
                                                  additional   1/12th  of  1.70%  for  each  month
                                                  thereafter.
August 2011 to July 2012                          7.60%  with  respect  to  August  2011,  plus an
                                                  additional   1/12th  of  0.95%  for  each  month
                                                  thereafter.
August 2012 to July 2013                          8.55%  with  respect  to  August  2012,  plus an
                                                  additional   1/12th  of  0.05%  for  each  month
                                                  thereafter.
August 2013 and thereafter                        8.60%.

         Trust Fund:  The segregated  pool of assets  subject  hereto,  consisting  of: (i) the  Mortgage Loans and the related  Mortgage  Files;  (ii) all  payments on and collections in respect of the Mortgage Loans due after the
Cut-off  Date (other than  Monthly  Payments  due in the month of the Cut-off  Date) as  shall be on deposit in the
Custodial  Account or in the  Certificate  Account and  identified as belonging to the  Trust Fund;  (iii) property which  secured  a  Mortgage  Loan  and  which  has been  acquired  for the  benefit  of the  Certificateholders  by foreclosure or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and Primary  Insurance  Policies pertaining  to the Mortgage  Loans,  if any;  (v) rights  under the  Yield Maintenance  Agreement  and any payments thereunder; (vi) all proceeds of clauses (i) through (v) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Uncertificated  Accrued Interest:  With respect to any REMIC I Regular Interest for any Distribution Date,
one month's interest at the related  Uncertificated  REMIC I  Pass-Through Rate for such Distribution Date, accrued on its  Uncertificated  Principal  Balance  immediately  prior to such Distribution  Date.  Uncertificated  Accrued
Interest  for the REMIC I  Regular  Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve
30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular
Interests for any Distribution  Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating  Interest) relating  to the Mortgage Loans for any Distribution Date shall be allocated first, to  Uncertificated  Accrued  Interest payable to REMIC I Regular Interest AA and REMIC I Regular Interest ZZ
up to an aggregate  amount equal to the REMIC I  Interest Loss Allocation  Amount,  98% and 2%,  respectively,  and thereafter any remaining  Prepayment  Interest  Shortfalls (to the extent not covered by Eligible Master  Servicing
Compensation) for  any  Distribution  Date shall be allocated  among REMIC I  Regular  Interest AA, REMIC I Regular
Interest A-1,  REMIC I Regular  Interest A-2,  REMIC I Regular  Interest A-3, REMIC I Regular Interest M-1, REMIC I
Regular  Interest M-2,  REMIC I Regular  Interest M-3,  REMIC I Regular Interest M-1, REMIC I Regular Interest M-4,
REMIC I  Regular  Interest M-5,  REMIC I  Regular  Interest M-6,  REMIC I  Regular  Interest M-7,  REMIC I  Regular
Interest M-8,  REMIC I Regular  Interest M-9 and REMIC I Regular  Interest ZZ, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

         Uncertificated  Notional  Amount:  With respect to the REMIC II  Regular  Interest SB-IO  component of the
Class SB  Certificates  and any  Distribution  Date,  an amount  equal to the  aggregate  Uncertificated  Principal
Balance of the REMIC I Regular Interests for such Distribution Date.

         Uncertificated  Principal Balance:  As of the Closing Date, the  Uncertificated  Principal Balance of each
REMIC I  Regular  Interest  shall  equal the amount set forth in the  Preliminary  Statement  hereto as its initial
Uncertificated  Principal  Balance.  On each  Distribution  Date,  the  Uncertificated  Principal  Balance  of each
REMIC I  Regular  Interest shall be reduced by all  distributions  of principal  deemed made on such  REMIC Regular
Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent necessary and appropriate, shall be further  reduced on such  Distribution  Date by  Realized  Losses as  provided  in  Section 4.05,  and the
Uncertificated  Principal  Balance of REMIC I  Regular  Interest  ZZ shall be  increased  by the  related  interest deferrals as provided in  Section 4.02.  The  Uncertificated  Principal  Balance of each REMIC I  Regular  Interest shall never be less than zero.  With respect to the REMIC II  Regular  Interest  SB-PO,  an initial amount equal to the amount set forth in the  Preliminary  Statement  hereto as its initial  Uncertificated  Principal  Balance.  On each  Distribution  Date, the  Uncertificated  Principal Balance of each REMIC II Regular Interest shall be reduced by all  distributions of principal deemed made on such  REMIC Regular  Interest on such  Distribution Date pursuant to  Section 4.02  and,  if and  to the  extent  necessary  and  appropriate,  shall  be  further  reduced  on  such
Distribution Date by Realized Losses as provided in Section 4.05.

         Uncertificated  REMIC I  Pass-Through  Rate: With respect to any Distribution Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates of the  Mortgage  Loans in effect for the  scheduled  Monthly
Payments due on such Mortgage Loans during the related Due Period.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the  United States,  a corporation,  partnership or other entity  (treated as a  corporation  or  partnership  for  United States  federal  income tax  purposes) created  or organized in, or under the laws of, the  United States,  any state thereof,  or the District of Columbia (except in the case of a partnership,  to the extent provided in Treasury  regulations) provided  that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership for  United States  federal income tax purposes shall be treated as a United States  Person unless all persons that own an  interest  in such  partnership  either  directly  or  through  any  entity  that is not a  corporation  for
United States  federal income tax purposes are required by the applicable  operative  agreement to be United States
Persons,  or an estate that is described  in  Section 7701(a)(30)(D) of  the Code,  or a trust that is described in
Section 7701(a)(30)(E) of the Code.

         VA:  The Veterans Administration, or its successor.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  98.00% of all of the Voting Rights shall be allocated  among Holders of the Class A Certificates  and
Class M  Certificates,  in  proportion  to the  outstanding  Certificate  Principal  Balances  of their  respective
Certificates;  1% of all of the Voting  Rights shall be allocated  among the Holders of the Class SB  Certificates;
0.50% and 0.50%,  of all of the Voting  Rights  shall be  allocated  to each of the  Holders of the  Class R-I  and
Class R-II  Certificates,  respectively;  in each case to be  allocated  among the  Certificates  of such  Class in accordance with their respective Percentage Interest.

         Yield Maintenance  Agreement:  The yield maintenance  agreement,  effective as of August 3, 2006,  between the  Yield Maintenance  Agreement  Provider and the Trustee,  on behalf of the Trust,  which agreement provides for
Yield Maintenance  Payments and  Yield Maintenance  Termination Payments to be paid, as provided therein,  together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit U.

         Yield Maintenance  Agreement  Notional Balance:  With respect to any Distribution Date specified below and the  Yield Maintenance  Agreement,  the lesser of (1) the  aggregate  Certificate  Principal Balance of the Class A
Certificates  and Class M Certificates  immediately  prior to that  Distribution  Date and (2) the amount specified below for that Distribution Date:

                                NOTIONAL                            NOTIONAL BALANCE
    DISTRIBUTION DATE         BALANCE ($)      DISTRIBUTION DATE           ($)
August 2006............       688,345,000     May 2009............     213,078,613
September 2006.........       681,269,885     June 2009...........     204,364,945
October 2006...........       672,386,938     July 2009...........     195,984,294
November 2006..........       661,704,582     August 2009.........     187,917,971
December 2006..........       649,244,574     September 2009......     187,917,971
January 2007...........       635,042,415     October 2009........     182,475,485
February 2007..........       619,147,619     November 2009.......     175,715,558
March 2007.............       601,628,490     December 2009.......     169,207,057
April 2007.............       582,562,439     January 2010........     162,941,894
May 2007...............       562,040,737     February 2010.......     156,909,634
June 2007..............       540,370,973     March 2010..........     151,101,583
July 2007..............       519,371,644     April 2010..........     145,509,373
August 2007............       499,159,891     May 2010............     140,124,949
September 2007.........       479,706,068     June 2010...........     134,940,556
October 2007...........       460,981,651     July 2010...........     129,948,734
November 2007..........       442,959,190     August 2010.........     125,142,297
December 2007..........       425,612,273     September 2010......     120,514,334
January 2008...........       408,915,486     October 2010........     116,058,187
February 2008..........       392,844,372     November 2010.......     111,767,452
March 2008.............       377,375,400     December 2010.......     107,635,963
April 2008.............       362,485,925     January 2011........     103,657,784
May 2008...............       348,154,157     February 2011.......     99,827,201
June 2008..............       334,359,128     March 2011..........     96,138,672
July 2008..............       321,119,876     April 2011..........     92,586,950
August 2008............       308,374,924     May 2011............     89,166,939
September 2008.........       296,105,745     June 2011...........     85,871,194
October 2008...........       284,294,506     July 2011...........     82,696,754
November 2008..........       272,924,046     August 2011.........     79,640,075
December 2008..........       261,977,851     September 2011......     76,696,773
January 2009...........       251,440,861     October 2011........     73,862,626
February 2009..........       241,296,886     November 2011.......     71,133,567
March 2009.............       231,531,208     December 2011.......     68,505,686
April 2009.............       222,129,661

         Yield Maintenance   Agreement   Provider:   The   yield   maintenance   agreement   provider   under   the
Yield Maintenance  Agreement required to make payments to the Trustee for payment to the Trust Fund pursuant to the
terms  of  the   Yield Maintenance   Agreement,   and  any  successor  in  interest  or  assign.   Initially,   the
Yield Maintenance Agreement Provider shall be Deutsche Bank AG, New York Branch.

         Yield Maintenance  Agreement  Termination Payment:  Upon the designation of an "Early Termination Date" as defined in the Yield Maintenance  Agreement, the payment to be made by the Yield Maintenance  Agreement Provider to the Trustee for payment to the Trust Fund pursuant to the terms of the Yield Maintenance Agreement.

         Yield Maintenance  Payment:  With respect to each Distribution  Date, any payment received by the Trustee, on  behalf  of the  Trust Fund,  from  the  Yield Maintenance  Agreement  Provider  pursuant  to the  terms  of the
Yield Maintenance  Agreement,  with respect to such Distribution Date, provided that such payment shall not include any  payment  received  by the  Trustee,  on  behalf  of the  Trust Fund,  that  is a  Yield Maintenance  Agreement
Termination Payment, except as set forth in Section 4.09(e).

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the  calculation of the  Pass-Through  Rate on the Class A  Certificates  and Class M
Certificates  for any Interest  Accrual  Period will be  determined  on each LIBOR Rate  Adjustment  Date.  On each
LIBOR Rate  Adjustment  Date,  or if such  LIBOR  Rate  Adjustment  Date is not a  Business  Day,  then on the next succeeding  Business Day, LIBOR shall be established by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month  United States  dollar  deposits  that appears on the Telerate  Screen Page 3750 as of
11:00 a.m.,  London  time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen  Page 3750"  means the display designated  as page 3750 on the  Bridge  Telerate  Service  (or such other  page as may  replace  page 3750 on that service for the  purpose of  displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee after  consultation with the  Master Servicer),  the rate will be the Reference Bank
Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in  U.S. Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions  in the
London interbank market,  selected by the Trustee after  consultation with the  Master Servicer) as  of 11:00 a.m.,
London time, on the LIBOR Rate  Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the Class A Certificates
and Class M Certificates  then  outstanding.  The Trustee shall request the principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two quotations  are  provided as  requested,  the rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the  Master Servicer,  as of 11:00
a.m.,  New York City time, on such date for loans in  U.S. Dollars  to leading  European  banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the Class A Certificates
and Class M Certificates  then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided however,  if, under the priorities  described above,  LIBOR for a Distribution
Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the
Trustee  shall  select  an  alternative  comparable  index  (over  which  the  Trustee  has no  control),  used for determining  one-month  Eurodollar  lending rates that is calculated and published (or otherwise made available) by an  independent  party.  The  establishment  of LIBOR by the  Trustee  on any LIBOR  Rate  Adjustment  Date and the
Trustee's  subsequent  calculation of the  Pass-Through  Rates  applicable to the Class A Certificates  and Class M
Certificates  for the  relevant  Interest  Accrual  Period,  in the  absence of manifest  error,  will be final and binding.  Promptly  following each LIBOR Rate  Adjustment  Date the Trustee shall supply the  Master Servicer  with the  results  of  its  determination  of  LIBOR  on  such  date.  Furthermore,  the  Trustee  shall  supply  to any
Certificateholder  so  requesting by calling the Trustee at  1-800-275-2048  the  Pass-Through  Rate on the Class A
Certificates and Class M Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The  Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee without  recourse all the right,  title and interest of the Depositor in and to (i) the  Mortgage Loans,  including all  interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than
Monthly  Payments  due on the  Mortgage  Loans in the month of the  Cut-off  Date);  and  (ii) all  proceeds of the foregoing.  In addition,  on the Closing Date, the Trustee is hereby  directed to enter into the  Yield Maintenance
Agreement on behalf of the Trust Fund with the Yield Maintenance Agreement Provider.

                  The  Depositor,  the  Master Servicer  and the  Trustee  agree that it is not  intended  that any mortgage  loan be included  in the  Trust Fund  that is either  (i) a  "High-Cost  Home Loan" as defined in the New
Jersey Home Ownership  Security Act effective  November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the
New Mexico Home Loan  Protection Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective  November 7, 2004 or (iv) a "High-Cost Home Loan"
as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b)      In  connection  with such  assignment,  and  contemporaneously  with the delivery of this  Agreement,  the
Depositor  delivered or caused to be  delivered  hereunder to the Trustee,  the  Yield Maintenance  Agreement  (the
delivery of which shall evidence that the fixed payment for the  Yield Maintenance  Agreement has been paid and the
Trustee and the  Trust Fund  shall have no further  payment  obligation  thereunder and that such fixed payment has been authorized hereby),  and except as set forth in  Section 2.01(c) below  and subject to  Section 2.01(d) below, the Depositor  does hereby  deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians,  as the duly appointed  agent or agents of the Trustee for such purpose,  the following  documents or  instruments  (or copies  thereof as  permitted  by this  Section) with  respect to each  Mortgage  Loan  (other  than a  Cooperative
Loan) so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential Funding  stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)     The  original  Mortgage,  noting the presence of the MIN of the  Mortgage  Loan (if the  Mortgage  Loan is
         registered  on the MERS(R)System) and  language  indicating  that the  Mortgage  Loan is a MOM Loan if the
         Mortgage Loan is a MOM Loan,  with evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been  returned  from  the  public  recording  office,  a copy of the  original  Mortgage  with evidence of recording indicated thereon;

(iii)    Unless the Mortgage Loan is registered on the MERS(R)System,  the Assignment  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the  presence of a  MIN) with  evidence of  recordation  noted  thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken  chain of  endorsements  from the originator  thereof to the Person  endorsing it to the
                  Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related  Seller or  Residential Funding  stating  that the original  Mortgage  Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the
                  Cooperative  Loan with  intervening  assignments  showing  an  unbroken  chain of title from such originator to the Trustee;

(iii)    The related  Cooperative  Stock  Certificate,  representing  the related  Cooperative  Stock  pledged with respect  to such  Cooperative  Loan,  together  with an  undated  stock  power (or other  similar instrument) executed in blank;

(iv)     The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and  any  continuation  statements,  filed  by the originator of such  Cooperative Loan as secured party,  each with evidence of recording  thereof, evidencing  the interest of the  originator  under the Security  Agreement and the  Assignment of
                  Proprietary Lease;

(vii)    Copies  of  the  filed  UCC-3   assignments  or  amendments  of  the  security   interest   referenced  in
                  clause (vi) above  showing an unbroken  chain of title from the  originator to the Trustee,  each with  evidence  of  recording  thereof,  evidencing  the  interest  of the  originator  under the
                  Security Agreement and the Assignment of Proprietary Lease;

(viii)   An executed  assignment  of the  interest of the  originator  in the  Security  Agreement,  Assignment  of
                  Proprietary  Lease and the  recognition  agreement  referenced in  clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee;

(ix)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Cooperative Loan; and

(x)      A duly  completed  UCC-1  financing  statement  showing the  Master Servicer  as debtor,  the Depositor as secured  party and the  Trustee  as  assignee  and a duly  completed  UCC-1  financing  statement showing the Depositor as debtor and the Trustee as secured party,  each in a form  sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         The Depositor may, in lieu of delivering  the original of the documents set forth in  Section 2.01(b)(ii),
(iii), (iv) and (v) (or copies thereof as permitted by  Section 2.01(b)) to  the Trustee or the Custodian,  deliver such documents to the Master Servicer,  and the Master Servicer  shall hold such documents in trust for the use and benefit of all present and future  Certificateholders until such time as is set forth in the next sentence.  Within thirty  Business  Days  following  the  earlier  of (i) the  receipt of the  original  of all of the  documents  or instruments  set forth in  Section 2.01(b)(ii),  (iii),  (iv) and  (v) (or  copies  thereof  as  permitted  by such
Section) for  any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being held by the  Master Servicer,  the  Master Servicer  shall deliver a complete set of such documents to the Trustee or the Custodian that is the duly appointed agent of the Trustee.

(c)      Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in  connection  with any Mortgage
Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by  Section 2.01(b)) with  evidence  of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a  delay in the  receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in the Opinion of Counsel  acceptable to the  Master Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage  Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment  of the
Mortgage as the mortgagee of record solely as nominee for  Residential Funding  and its successors and assigns, and shall  promptly  cause to be filed  the  Form  UCC-3  assignment  and  UCC-1  financing  statement  referred  to in clause (II)(vii) and  (x),  respectively,  of  Section 2.01(b).  If any  Assignment,  Form UCC-3 or Form UCC-1,  as
applicable,  is lost or returned  unrecorded to the Depositor  because of any defect  therein,  the Depositor shall prepare a substitute  Assignment,  Form UCC-3 or Form UCC-1,  as applicable,  or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance  with this  paragraph.  The  Depositor  shall  promptly deliver or cause to be delivered to the Trustee or the  respective  Custodian  such  Mortgage or Assignment or Form
UCC-3 or Form UCC-1,  as applicable,  (or copy thereof as permitted by Section 2.01(b)) with  evidence of recording indicated  thereon at the time  specified in  Section 2.01(c).  In  connection  with its  servicing of  Cooperative
Loans, the  Master Servicer  will use its best efforts to file timely  continuation  statements with regard to each financing statement and assignment  relating to Cooperative Loans as to which the related Cooperative  Apartment is located outside of the State of New York.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In  connection  with the  assignment of any Mortgage Loan  registered on the  MERS(R) System,  the Depositor further  agrees that it will cause,  at the  Depositor's  own expense,  within  30 Business  Days after the Closing
Date,  the MERS(R)System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are repurchased in accordance with this  Agreement) in  such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master Servicer  to, and the  Master Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01  be  construed as a sale by the  Depositor  to the Trustee of the Mortgage  Loans for the
benefit of the  Certificateholders.  Further,  it is not intended that any such conveyance be deemed to be a pledge of the  Mortgage  Loans by the  Depositor  to the Trustee to secure a debt or other  obligation  of the  Depositor.
However,  in the event that the Mortgage Loans are held to be property of the Depositor or of  Residential Funding, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is  intended  that  (a) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of
Articles 8 and 9 of the New York Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable jurisdiction;  (b) the  conveyances  provided  for in this  Section 2.01  shall be deemed to be (1) a  grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the  Mortgage Loans, including  (a)(i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate and Cooperative  Lease,  (ii) with respect to each Mortgage
Loan other than a Cooperative  Loan, the related  Mortgage Note and Mortgage,  and (b) any  insurance  policies and all other documents in the related  Mortgage File,  (B) all  amounts payable  pursuant to the Mortgage Loans or the
Yield Maintenance  Agreement in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods,  letters of credit,  advices of credit and  investment  property  and other  property  of  whatever  kind or description  now existing or hereafter  acquired  consisting  of, arising from or relating to any of the foregoing, and all proceeds of the conversion,  voluntary or involuntary, of the foregoing into cash, instruments,  securities or other property,  including without  limitation all amounts from time to time held or invested in the Certificate
Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities  or other  property and
(2) an assignment by the Depositor to the Trustee of any security interest in any and all of  Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to the property described in the foregoing  clauses (1)(A),  (B) and (C) granted by  Residential Funding  to the Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of  property  as they  constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices of credit, investment  property,  certificated  securities or chattel paper shall be deemed to be  "possession  by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Uniform  Commercial  Code as in effect in the States of New York and  Minnesota
and  any  other  applicable   jurisdiction;   and   (d) notifications   to  persons  holding  such  property,   and
acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as  applicable) the  Trustee for the purpose of perfecting  such security  interest under  applicable law.

         The  Depositor  and, at the  Depositor's  direction,  Residential Funding  and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above, such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be  maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality of the foregoing,  the  Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the
Depositor,  all filings  necessary  to maintain  the  effectiveness  of any original  filings  necessary  under the
Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security interest in or lien on the Mortgage  Loans,  as evidenced by an Officers'  Certificate  of the  Depositor,  including  without  limitation
(x) continuation  statements,  and (y) such  other  statements as may be  occasioned  by (1) any  change of name of
Residential Funding,  the  Depositor  or the Trustee  (such  preparation  and filing shall be at the expense of the
Trustee,  if occasioned by a change in the Trustee's name),  (2) any change of location of the place of business or the chief  executive  office of  Residential Funding  or the  Depositor  or (3) any  transfer  of any  interest  of
Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in  Section 2.01(b)(i) above  (except that for purposes of such  acknowledgment  only, a Mortgage  Note may be endorsed in blank and an Assignment of Mortgage may be in  blank) and  declares  that it, or a Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the Mortgage Files  delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or  Custodian  (such  Custodian being so  obligated  under a Custodial  Agreement) agrees,  for the benefit of  Certificateholders,  to review each
Mortgage File delivered to it pursuant to  Section 2.01(b) within  45 days after the Closing Date to ascertain that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification") to  the effect that all documents required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions listed on Schedule A attached to such Interim  Certification.  Upon delivery of the Mortgage Files by the Depositor or the  Master Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage  Loans subject to a
Custodial Agreement, and based solely upon a receipt or certification (the "Final  Certification") executed  by the
Custodian,  receipt by the  respective  Custodian as the duly  appointed  agent of the  Trustee) of  the  documents referred to in Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Mortgage  File to be missing or  defective,  upon receipt of  notification  from the  Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the  Master Servicer and the  Depositor;  provided,  that if the Mortgage  Loan related to such Mortgage File is listed on Schedule A of the  Assignment  Agreement,  no  notification  shall  be  necessary.  Pursuant  to  Section 2.3  of  the  Custodial
Agreement,  the Custodian  will notify the  Master Servicer,  the Depositor and the Trustee of any such omission or defect  found by it in respect of any Mortgage  File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such  omission or defect  materially  and  adversely  affects the  interests  in the related Mortgage Loan of the Certificateholders,  the Master Servicer shall promptly notify  Residential Funding of such  omission or defect and request that  Residential Funding  correct or cure such  omission or defect  within 60 days from the date the  Master Servicer  was notified of such omission or defect and, if  Residential Funding  does not correct or cure such  omission or defect  within such period,  then  Residential Funding  shall  purchase  such
Mortgage  Loan  from the  Trust Fund  at its  Purchase  Price,  in either  case  within  90 days  from the date the
Master Servicer  was notified of such  omission or defect;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered;  and provided  further,  that no cure,  substitution  or  repurchase  shall be required if such  omission or defect is in respect of a Mortgage Loan listed on  Schedule A  of the  Assignment  Agreement.  The  Purchase  Price  for any such  Mortgage  Loan  shall be deposited or caused to be deposited by the  Master Servicer  in the Custodial Account  maintained by it pursuant to
Section 3.07  and,  upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  the  Trustee or any  Custodian,  as the case may be,  shall  release to  Residential Funding  the related
Mortgage  File and the Trustee  shall execute and deliver such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in  Residential Funding  or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the
Trust Fund.  In furtherance of the  foregoing,  if the  Subservicer or  Residential Funding  that  repurchases  the
Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS System,  the  Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or  Residential Funding  and shall cause such Mortgage to be removed from  registration  on the  MERS System in accordance with MERS's rules and regulations.  It is understood  and agreed that the obligation of  Residential Funding,  to so cure or purchase any
Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists shall constitute the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The   Master Servicer   hereby   represents   and   warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The  Master Servicer  is a corporation  duly  organized,  validly  existing and in good standing under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary  to ensure the  enforceability  of each
         Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this Agreement by the  Master Servicer  and its  performance  and compliance with the terms of this Agreement will not violate the  Master Servicer's  Certificate of  Incorporation or
         Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute  a  material  default) under,  or result in the  material  breach of,  any  material  contract, agreement or other  instrument to which the  Master Servicer  is a party or which may be applicable to the
         Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the  Depositor, constitutes  a valid,  legal and binding  obligation  of the  Master Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master Servicer  is not in  default  with  respect  to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences that would materially and adversely affect the condition  (financial or other) or  operations of the  Master Servicer  or its  properties or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the  Master Servicer's  knowledge,  threatened  against the
         Master Servicer  which would  prohibit its entering  into this  Agreement or  performing  its  obligations under this Agreement;

(vi)     The  Master Servicer  shall comply in all material  respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Depositor,  any  Affiliate of the Depositor or the Trustee by the  Master Servicer  will, to the knowledge of the  Master Servicer,  contain  any  untrue  statement  of a  material  fact  or omit a  material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the  Master Servicer  and any new  Subservicing  Agreements will comply with the provisions of Section 3.02; and

(ix)     The  Master Servicer  is a member of MERS in good standing,  and will comply in all material respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS.

         It  is   understood   and   agreed   that  the   representations   and   warranties   set  forth  in  this
Section 2.03(a) shall  survive  delivery of the respective  Mortgage  Files to the Trustee or any  Custodian.  Upon
discovery  by  either  the  Depositor,  the  Master Servicer,  the  Trustee  or any  Custodian  of a breach  of any representation or warranty set forth in this  Section 2.03(a) which  materially and adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written notice to the other  parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the  Master Servicer  shall either  (i) cure such breach in all  material  respects  or (ii) to the extent  that such  breach is with  respect to a Mortgage  Loan or a related document,  purchase  such Mortgage  Loan from the  Trust Fund at the Purchase  Price and in the manner set forth in
Section 2.02;  provided  that if the breach would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation  of the  Master Servicer  to cure such breach or to so purchase  such
Mortgage Loan shall  constitute the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing Date (or, if otherwise  specified below, as of the date so specified):  (i) the  information set forth in Exhibit G  hereto with respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material  respects at the  respective  date or dates which such  information  is furnished;
(ii) immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee,  the Depositor had good title to, and was the sole  owner of,  each  Mortgage  Loan free and  clear of any  pledge,  lien,  encumbrance  or  security interest  (other  than  rights to  servicing  and  related  compensation) and  such  conveyance  validly  transfers ownership  of the  Mortgage  Loans to the  Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;  and (iii) each  Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A) of  the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It  is   understood   and   agreed   that  the   representations   and   warranties   set  forth  in  this
Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and  warranties  set  forth in this  Section 2.03(b) which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement);
provided,   however,   that  in  the  event  of  a  breach  of  the   representation  and  warranty  set  forth  in
Section 2.03(b)(iii),  the party  discovering  such breach  shall give such notice  within five days of  discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the  Depositor  shall either  (i) cure  such breach in all material  respects or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3) of  the Code,  any such  cure,  substitution  or repurchase  must occur  within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04  for  substitutions  by
Residential Funding.  It is  understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b) if  the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Residential Funding.

         The Depositor,  as assignee of Residential Funding  under the Assignment Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement  applicable  to a  Mortgage  Loan.  Insofar  as  the  Assignment  Agreement  relates  to  the representations  and  warranties  made by  Residential Funding  in respect of such  Mortgage  Loan and any remedies provided thereunder for any breach of such  representations  and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

         Upon the  discovery by the  Depositor,  the  Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties made in the Assignment  Agreement in respect of any Mortgage Loan or of any  Repurchase  Event which  materially  and  adversely  affects the interests of the  Certificateholders  in such
Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (any
Custodian  being  so  obligated  under  a  Custodial   Agreement).   The  Master Servicer   shall  promptly  notify
Residential Funding  of such breach or Repurchase Event and request that  Residential Funding  either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the  Master Servicer  was notified of such breach or Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in  Section 2.02;  provided that, in the case of a breach or Repurchase Event under the
Assignment  Agreement,  Residential Funding  shall have the option to  substitute a Qualified  Substitute  Mortgage
Loan or Loans for such  Mortgage  Loan if such  substitution  occurs  within two years  following the Closing Date;
provided  that if the breach  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section 860G(a)(3) of  the Code, any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause (bb) of  Section 4 thereof,  then the  Master Servicer  shall request that  Residential Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the  Trust Fund  thereafter, concurrently with such payment. In the event that  Residential Funding  elects to substitute a Qualified Substitute
Mortgage  Loan or Loans for a Deleted  Mortgage  Loan  pursuant  to this  Section 2.04,  Residential Funding  shall deliver to the Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such  Qualified
Substitute  Mortgage Loan or Loans,  the original  Mortgage  Note,  the Mortgage,  an Assignment of the Mortgage in
recordable  form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01.  No substitution  will be made in any calendar month after the  Determination
Date for such month.  Monthly  Payments  due with respect to Qualified  Substitute  Mortgage  Loans in the month of substitution  shall not be part of the Trust Fund and will be retained by the  Master Servicer  and remitted by the
Master Servicer  to  Residential Funding  on the next succeeding  Distribution Date. For the month of substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and  thereafter  Residential Funding  shall be  entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage Loan. The  Master Servicer  shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the  Master Servicer  shall deliver the amended Mortgage Loan
Schedule to the Trustee and the  Custodian.  Upon such  substitution,  the  Qualified  Substitute  Mortgage Loan or
Loans shall be subject to the terms of this Agreement and the related Subservicing  Agreement in all respects,  and
Residential Funding  shall be deemed to have made the  representations and warranties with respect to the Qualified
Substitute Mortgage Loan contained in Section 4 of the Assignment  Agreement,  as of the date of substitution,  and the covenants,  representations  and warranties set forth in this Section 2.04,  and in Section 2.03  hereof and in
Section 4 of the Assignment  Agreement,  and the Master Servicer shall be obligated to repurchase or substitute for
any  Qualified   Substitute  Mortgage  Loan  as  to  which  a  Repurchase  Event  (as  defined  in  the  Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the  Master Servicer  shall  determine the amount (if any) by which the Stated  Principal
Balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of substitution).  Residential Funding  shall deposit the amount of such shortfall into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be  accompanied  by an  Officers'
Certificate as to the calculation of such shortfall and (subject to  Section 10.01(f)) by  an Opinion of Counsel to the effect that such  substitution  will not cause (a) any federal tax to be imposed on the  Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on  "contributions  after  the  startup  date"  under  Section 860G(d)(1) of  the Code or  (b) any  portion  of any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential Funding  to cure such breach or purchase
(or  substitute  for) such  Mortgage Loan as to which such a breach has occurred and is continuing  and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the representation and warranty in  clause (bb) of  Section 4 thereof shall constitute the sole remedy respecting such breach available to
the  Certificateholders  or  the  Trustee  on  behalf  of  the   Certificateholders.   If  the  Master Servicer  is
Residential Funding,  then the  Trustee  shall also have the right (i) to give the  notification  and  require  the purchase  or  substitution  provided  for in the  second  preceding  paragraph  in the  event of such a breach of a representation  or  warranty  made  by  Residential Funding  in the  Assignment  Agreement  or  (ii)  to  give  the notification  and require the purchase or substitution  provided for in Section 6 of the Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage Loan by  Residential Funding,  the Trustee shall assign to  Residential Funding  all of the right,  title and interest in respect of the Assignment  Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the
Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b)      The  Depositor,  as of the Closing Date, and  concurrently  with the execution and delivery  hereof,  does hereby assign  without  recourse all the right,  title and interest of the  Depositor in and to the  Uncertificated
REMIC I Regular  Interests to the Trustee for the benefit of the holders of each Class of Certificates  (other than the Class R-I  Certificates).  The Trustee  acknowledges  receipt of the  Uncertificated  REMIC I Regular Interests and  declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of all present and future holders of each Class of Certificates (other than the Class R-I Certificates).

(c)      The Depositor  concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and  otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the
Depositor  in and to the  REMIC I  Regular  Interests,  and the other  assets of  REMIC II  for the  benefit of the holders of the REMIC II Regular  Interests and the Class R-II  Certificates.  The Trustee  acknowledges  receipt of the REMIC I  Regular  Interests  (which are  uncertificated) and  the other assets of REMIC II and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the holders of the  REMIC II  Regular
Interests and the Class R-II Certificates.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      To enter into and perform its obligations under this Agreement and the Yield Maintenance Agreement;

(c)      To engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental hereto or connected therewith; and

(d)      Subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of  the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the  Master Servicer  and the Trustee hereby agree,  notwithstanding  any other express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses) that  are  provided  to any of them  relating to such tax
treatment and tax  structure.   For purposes of this  paragraph,  the terms "tax treatment" and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III
                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The  Master Servicer  shall service and administer the Mortgage Loans in accordance with the terms of this
Agreement  and the  respective  Mortgage  Loans,  following  such  procedures  as it would employ in its good faith business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and  authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and  administration.  Without limiting the generality of the foregoing,  the  Master Servicer  in its own name or in the name of a Subservicer is hereby  authorized and empowered by the Trustee when the  Master Servicer  or the Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the
Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and Mortgage Note in  connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion  of judicial or  non-judicial  foreclosure,  the  conveyance  of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or deed in  lieu  of  foreclosure,  or the management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the  Mortgage  Loans and with  respect  to the  Mortgaged  Properties.  The  Master Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the Subservicer,  when the  Master Servicer  or the Subservicer,  as the case may be, believes it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration  of any Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding
sentence  shall  be  borne  by  the  Master Servicer  in  accordance  with   Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from registration on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related expenses shall be  reimbursable  to the  Master Servicer  as set  forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing, subject to  Section 3.07(a),  the  Master Servicer  shall not permit any modification  with respect to any Mortgage
Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection with a proposed  conveyance  or  assumption  of such  Mortgage  Loan that is treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d) hereof) and  cause any REMIC created hereunder to fail to qualify as a REMIC under the
Code. The Trustee shall furnish the  Master Servicer  with any powers of attorney and other documents  necessary or appropriate to enable the  Master Servicer  to service and administer the Mortgage Loans.  The Trustee shall not be liable for any action  taken by the  Master Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other documents.  In servicing and administering any Nonsubserviced  Mortgage Loan, the  Master Servicer  shall, to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

(b)      The  Master Servicer  shall, to the extent consistent with the servicing  standards set forth herein, take whatever  actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including,  without limitation,  joining in or causing any Subservicer  (or any other party in possession of any title insurance  policy) to join in any claims process,  negotiations,  actions or  proceedings  necessary  to make a claim under or enforce  any title  insurance policy.  Notwithstanding  anything in this  Agreement to the contrary,  the  Master Servicer  shall not (unless the
Mortgagor  is in  default  with  respect  to  the  Mortgage  Loan  or  such  default  is,  in the  judgment  of the
Master Servicer,  reasonably foreseeable) make or permit any modification,  waiver, or amendment of any term of any
Mortgage Loan that would both  (i) effect an exchange or  reissuance  of such Mortgage Loan under  Section 1001  of the Code (or final, temporary or proposed Treasury regulations  promulgated  thereunder) (other  than in connection with a proposed  conveyance or  assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d) hereof) and  cause any REMIC created hereunder to fail to qualify as a REMIC under the
Code or the  imposition of any tax on "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection with servicing and administering the Mortgage Loans, the  Master Servicer  and any Affiliate
of the  Master Servicer  (i) may  perform  services such as appraisals and brokerage  services that are customarily provided by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to  reasonable  compensation therefor in accordance with Section 3.10 and (ii) may,  at its own discretion and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a credit repository.

(d)      All costs  incurred by the  Master Servicer  or by  Subservicers  in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The  Master Servicer  may  enter  into  one  or  more  agreements  in  connection  with  the  offering  of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the  Master Servicer of amounts received by the  Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The relationship of the  Master Servicer  (and of any successor to the  Master Servicer) to  the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing Agreements Between  Master Servicer and Subservicers;  Enforcement of Subservicers'
                           Obligations.

(a)      The  Master Servicer may continue in effect  Subservicing  Agreements entered into by  Residential Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either  (i) an  institution  the  accounts of which are  insured by the FDIC or  (ii) another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing Agreement,  and in either case shall be a Freddie Mac,  Fannie Mae or HUD approved mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the FHA must be an
FHA-approved  servicer,  and any  Subservicer  of a  Mortgage  Loan  guaranteed  by the VA  must  be a  VA-approved servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled  to receive  and  retain,  as  provided in the related  Subservicing  Agreement  and in  Section 3.07,  the  related  Subservicing  Fee from  payments of interest received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the  Master Servicer  in respect of such Mortgage Loan. For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the  Master Servicer
shall be  entitled  to receive  and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.
Unless the  context  otherwise  requires,  references  in this  Agreement  to  actions  taken or to be taken by the
Master Servicer  in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing  Agreement will be upon such terms and conditions as are generally required by,  permitted by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer  and the  Subservicer  have agreed.  With the approval of the  Master Servicer,  a Subservicer  may delegate its servicing obligations to third-party  servicers,  but such Subservicer will remain obligated under the related  Subservicing  Agreement.  The  Master Servicer  and a Subservicer may enter into  amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred to or included in the Program  Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the  Master Servicer  to modify or enter into different Subservicing  Agreements;  provided,  however, that any such amendments or different forms shall be consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing  Agreement entered into between the  Master Servicer  and any Subservicer shall require the
Subservicer  to  accurately  and fully report its borrower  credit  files to each of the Credit  Repositories  in a timely manner.

(b)      As part of its servicing activities  hereunder,  the  Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material and adverse effect on a Mortgage Loan,  including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective documentation,  as described in Section 2.02,  or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement,  including,  without limitation, the legal  prosecution of claims,  termination of Subservicing  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall  be in  such  form  and  carried  out to  such  an  extent  and at  such  time as the
Master Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general mortgage  servicing  activities.  The  Master Servicer  shall pay the costs of such enforcement at its own expense, and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such enforcement to the extent, if any,  that such  recovery  exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or  (ii) from a specific  recovery of costs,  expenses or  attorneys'  fees  against the party  against  whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not, limit the ability of the  Master Servicer  to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

         The  Master Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that  may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this  Agreement;  provided,  however,  that in the  event  of  termination  of any  Subservicing  Agreement  by the
Master Servicer or the Subservicer,  the Master Servicer  shall either act as servicer of the related Mortgage Loan or enter  into a  Subservicing  Agreement  with a  successor  Subservicer  which  will be bound by the terms of the related Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding  acts as servicer, it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the
Master Servicer enters into a Subservicing  Agreement with a successor  Subservicer,  the Master Servicer shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the  Master Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the  Master Servicer  or a Subservicer or reference to actions taken through a
Subservicer  or  otherwise,   the   Master Servicer   shall  remain   obligated  and  liable  to  the  Trustee  and
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Depositor and to the same extent and under the same terms and conditions as if the  Master Servicer  alone were servicing and administering the Mortgage
Loans.  The  Master Servicer  shall be entitled to enter into any agreement with a Subservicer for  indemnification of the  Master Servicer  and  nothing  contained  in this  Agreement  shall  be  deemed  to limit  or  modify  such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer  alone and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an omission or defect or to  repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the  Master Servicer  shall for any reason no longer be the  master  servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master Servicer,  its designee or its successor  shall thereupon assume all of the rights and obligations of the  Master Servicer  under each Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have assumed all of the  Master Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement  to the same  extent as if the  Subservicing  Agreement  had been  assigned  to the assuming  party  except that the  Master Servicer  shall not thereby be relieved of any  liability  or  obligations under the Subservicing Agreement.

(b)      The  Master Servicer  shall,  upon  request of the  Trustee  but at the  expense  of the  Master Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The  Master Servicer  shall make reasonable efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent with the foregoing,  the  Master Servicer  may in its discretion (subject to the terms and conditions of the  Assignment  Agreement) (i) waive  any late payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and  (ii) extend  the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide,  provided,  however,  that the  Master Servicer  shall first  determine  that any such waiver or extension will not impair the coverage of any related  Primary  Insurance
Policy  or  materially  adversely  affect  the  lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to the contrary,  the  Master Servicer  or any Subservicer  shall not enforce any prepayment  charge to the extent  that  such  enforcement  would  violate  any  applicable  law.  In the event of any such  arrangement,  the
Master Servicer  shall make timely advances on the related  Mortgage Loan during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such arrangements unless  otherwise  agreed to by the Holders of the Classes of Certificates  affected  thereby;  provided,  however, that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the  Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the  Master Servicer's  determination  such waiver,  modification,  postponement  or indulgence  is not  materially adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such action),  provided,  however,  that the  Master Servicer may not modify materially or permit any
Subservicer to modify any Mortgage  Loan,  including  without  limitation  any  modification  that would change the
Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection with the liquidation of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final maturity date of such
Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the  Master Servicer,  such default is  reasonably  foreseeable.  For purposes of  delinquency  calculations,  any  capitalized  Mortgage Loan shall be deemed to be current as of the date of the related Servicing  Modification.  No such modification  shall reduce the
Mortgage  Rate  (i) with  respect to a fixed rate  Mortgage  Loan,  (A) below  one-half of the Mortgage  Rate as in effect on the Cut-off Date or (B) below the sum of the rates at which the Servicing  Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrue or (ii) with  respect to an adjustable rate Mortgage Loan,  (A) below the greater of  (1) one-half  of the Mortgage  Rate as in effect on the Cut-off Date and  (2) one-half  of the Mortgage
Rate as in  effect  on the date of the  Servicing  Modification  or  (B) below  the sum of the  rates at which  the
Servicing Fee and the Subservicing  Fee with respect to such Mortgage Loan accrue.  The final maturity date for any
Mortgage  Loan  shall not be  extended  beyond  the  Maturity  Date.  Also,  the  Stated  Principal  Balance of all
Reportable  Modified  Mortgage  Loans  subject to Servicing  Modifications  (measured at the time of the  Servicing
Modification  and after  giving  effect to any  Servicing  Modification) can  be no more than five  percent  of the aggregate  Cut-off Date Principal  Balance of the Mortgage Loans,  unless such limit is increased from time to time with the  consent  of the  Rating  Agencies.  In  addition,  any  amounts  owing on a  Mortgage  Loan  added to the outstanding  principal  balance of such Mortgage Loan must be fully  amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such  Mortgage  Loan.  Also,  the  addition  of such  amounts  described  in the  preceding  sentence  shall  be implemented  in  accordance  with the Program  Guide and may be  implemented  only by  Subservicers  that have been approved by the  Master Servicer  for such  purposes.  In connection  with any  Curtailment of a Mortgage Loan, the
Master Servicer,  to the extent not  inconsistent  with the terms of the Mortgage  Note and local law and practice, may permit the Mortgage Loan to be  re-amortized  such that the Monthly  Payment is  recalculated as an amount that will fully  amortize the remaining  Stated  Principal  Balance  thereof by the original  Maturity Date based on the original  Mortgage  Rate;  provided,  that such  reamortization  shall not be  permitted  if it would  constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master Servicer  shall establish and maintain a Custodial Account in which the  Master Servicer  shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the  Cut-off  Date  (other  than in respect of  Monthly  Payments  due before or in the month of the
Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and  the  principal  component  of any  Subservicer  Advance  or of any  REO Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage  Rate on the Mortgage  Loans,  including the interest  component of any  Subservicer  Advance or of any  REO Proceeds  received in  connection  with an
         REO Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03,  2.04,  4.07, 4.08 or 9.01
         (including  amounts received from  Residential Funding  pursuant to the last paragraph of Section 4 of the
         Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the representation  and warranty set forth in clause (bb) of  Section 4 of the Assignment  Agreement) and  all
         amounts  required to be deposited in connection with the substitution of a Qualified  Substitute  Mortgage
         Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts  required  to be  deposited  pursuant  to  Section 3.07(c) and  any  payments  or  collections received in the nature of prepayment charges.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the  Trust Fund  (consisting  of  Monthly  Payments  due  before or in the month of the  Cut-off  Date) and payments or  collections  consisting of late payment  charges or  assumption  fees may but need not be deposited by the  Master Servicer  in the  Custodial  Account.  In the event any  amount not  required  to be  deposited  in the
Custodial  Account is so  deposited,  the  Master Servicer  may at any time withdraw such amount from the Custodial
Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain  funds that belong to one or more trust funds created for mortgage  pass-through  certificates  of other series and may contain other funds respecting  payments on mortgage loans belonging to the  Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer  shall keep records that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With  respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,
Subsequent  Recoveries  and the proceeds of the  purchase of any Mortgage  Loan  pursuant to Sections  2.02,  2.03,
2.04,  4.07 and 4.08  received  in any  calendar  month,  the  Master Servicer  may elect to treat such  amounts as included  in the  Available  Distribution  Amount for the  Distribution  Date in the month of  receipt,  but is not obligated to do so. If the  Master Servicer  so elects,  such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master Servicer  shall  use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution) and  which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment  shall be for the  benefit of the
Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the  Master Servicer  out
of its own funds immediately as realized.

(d)      The  Master Servicer  shall give  written  notice to the  Trustee and the  Depositor  of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the  Master Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the  Master Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby to  deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing Account is not an Eligible Account,  the Master Servicer  shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of late charges or  assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing  Agreement.  On or before the date specified in the Program Guide, but in no event later than the  Determination  Date,  the  Master Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the  Master Servicer  for deposit in the Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the  Master Servicer.  The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and  interest  less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired  by the  Trust Fund  by deed in lieu of  foreclosure  or  otherwise.  All such  advances  received  by the
Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may  also  be  required,  pursuant  to  the  Subservicing  Agreement,  to  remit  to the
Master Servicer  for deposit in the  Custodial  Account  interest at the  Adjusted  Mortgage  Rate (or Modified Net
Mortgage  Rate plus the rate  per annum  at which the  Servicing  Fee  accrues in the case of a  Modified  Mortgage
Loan) on any  Curtailment  received by such  Subservicer  in respect of a Mortgage Loan from the related  Mortgagor during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the related
Mortgage Loan as of the first day of such month,  from the date of  application  of such  Curtailment  to the first day of the following month. Any amounts paid by a Subservicer  pursuant to the preceding  sentence shall be for the benefit of the  Master Servicer  as additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the  Master Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the  Master Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the  Master Servicer  or Subservicer out of related  collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance  Policy) and  3.12(a) (with  respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01 or in accordance with the Program Guide. As part of its  servicing  duties,  the  Master Servicer  shall,  and the  Subservicers  will,  pursuant  to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The  Master Servicer  shall  advance the payments  referred to in the  preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the  Master Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event  that  compliance  with this  Section 3.09  shall  make any Class of  Certificates  legal for investment by federally insured savings and loan  associations,  the  Master Servicer  shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the  Master Servicer.  The  Master Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The  Master Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to remit to the  Trustee  for  deposit  into the  Certificate  Account  in the  amounts  and in the manner provided for in Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or  other  expenses  made  pursuant  to  Sections  3.01,  3.07(a) 3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,   Liquidation  Proceeds  and  proceeds  from  the  purchase  of  a  Mortgage  Loan  pursuant  to
         Section 2.02,  2.03, 2.04, 4.07, 4.08 or 9.01) which  represent  (A) Late  Collections of Monthly Payments for  which  any  such  advance  was made in the case of  Subservicer  Advances  or  Advances  pursuant  to
         Section 4.04  and (B) late  recoveries  of the payments for which such  advances  were made in the case of
         Servicing Advances;

(iii)    to pay to itself or the related Subservicer (if not previously  retained by such  Subservicer) out of each payment  received by the  Master Servicer  on account of interest on a Mortgage  Loan as  contemplated  by
         Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest
         (but not in excess of the  Servicing  Fee and the  Subservicing  Fee, if not  previously  retained) which, when  deducted,  will result in the remaining  amount of such interest  being interest at a rate per annum equal  to the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the  case of a  Modified  Mortgage
         Loan) on the amount specified in the  amortization  schedule of the related Mortgage Loan as the principal balance  thereof at the  beginning  of the period  respecting  which such  interest  was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  Residential Funding,  the Depositor or any other appropriate  Person, as the case may be, with  respect to each  Mortgage  Loan or property  acquired in respect  thereof  that has been purchased or otherwise  transferred  pursuant to  Section 2.02,  2.03,  2.04, 4.07, 4.08 or 9.01, all
         amounts  received  thereon and not  required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the  extent  provided  in  subsection (c) below,  and any  Advance  or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the  Master Servicer, default is reasonably  foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or  Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage  Loan in the  preceding calendar month;

(viii)   to reimburse  itself or the Depositor  for expenses  incurred by and  reimbursable  to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)     to reimburse  itself for amounts  expended by it  (a) pursuant to Section 3.14 in good faith in connection with  the  restoration  of  property  damaged  by an  Uninsured  Cause,  and  (b) in  connection  with the liquidation of a Mortgage Loan or disposition of an  REO Property  to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07,  including any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,   in  connection   with   withdrawals   pursuant  to   clauses (ii),   (iii),   (v) and  (vi),  the
Master Servicer's  entitlement  thereto is limited to collections or other recoveries on the related Mortgage Loan, the  Master Servicer  shall keep and maintain separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The  Master Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan  that the  Master Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The  Master Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under  any  applicable  Primary  Insurance  Policy  of any  loss  which,  but for the  actions  of the
Master Servicer  or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is available,  the
Master Servicer  shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value  at  origination  in the  case of such a  Mortgage  Loan  having  a  Loan-to-Value  Ratio  at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the  Master Servicer  had  knowledge of such Primary  Insurance  Policy.  The  Master Servicer  shall not cancel or refuse to renew any such Primary Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any
Subservicer  canceling  or  refusing to renew any such  Primary  Insurance  Policy  applicable  to a Mortgage  Loan subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or  non-renewed policy is maintained with an insurer whose  claims-paying  ability is acceptable to each Rating Agency for mortgage pass-through  certificates  having a rating  equal  to or  better  than the  then-current  rating  assigned  to the
Certificates by such Rating Agency.

(b)      In  connection  with  its  activities  as   administrator   and  servicer  of  the  Mortgage  Loans,   the
Master Servicer   agrees  to  present  or  to  cause  the  related   Subservicer  to  present,  on  behalf  of  the
Master Servicer,  the  Subservicer,  if any, the Trustee and  Certificateholders,  claims to the insurer  under any
Primary Insurance  Policies,  in a timely manner in accordance with such policies,  and, in this regard, to take or cause to be taken such  reasonable  action as shall be necessary  to permit  recovery  under any Primary  Insurance
Policies  respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the  Master Servicer  under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The  Master Servicer  shall cause to be maintained  for each Mortgage  Loan fire  insurance  with extended coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together with the  principal  balance of any mortgage  loan  secured by a lien that is senior to the  Mortgage  Loan) or 100 percent of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement  cost basis. To the extent it may do so  without  breaching  the  related  Subservicing  Agreement,  the  Master Servicer  shall  replace  any
Subservicer  that  does  not  cause  such  insurance,  to  the  extent  it  is  available,  to be  maintained.  The
Master Servicer  shall also cause to be  maintained  on  property  acquired  upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  fire insurance  with extended  coverage in an amount  which  is  at  least  equal  to  the  amount  necessary  to  avoid  the  application  of  any  co-insurance clause contained  in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts collected by the
Master Servicer  under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance with the
Master Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to  Section 3.10.  Any cost incurred by the  Master Servicer  in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions  to  Certificateholders,  be added to the amount owing under the  Mortgage  Loan,  notwithstanding  that  the  terms  of the  Mortgage  Loan so  permit.  Such  costs  shall  be recoverable by the  Master Servicer  out of related late payments by the Mortgagor or out of Insurance Proceeds and
Liquidation  Proceeds to the extent  permitted by  Section 3.10.  It is understood and agreed that no earthquake or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a
Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such  additional  insurance.  Whenever the  improvements  securing a Mortgage Loan are located at the
time  of  origination  of  such  Mortgage  Loan  in  a  federally   designated   special  flood  hazard  area,  the
Master Servicer  shall cause flood insurance (to the extent  available) to be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the  amount  required to compensate for any loss or damage to the  Mortgaged  Property on a replacement  cost basis and (ii) the  maximum  amount of such  insurance available for the related  Mortgaged  Property under the national flood insurance  program  (assuming that the area
in  which  such  Mortgaged   Property  is  located  is  participating  in  such  program).In  the  event  that  the
Master Servicer  shall obtain and maintain a blanket fire insurance policy with extended  coverage insuring against hazard losses on all of the Mortgage  Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first  sentence  of this  Section 3.12(a),  it being  understood  and agreed  that such policy may contain a deductible clause, in which case the  Master Servicer  shall, in the event that there shall not have been
maintained   on  the  related   Mortgaged   Property  a  policy   complying   with  the  first   sentence  of  this
Section 3.12(a) and  there  shall have been a loss which  would have been  covered by such  policy,  deposit in the
Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.
Any such  deposit  by the  Master Servicer  shall be made from its own  funds and shall be made on the  Certificate
Account  Deposit Date next preceding the  Distribution  Date which occurs in the month following the month in which payments  under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its activities as administrator and servicer of the Mortgage Loans, the  Master Servicer  agrees to present,  on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b)      The  Master Servicer  shall  obtain  and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the  Master Servicer's  officers and employees and other persons  acting on behalf of the  Master Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that  would be  required  by  Fannie Mae  or  Freddie Mac,  whichever  is  greater,  with  respect to the
Master Servicer  if the  Master Servicer  were  servicing and  administering  the Mortgage  Loans for Fannie Mae or
Freddie Mac.  In the event that any such bond or policy ceases to be in effect,  the  Master Servicer  shall obtain a comparable  replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements, if any, of the Program Guide and acceptable to the  Depositor.  Coverage of the  Master Servicer  under a policy or
bond  obtained  by  an  Affiliate  of  the   Master Servicer   and   providing   the  coverage   required  by  this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the Mortgagor,  the  Master Servicer  or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause contained  in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding  the  foregoing:  (i) the  Master Servicer  shall  not  be  deemed  to be  in  default  under  this
Section 3.13(a) by  reason of any  transfer or  assumption  which the  Master Servicer  is  restricted  by law from preventing;  and (ii) if the  Master Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause contained  in any  Mortgage  Note or  Mortgage,  the  Master Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject  to the  Master Servicer's  duty to  enforce  any  due-on-sale  clause to  the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such
Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or Mortgage which  requires the  signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor  from liability on the Mortgage Loan,  the  Master Servicer  is authorized,  subject to the requirements  of the sentence next  following,  to execute and deliver,  on behalf of the Trustee,  the  assumption agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  none of such terms and  requirements shall both  constitute a  "significant  modification"  effecting an exchange or  reissuance  of such  Mortgage Loan under the Code (or  final,  temporary  or  proposed  Treasury  regulations  promulgated  thereunder) and  cause any
REMIC created  hereunder to fail to qualify as REMICs under the Code or the  imposition  of any tax on  "prohibited transactions" or  "contributions"  after the startup date under the  REMIC Provisions.  The  Master Servicer  shall execute and deliver such documents only if it reasonably  determines  that (i) its  execution and delivery  thereof will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the
Mortgage Loan to be uncollectible in whole or in part,  (ii) any  required  consents of insurers under any Required
Insurance  Policies  have been  obtained  and  (iii) subsequent  to the closing of the  transaction  involving  the assumption or transfer  (A) the  Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction will not adversely  affect the coverage under any Required  Insurance
Policies,  (C) the  Mortgage Loan will fully amortize over the remaining term thereof,  (D) no material term of the
Mortgage  Loan  (including  the  interest  rate on the  Mortgage  Loan) will  be  altered  nor will the term of the
Mortgage  Loan be changed  and (E) if the  seller/transferor  of the  Mortgaged  Property  is to be  released  from liability on the Mortgage Loan,  the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the
Mortgage  Loan  based  on  generally   comparable   credit  quality  and  such  release  will  not  (based  on  the
Master Servicer's  or Subservicer's good faith  determination) adversely  affect the collectability of the Mortgage
Loan. Upon receipt of appropriate  instructions  from the  Master Servicer  in accordance  with the foregoing,  the
Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the  Master Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the  Master Servicer shall cause the  originals or true and correct  copies of the  assumption  agreement,  the release (if any), or the modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the  Master Servicer  or such related
Subservicer  for  entering  into an  assumption  or  substitution  of liability  agreement  will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

(c)      The  Master Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or  demolition  of the related  Mortgaged  Property (or with respect to a Cooperative  Loan, the related  Cooperative  Apartment) without  any right of  reimbursement  or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such  Mortgage  Loan would not be  adversely  affected  thereby  and that each  REMIC created  hereunder  would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited  transactions"  or
"contributions"  after the Startup Date would be imposed on any  REMIC created  hereunder as a result thereof.  Any fee collected by the  Master Servicer or the related  Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this  Agreement,  the  Master Servicer  shall be entitled to approve an assignment in lieu of satisfaction  with respect to any Mortgage Loan,  provided the obligee with respect to such Mortgage Loan following such proposed assignment  provides the Master Servicer  with a "Lender
Certification  for  Assignment of Mortgage  Loan" in the form attached  hereto as Exhibit N,  in form and substance satisfactory to the  Master Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged
Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing of such  Mortgage  Loan and  that  the form of the  transaction  is  solely  to  comply  with,  or  facilitate  the transaction  under,  such local laws;  (iii) that the Mortgage Loan following the proposed  assignment  will have a rate of interest at least 0.25  percent  below or above the rate of  interest on such  Mortgage  Loan prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower under the related  Mortgage
Loan.  Upon  approval  of  an  assignment  in  lieu  of  satisfaction  with  respect  to  any  Mortgage  Loan,  the
Master Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued interest on such Mortgage Loan and the Master Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The  Master Servicer  shall  foreclose  upon  or  otherwise  comparably  convert  (which  may  include  an
REO Acquisition) the  ownership of  properties  securing  such of the  Mortgage  Loans as come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the  Master Servicer  may take other actions in respect of a defaulted  Mortgage
Loan,  which may  include  (i) accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to  facilitate  a sale of the  Mortgaged  Property by the  Mortgagor) or permitting  a short  refinancing  (a  payoff  of the  Mortgage  Loan  for an  amount  less  than the  total  amount contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor not involving a sale of the
Mortgaged  Property),  (ii) arranging  for a repayment plan or  (iii) agreeing to a modification in accordance with
Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the  Master Servicer  shall, consistent  with  Section 3.11,  follow such practices and  procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the  Program  Guide;  provided  that the  Master Servicer  shall  not be  liable in any  respect  hereunder  if the
Master Servicer  is acting in connection with any such  foreclosure or other  conversion or action in a manner that is consistent  with the  provisions  of this  Agreement.  The  Master Servicer,  however,  shall not be required to expend  its own funds or incur  other  reimbursable  charges  in  connection  with any  foreclosure,  or  attempted foreclosure  which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine  (i) that such restoration  and/or foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such  expenses or charges  and  (ii) that  such  expenses  and charges  will be recoverable to it through  Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of  withdrawals  from the Custodial  Account  pursuant to  Section 3.10,  whether or not such  expenses and charges are  actually  recoverable  from related  Liquidation  Proceeds,  Insurance  Proceeds or
REO Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this Section 3.14(a),  the
Master Servicer  shall be  entitled  to  reimbursement  of its  funds so  expended  pursuant  to  Section 3.10.  In addition,  the  Master Servicer  may pursue any remedies  that may be available  in  connection  with a breach of a representation  and warranty  with respect to any such Mortgage Loan in  accordance  with  Sections 2.03  and 2.04.
However,  the  Master Servicer  is not required to continue to pursue both  foreclosure (or similar  remedies) with respect to the Mortgage  Loans and remedies in  connection  with a breach of a  representation  and warranty if the
Master Servicer  determines  in its  reasonable  discretion  that one such  remedy  is more  likely  to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or  REO Disposition,  following the deposit in the  Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds  and other  payments and recoveries referred to in the definition of "Cash Liquidation" or  "REO Disposition,"  as applicable,  upon receipt by the  Trustee  of  written  notification  of such  deposit  signed by a  Servicing  Officer,  the  Trustee or any
Custodian,  as the case may be, shall  release to the  Master Servicer  the related  Mortgage  File and the Trustee shall execute and deliver such  instruments  of transfer or  assignment  prepared by the  Master Servicer,  in each case without recourse,  as shall be necessary to vest in the  Master Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement,  in the  Master Servicer's  sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or
REO Disposition  may be deemed to have occurred if substantially all amounts expected by the  Master Servicer to be received in connection with the related defaulted  Mortgage Loan or REO Property  have been received,  and (ii) for purposes  of  determining  the  amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds  or other unscheduled  collections  or the amount of any Realized  Loss, the  Master Servicer  may take into account  minimal amounts of additional receipts expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any  Mortgaged  Property is acquired by the  Trust Fund as an  REO Property  by foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the  related  Mortgage  Loan,  such  REO Property  shall  (except as  otherwise  expressly  provided  herein) be considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property  shall be sold.  Consistent with the foregoing for purposes of all calculations  hereunder so long as such REO Property shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness evidenced  by the  related  Mortgage  Note  shall  have  been  discharged,  such  Mortgage  Note  and  the  related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous
Curtailments  and  before  any  adjustment  thereto  by reason  of any  bankruptcy  or  similar  proceeding  or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires any  REO Property  as aforesaid or otherwise in connection with a default or imminent  default on a Mortgage Loan, the  Master Servicer  on behalf of the Trust Fund  shall dispose of such  REO Property  within  three full years after the taxable year of its  acquisition  by the  Trust Fund  for purposes of  Section 860G(a)(8) of  the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which  such  property  is  located) law  to  maintain  the  status  of each  REMIC created hereunder  as a  REMIC under  applicable  state law and avoid  taxes  resulting  from such  property  failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master Servicer  obtains for the Trustee an Opinion of Counsel,  addressed to the Trustee and the  Master Servicer, to the effect that the holding by the  Trust Fund  of such  REO Property  subsequent to such period will not result in the  imposition  of taxes on  "prohibited  transactions"  as  defined in  Section 860F  of the Code or cause any
REMIC created  hereunder to fail to qualify as a REMIC (for  federal (or any applicable State or local) income  tax purposes) at  any time that any  Certificates  are  outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer  shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding  any other provision of this Agreement,  no REO Property  acquired by the  Trust Fund  shall be rented (or  allowed to continue to be  rented) or  otherwise  used by or on behalf of the
Trust Fund in such a manner or pursuant to any terms that would  (i) cause such  REO Property to fail to qualify as
"foreclosure  property"  within the meaning of  Section 860G(a)(8) of  the Code or (ii) any  subject  REMIC created hereunder to the  imposition  of any federal  income taxes on the income earned from such  REO Property,  including any taxes imposed by reason of  Section 860G(c) of  the Code,  unless the  Master Servicer  has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO Disposition  or purchase or  repurchase  of any Mortgage  Loan pursuant to the terms of this  Agreement,  as well as any  recovery  (other than  Subsequent  Recoveries) resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the  Master Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of  accrued  and  unpaid  interest  on the
Mortgage Loan, and any related  REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan),  to the  Due Date in the related Due Period  prior to the  Distribution
Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or  REO Property) (provided  that if any such Class of  Certificates to which such Realized Loss was allocated is no longer  outstanding,  such subsequent recovery shall be distributed to the persons who were the
Holders of such Class of Certificates  when it was retired);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the  Master Servicer  and the Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a  United States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure") in  respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury Regulation  Section 1.1445-2(d)(3) (or  any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

(a)      Upon  becoming  aware  of the  payment  in  full  of  any  Mortgage  Loan,  or  upon  the  receipt  by the
Master Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such purposes, the  Master Servicer  shall immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account pursuant to Section 3.07  have been or will be so deposited),  substantially in one of the forms attached hereto as Exhibit H  requesting  delivery to it of the Mortgage File.  Upon receipt of such  certification and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the  Master Servicer.  The  Master Servicer  is  authorized to execute and deliver to the Mortgagor the request for reconveyance,  deed of reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of  satisfaction  or cancellation  or of partial or full release,  including any  applicable  UCC  termination  statements.  No expenses incurred in connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the
Custodial Account or the Certificate Account.

(b)      From  time to time  as is  appropriate  for  the  servicing  or  foreclosure  of any  Mortgage  Loan,  the
Master Servicer  shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing Officer substantially  in one of the forms  attached  as  Exhibit H  hereto,  requesting  that  possession  of all,  or any document  constituting  part of, the Mortgage  File be released to the  Master Servicer  and  certifying  as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver, or cause the  Custodian  to  deliver,  the  Mortgage  File or any  document  therein  to the  Master Servicer.  The
Master Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the  Master Servicer  no longer exists,  unless
(i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the  Custodial  Account or (ii) the  Mortgage  File or such  document has been  delivered  directly or through a  Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of  initiating  or  pursuing  legal  action or other  proceedings  for the  foreclosure  of the  Mortgaged
Property  either  judicially  or  non-judicially,  and the  Master Servicer  has  delivered  directly  or through a
Subservicer  to the Trustee a  certificate  of a  Servicing  Officer  certifying  as to the name and address of the
Person to which such Mortgage  File or such  document was  delivered and the purpose or purposes of such  delivery.
In the event of the  liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver  the  Request for Release  with respect thereto to the  Master Servicer  upon the Trustee's receipt of notification from the Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee  or  the   Master Servicer  on  the  Trustee's  behalf  shall  execute  and  deliver  to  the
Master Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other documents  necessary to the  foreclosure  or trustee's  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such documents or pleadings (if signed by the Trustee),  the  Master Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts provided for by clauses (iii),  (iv),  (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such  clauses shall be accounted for on a
Mortgage  Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds,  Insurance Proceeds and REO Proceeds
(net of amounts  reimbursable  therefrom  pursuant  to  Section 3.10(a)(ii)) in  respect of a Cash  Liquidation  or
REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid  interest  accrued thereon
(including  REO Imputed  Interest) at  a per annum rate equal to the related Net Mortgage Rate (or the Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan), the  Master Servicer  shall be entitled to retain therefrom and  to  pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any  Servicing  Fee or
Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the  Custodial  Account or the  Certificate  Account or  otherwise  shall be  retained  by the
Master Servicer or the Subservicer to the extent provided herein,  subject to clause (e) below.  Prepayment charges shall be deposited into the Certificate  Account and shall be paid on each  Distribution Date to the holders of the
Class SB Certificates.

(c)      The  Master Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and  shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's  right to receive servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the  Master Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and  (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below  zero) by an amount equal to Eligible  Master  Servicing  Compensation  (if any) for such
Distribution  Date. Such reduction  shall be applied during such period as follows:  first, to any Servicing Fee or
Subservicing Fee to which the Master Servicer is entitled pursuant to  Section 3.10(a)(iii);  second, to any income or gain realized from any  investment of funds held in the Custodial  Account or the  Certificate  Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or  4.01(b),  respectively;  and third, to any amounts of servicing  compensation to which the  Master Servicer  is entitled  pursuant to  Section 3.10(a)(v) or  (vi). In making  such  reduction,  the  Master Servicer  shall not  withdraw  from the  Custodial  Account  any such  amount representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii);
(ii) shall not withdraw from the Custodial  Account or Certificate  Account any such amount to which it is entitled pursuant to Section 3.07(c) or  4.01(b) and  (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

         On each Distribution  Date,  Eligible Master Servicing  Compensation  shall be applied to cover Prepayment
Interest Shortfalls for such Distribution Date.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than fifteen days after it receives a written  request  from the Trustee or the  Depositor,  the
Master Servicer  shall  forward to the Trustee and the  Depositor a statement,  certified  by a Servicing  Officer, setting  forth  the  status  of the  Custodial  Account  as of the  close  of  business  on the most  recent  prior
Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the  Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The  Master Servicer  shall deliver to the Depositor and the Trustee on or before the earlier of (a) March
31 of each year or (b) with  respect to any calendar year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange
Act  and  the  rules  and   regulations   of  the   Commission,   (i) a   servicing   assessment  as  described  in
Section 4.03(f)(ii) and   (ii) a  servicer   compliance   statement   signed  by  an  authorized   officer  of  the
Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)      A review of the  Master Servicer's  activities  during the reporting  period and of its performance  under this Agreement, has been made under such officer's supervision.

(ii)     To the best of such officer's  knowledge,  based on such review, the  Master Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout  the reporting  period or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from  all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of  (a) March  31 of each year or (b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the  Master Servicer  at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified  Public  Accountants,  to furnish to the Depositor and the Trustee the  attestation  required  under Item
1122(b) of  Regulation AB. In rendering such  statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable statements for examinations  conducted by independent public  accountants  substantially in accordance with standards  established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.
         The  Master Servicer  shall afford the Depositor and the Trustee,  upon reasonable  notice,  during normal business hours access to all records  maintained by the  Master Servicer  in respect of its rights and  obligations hereunder  and access to officers of the  Master Servicer  responsible  for such  obligations.  Upon  request,  the
Master Servicer  shall  furnish the Depositor and the Trustee with its most recent  financial  statements  and such other  information  as the  Master Servicer  possesses  regarding its business,  affairs,  property and  condition, financial or otherwise.  The  Master Servicer  shall also cooperate with all  reasonable  requests for  information including,  but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the
Certificates  from any Person or Persons  identified by the Depositor or  Residential Funding.  The Depositor  may,
but is not obligated to perform,  or cause a designee to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.
Neither the Depositor nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the  Master Servicer  and is not  obligated to  supervise  the  performance  of the  Master Servicer  under this
Agreement or otherwise.

Section 3.21.     Advance Facility.

(a)      The  Master Servicer  is  hereby  authorized  to enter  into a  financing  or  other  facility  (any  such arrangement,  an "Advance  Facility") under  which  (1) the  Master Servicer  sells,  assigns or pledges to another
Person  (an  "Advancing  Person") the  Master Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the  Master Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required before the  Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person  agrees  to  fund  Advances  and/or  Servicing  Advances  on the  Master Servicer's  behalf,  the
Master Servicer  shall  remain  obligated  pursuant to this  Agreement  to make  Advances  and  Servicing  Advances pursuant to and as required by this Agreement.  If the Master Servicer  enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive  reimbursement  for any Advances  including  Nonrecoverable
Advances  ("Advance   Reimbursement   Amounts") and/or   Servicing  Advances  including   Nonrecoverable   Advances
("Servicing  Advance  Reimbursement  Amounts"  and  together  with Advance  Reimbursement  Amounts,  "Reimbursement
Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this  Agreement,  then the  Master Servicer  shall  identify  such  Reimbursement  Amounts consistent with the reimbursement  rights set forth in  Section 3.10(a)(ii) and  (vii) and remit such Reimbursement
Amounts in accordance with this  Section 3.21 or otherwise in accordance with the  documentation  establishing  the
Advance  Facility  to  such  Advancing  Person  or  to  a  trustee,   agent  or  custodian  (an  "Advance  Facility
Trustee") designated  by such Advancing Person in an Advance  Facility Notice  described below in  Section 3.21(b).
Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility,  the Master Servicer may  direct,  and if so  directed  in writing  the  Trustee is hereby  authorized  to and shall pay to the  Advance
Facility Trustee the  Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing Person whose  obligations  hereunder  are  limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required  to  meet  the  qualifications  of a  Master Servicer  or a  Subservicer  pursuant  to  Section 3.02(a) or
6.02(c) hereof  and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding  anything to the contrary herein,  in no event shall Advance  Reimbursement  Amounts or Servicing Advance  Reimbursement  Amounts be
included in the Available Distribution Amount or distributed to Certificateholders.

(b)      If  the   Master Servicer   enters  into  an  Advance  Facility  and  makes  the  election  set  forth  in
Section 3.21(a),  the  Master Servicer  and the related  Advancing  Person  shall  deliver to the Trustee a written notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts
(each to the extent such type of  Reimbursement  Amount is  included  within the  Advance  Facility) on  subsequent
Distribution  Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance
Facility  Notice may only be  terminated  by the joint  written  direction of the  Master Servicer  and the related
Advancing Person (and any related Advance Facility Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the  Master Servicer  would be permitted to reimburse  itself in accordance with  Section 3.10(a)(ii) and  (vii) hereof,  assuming the  Master Servicer  or the Advancing Person had made the related  Advance(s) and/or  Servicing  Advance(s).  Notwithstanding the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c) of  this Agreement,  no Person shall be entitled to reimbursement from funds held in the Collection Account for future  distribution to  Certificateholders pursuant to this  Agreement.  Neither the Depositor  nor the Trustee shall have any duty or liability  with respect to the calculation of any Reimbursement  Amount,  nor shall the Depositor or the Trustee have any responsibility to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the  payment of  Reimbursement  Amounts  to the  related  Advancing  Person or Advance
Facility Trustee.  The  Master Servicer  shall maintain and provide to any Successor  Master Servicer (a "Successor
Master Servicer") a  detailed  accounting  on a  loan by-loan  basis as to amounts  advanced by,  sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor  Master Servicer  shall be entitled to rely on any such information  provided by the  Master Servicer  and the Successor  Master Servicer  shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the  Master Servicer,  the Trustee  agrees to execute  such acknowledgments,  certificates,  and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee  recognizing the interests of any Advancing Person or Advance  Facility  Trustee in such  Reimbursement
Amounts as the  Master Servicer  may cause to be made subject to Advance Facilities  pursuant to this Section 3.21, and such other  documents in  connection  with such Advance  Facility as may be reasonably  requested  from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected  with respect to each  Mortgage  Loan shall be allocated to  outstanding unreimbursed  Advances or  Servicing  Advances (as the case may be) made  with respect to that  Mortgage  Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)      Any  Successor  Master Servicer  to  Residential Funding  and the  Advancing  Person or  Advance  Facility
         Trustee shall be required to apply all amounts  available in accordance with this  Section 3.21(e) to  the reimbursement  of Advances and Servicing  Advances in the manner provided for herein;  provided,  however, that  after the  succession  of a  Successor  Master Servicer,  (A) to  the extent  that any  Advances  or
         Servicing  Advances  with  respect  to any  particular  Mortgage  Loan are  reimbursed  from  payments  or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance Proceeds,  if any,
         with respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the  Advancing  Person or
         Advance Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the  interest  of the  Advancing  Person or  Advance  Facility  Trustee in such  Advances and/or  Servicing  Advances,  second to the  Master Servicer  in  respect  of  Advances  and/or  Servicing
         Advances  related  to that  Mortgage  Loan in  excess of those in which the  Advancing  Person or  Advance
         Facility  Trustee Person has an interest,  and third, to the Successor  Master Servicer  in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage Loan,  from such sources as and when collected,  and  (B) reimbursements  of Advances and Servicing Advances that are  Nonrecoverable  Advances shall be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and any such Successor  Master Servicer,  on the other hand, on the basis of the respective aggregate  outstanding unreimbursed  Advances and  Servicing  Advances  that are  Nonrecoverable  Advances  owed to the Advancing
         Person, Advance Facility Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such  Successor  Master Servicer,  on the other  hand,  and  without  regard to the date on which any such
         Advances  or  Servicing  Advances  shall  have  been  made.  In the  event  that,  as a result of the FIFO allocation  made  pursuant  to this  Section 3.21(e),  some or all of a  Reimbursement  Amount paid to the
         Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential Funding  or the Advancing  Person or Advance Facility  Trustee,  then the
         Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
         Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential Funding  shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
         Residential Funding  to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential Funding  to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
         Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By  way  of  illustration,  and  not  by  way  of  limiting  the  generality  of  the  foregoing,  if  the
         Master Servicer  resigns  or is  terminated  at a time when the  Master Servicer  is a party to an Advance
         Facility,  and is replaced by a Successor  Master Servicer,  and the  Successor  Master Servicer  directly funds  Advances or Servicing  Advances  with respect to a Mortgage  Loan and does not assign or pledge the related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all payments  and  recoveries  received  from the related  Mortgagor  or  received in the form of  Liquidation
         Proceeds with respect to such Mortgage Loan (including  Insurance  Proceeds collected in connection with a liquidation of such Mortgage  Loan) will be allocated  first to the Advancing  Person or Advance  Facility
         Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the
         Master Servicer  and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master Servicer,  have been  reimbursed  in full,  at which  point  the  Successor
         Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently  collected with respect to that  Mortgage  Loan  pursuant  to  Section 3.10  of this  Agreement.  To the  extent  that the
         Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one hand, and the Successor  Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The  Master Servicer  shall remain  entitled to be  reimbursed  for all Advances  and  Servicing  Advances funded by the  Master Servicer  to the extent the  related  rights to be  reimbursed  therefor  have not been sold, assigned or pledged to an Advancing Person.

(g)      Any amendment to this  Section 3.21  or to any other  provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as  described  generally in this  Section 3.21,  including amendments to add  provisions  relating to a successor  master  servicer,  may be entered into by the Trustee,  the
Depositor and the  Master Servicer  without the consent of any  Certificateholder,  with written  confirmation from each  Rating  Agency  that the  amendment  will not  result in the  reduction  of the  ratings  on any class of the
Certificates  below the then  current  ratings  on such  Certificates,  and  delivery  of an  Opinion of Counsel as required under  Section 11.01(c) notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this
Agreement.

(h)      Any rights of set-off that the Trust Fund,  the Trustee, the Depositor,  any Successor  Master Servicer or
any other Person might  otherwise have against the  Master Servicer  under this  Agreement  shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances  and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement
Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned  to the  Advancing  Person,  then upon the  delivery of a written notice  signed by the  Advancing  Person  and the  Master Servicer  or its  successor  or  assign) to  the  Trustee terminating  the  Advance  Facility  Notice (the  "Notice of Facility  Termination"),  the  Master Servicer  or its
Successor  Master Servicer  shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After  delivery  of any Advance  Facility  Notice,  and until any such  Advance  Facility  Notice has been terminated  by a Notice of  Facility  Termination,  this  Section 3.21  may not be  amended or  otherwise  modified without the prior written consent of the related Advancing Person.

ARTICLE IV
                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The  Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate Account in which the  Master Servicer  shall  deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M.
New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution Date, (ii) any amount required to be paid  pursuant  to  Section 3.12(a),  (iii) any  amount  required to be  deposited  in the  Certificate  Account pursuant to  Section 3.16(e),  Section 4.07  or  Section 4.08,  (iv) any  amount  required  to be paid  pursuant to
Section 9.01,  (v) any  prepayment  charges on the Mortgage Loans received during the related Prepayment Period and
(vi) all other amounts constituting the Available Distribution Amount for the immediately  succeeding  Distribution
Date.

(b)      On or prior to the Business Day immediately  following each Determination Date, the Master Servicer  shall determine any amounts owed by the Yield Maintenance  Agreement Provider under the  Yield Maintenance  Agreement and inform the Trustee in writing of the amount so calculated.

(c)      The  Trustee  shall,  upon  written  request  from the  Master Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated  in the name of the  Trustee  for the benefit of the  Certificateholders,  which shall  mature not later than the Business Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such  Permitted  Investment is an obligation of the  institution  that maintains such account or a fund for which such  institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution
Date and (ii) any  other  investment  may mature on such  Distribution  Date if the Trustee  shall advance funds on such  Distribution  Date to the Certificate  Account in the amount payable on such investment on such  Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the  Certificates) and  shall not be sold or disposed of prior to  maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the  Master Servicer  and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the  Certificate  Account by the
Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.
(a)      On each Distribution Date, the Trustee (or the Paying Agent on behalf of the  Trustee) shall  allocate and distribute the Available  Distribution  Amount, if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

(b)      (1)  On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

                           i.       to the  extent of the  Available  Distribution  Amount,  to the  Holders of the
                           REMIC I   Regular   Interests,   pro rata,   in  an  amount  equal  to  (A) the  related
                           Uncertificated  Accrued  Interest for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous  Distribution  Dates.  Amounts payable as
                           Uncertificated  Accrued  Interest  in respect of REMIC I  Regular  Interest  ZZ shall be reduced  when  the  REMIC I  Overcollateralization  Amount  is  less  than  the  REMIC I
                           Required  Overcollateralization  Amount,  by  the  lesser  of  (x) the  amount  of  such difference and (y) the REMIC I Regular  Interest ZZ Maximum  Interest  Deferral  Amount,
                           and such amount will be payable to the Holders of REMIC I  Regular  Interests  A-1, A-2,
                           A-3, M-1,  M-2,  M-3,  M-4,  M-5,  M-6,  M-7, M-8 and M-9 in the same  proportion as the
                           Overcollateralization  Increase  Amount  is  allocated  to the  corresponding  Class  of
                           Certificates,  and the Uncertificated  Principal Balance of the REMIC I Regular Interest
                           ZZ shall be increased by such amount; and

                           ii.      on each Distribution Date, to the Holders of REMIC I Regular  Interests,  in an
                           amount  equal  to  the  remainder  of  the  Available   Distribution  Amount  after  the
                           distributions  made  pursuant  to  clause (i) above,  allocated  as  follows  (except as provided  below):  (A) to the Holders of the REMIC I Regular Interest AA, 98.00% of such remainder until the  Uncertificated  Principal  Balance of such REMIC I Regular Interest is reduced to zero;  (B) to the Holders of REMIC I  Regular  Interests  A-1,  A-2,  A-3,
                           M-1, M-2, M-3,  M-4,  M-5,  M-6, M-7, M-8 and M-9,  1.00% of such  remainder in the same proportion  as amounts are  distributed  in respect of  principal  on the  corresponding
                           Class of  Certificates;  (C) to the Holders of the REMIC I Regular Interest ZZ, 1.00% of
                           such  remainder;  and  (D) any  remaining  amounts  to  the  Holders  of  the  Class R-I
                           Certificates;  provided,  however,  that 98.00% and 2.00% of any principal payments that are  attributable  to an  Overcollateralization  Reduction  Amount shall be allocated to
                           Holders  of  the  REMIC I  Regular   Interest  AA  and  REMIC I  Regular   Interest  ZZ,
                           respectively.

                  (2)      Notwithstanding  the distributions  described in this  Section 4.02(b),  distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date  (x) the  Master Servicer  on behalf of the  Trustee or (y) the  Paying  Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next preceding Record Date
(other than as provided in Section 9.01  respecting the final  distribution) either  in immediately available funds
(by wire  transfer  or  otherwise) to  the  account  of such  Certificateholder  at a bank or other  entity  having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the  Master Servicer  or the Paying
Agent,  as the case may be, or, if such  Certificateholder  has not so notified the  Master Servicer  or the Paying
Agent by the Record Date,  by check  mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate  Register such  Certificateholder's  share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder of the following  amounts,  in the following  order of priority,  subject to the  provisions of
Section 4.02(d)),  to the extent of the Available  Distribution  Amount on deposit in the Certificate Account (with respect to  clauses (i) through  (xi), and to the extent of the sum of the remaining Available  Distribution Amount and the  Yield Maintenance  Payments on deposit in the  Certificate  Account with respect to  clauses (xii) through
(xx) and, with respect to  clause (xx)(B) below,  to the extent of prepayment charges on deposit in the Certificate
Account) :

(i)      to the Class A  Certificateholders,  the Class A Interest  Distribution Amount, with such amount allocated among the Class A  Certificateholders  on a pro rata  basis based on the Accrued  Certificate  Interest on each such Class;

(ii)     to the  Class M-1  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-1 Interest Distribution Amount;

(iii)    to the  Class M-2  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-2 Interest Distribution Amount;

(iv)     to the  Class M-3  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-3 Interest Distribution Amount;

(v)      to the  Class M-4  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-4 Interest Distribution Amount;

(vi)     to the  Class M-5  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-5 Interest Distribution Amount;

(vii)    to the  Class M-6  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-6 Interest Distribution Amount;

(viii)   to the  Class M-7  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-7 Interest Distribution Amount;

(ix)     to the  Class M-8  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-8 Interest Distribution Amount;

(x)      to the  Class M-9  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-9 Interest Distribution Amount;

(xi)     to the  Class A  Certificateholders  and  Class M  Certificateholders,  from the  amount,  if any,  of the
         Available  Distribution  Amount remaining after the foregoing  distributions,  the Principal  Distribution
         Amount  (other  than the amounts set forth in  clauses (b)(iv),  (b)(v),  and  (b)(vi) of  the  definition thereof),  in the order of priority described in  Section 4.02(d) hereof,  until the Certificate Principal
         Balances of the Class A Certificates and Class M Certificates have been reduced to zero;

(xii)    to the Class A Certificateholders  and Class M Certificateholders,  from the amount, if any, of the Excess
         Cash Flow,  an amount equal to the principal  portion of Realized  Losses  previously  allocated to reduce the Certificate  Principal  Balance of any Class of the Class A Certificates  or Class M Certificates  and
         remaining  unreimbursed,  but only to the extent of  Subsequent  Recoveries  for that  Distribution  Date, which  amount  shall  be  included  in the  Principal  Distribution  Amount  and paid in  accordance  with
         Section 4.02(d) hereof,  until the Certificate  Principal Balances of the Class A Certificates and Class M
         Certificates have been reduced to zero;

(xiii)   to the Class A Certificateholders  and Class M Certificateholders,  from the amount, if any, of the Excess
         Cash Flow  remaining  after the  foregoing  distributions,  an amount  equal to the  principal  portion of
         Realized Losses on the Mortgage Loans during the immediately  preceding  Prepayment  Period,  which amount
         shall   be   included   in   the   Principal   Distribution   Amount   and   paid   in   accordance   with
         Section 4.02(d) hereof,  until the Certificate  Principal Balances of the Class A Certificates and Class M
         Certificates have been reduced to zero;

(xiv)    to the Class A Certificateholders  and Class M Certificateholders,  from the amount, if any, of the Excess
         Cash Flow remaining  after the foregoing  distributions,  the  Overcollateralization  Increase  Amount for
         such Distribution  Date, which amount shall be included in the Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d) hereof,  until  the  Certificate  Principal  Balances  of  the  Class  A
         Certificates and Class M Certificates have been reduced to zero;

(xv)     to the Class A Certificateholders  and Class M  Certificateholders  from the amount, if any, of the Excess
         Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment  Interest Shortfalls allocated thereto for such Distribution  Date, on a pro rata basis based on Accrued  Certificate  Interest otherwise  due  thereon,  to the extent not  covered by Eligible  Master  Servicing  Compensation  on such
         Distribution Date;

(xvi)    to the Class A Certificateholders  and Class M  Certificateholders  from the amount, if any, of the Excess
         Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment  Interest Shortfalls previously  allocated  thereto on any prior  Distribution  Date that remain  unreimbursed,  together  with interest  thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on Prepayment  Interest
         Shortfalls previously allocated thereto that remain unreimbursed;

(xvii)   from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  to pay the
         Class A  Certificates,  on a  pro rata  basis,  based  on the  amount  of  Class A  Basis  Risk  Shortfall
         Carry-Forward  Amount  previously  allocated thereto that remain  unreimbursed,  the amount of any Class A
         Basis Risk Shortfall  Carry-Forward  Amounts  remaining unpaid as of such  Distribution  Date, and then to the Class M Certificates,  in their order of their payment priority,  the amount of any Class M Basis Risk
         Shortfall Carry-Forward Amounts remaining unpaid as of such Distribution Date;

(xviii)  to the Class A Certificates  and Class M Certificates on a pro rata  basis,  based on the amount of Relief
         Act Shortfalls  allocated thereto on such  Distribution  Date, from the amount, if any, of the Excess Cash
         Flow remaining  after the foregoing  distributions,  the amount of any Relief Act Shortfalls  allocated to those Certificates with respect to such Distribution Date;

(xix)    to the Class A Certificateholders  and Class M Certificateholders,  from the amount, if any, of the Excess
         Cash Flow  remaining  after the  foregoing  distributions,  the principal  portion of any Realized  Losses previously  allocated to those  Certificates and remaining  unreimbursed,  which amount shall be allocated first,  to the  Class A  Certificateholders  on a  pro rata  basis,  based on their  respective  principal portion of any Realized Losses  previously  allocated  thereto that remain  unreimbursed,  and then to the
         Class M Certificates, in their order of payment priority;

(xx)     to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest  thereon,  (II) the amount of any
         Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for any  Distribution  Date
         after the Certificate  Principal  Balance of each Class of Class A  Certificates and Class M  Certificates
         has been reduced to zero, the  Overcollateralization  Amount,  and (B) from  prepayment charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage Loans during the related
         Prepayment Period; and

(xxi)    to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)      On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)      the Class A Principal Distribution Amount shall be distributed,  sequentially,  as follows:  (w) first, to the Class A-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero,
         (x) second,  to the Class A-2  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero and (y) third,  to the Class A-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

(ii)     the Class M-1  Principal  Distribution  Amount shall be distributed to the Class M-1  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iii)    the Class M-2  Principal  Distribution  Amount shall be distributed to the Class M-2  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iv)     the Class M-3  Principal  Distribution  Amount shall be distributed to the Class M-3  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(v)      the Class M-4  Principal  Distribution  Amount shall be distributed to the Class M-4  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(vi)     the Class M-5  Principal  Distribution  Amount shall be distributed to the Class M-5  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(vii)    the Class M-6  Principal  Distribution  Amount shall be distributed to the Class M-6  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(viii)   the Class M-7  Principal  Distribution  Amount shall be distributed to the Class M-7  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(ix)     the Class M-8  Principal  Distribution  Amount shall be distributed to the Class M-8  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero; and

(x)      the Class M-9  Principal  Distribution  Amount shall be distributed to the Class M-9  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding  the  foregoing  clauses (c) and  (d),  upon the  reduction of the  Certificate  Principal
Balance of a Class of Class A Certificates  and Class M Certificates to zero,  such Class of Certificates  will not be entitled to further distributions pursuant to Section 4.02 (other than in respect of Subsequent Recoveries).

(f)      Notwithstanding  the foregoing,  on any  Distribution  Date,  the amounts  allocated from Excess Cash Flow pursuant to  clauses (c)(xiii) through  (c)(xiv) of this Section 4.02 on such Distribution Date shall be paid first from the Available  Distribution  Amount for such Distribution Date and second from any  Yield Maintenance  Payment for such Distribution Date.

(g)      Any  Prepayment  Interest  Shortfalls  on the  Mortgage  Loans which are not  covered by  Eligible  Master
Servicing  Compensation  as described  in  Section 3.16  and Relief Act  Shortfalls  on the Mortgage  Loans will be allocated  among the Class A  Certificates  and Class M  Certificates,  pro rata in  accordance  with the amount of
Accrued  Certificate  Interest  payable on such  Distribution  Date  absent  such  shortfalls.  Any such  uncovered
Prepayment  Interest Shortfalls will be paid solely pursuant to  Section 4.02(c)(xv) and  (xvi) to the extent funds are available  therefor.  Any such Relief Act Shortfalls will be paid solely pursuant to  Section 4.02(c)(xviii) to the extent funds are available therefor.

(h)      In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent   Recoveries,   the
Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).

(i)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the Depository shall be responsible for crediting the amount of such  distribution to the accounts of its  Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage firm (a "brokerage  firm" or "indirect  participating  firm") for  which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the Depositor or the  Master Servicer  shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(j)      Except  as  otherwise  provided  in  Section 9.01,   if  the  Master Servicer  anticipates  that  a  final
distribution  with  respect  to any  Class  of  Certificates  will be  made  on the  next  Distribution  Date,  the
Master Servicer  shall, no later than the Determination  Date in the month of such final  distribution,  notify the
Trustee and the Trustee shall,  no later than two  (2) Business  Days after such  Determination  Date, mail on such date to each Holder of such Class of  Certificates a notice to the effect that:  (i) the Trustee  anticipates  that the final  distribution  with respect to such Class of Certificates will be made on such Distribution Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as  otherwise  specified therein,  and (ii) no  interest  shall  accrue on such  Certificates  from and after the end of the prior  calendar
month.   In  the  event  that   Certificateholders   required  to   surrender   their   Certificates   pursuant  to
Section 9.01(c) do  not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall  cause funds distributable  with  respect to such  Certificates  to be held in the  Certificate  Account for the benefit of such
Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the  Master Servicer  shall  forward to the  Trustee and the  Trustee  shall  forward by mail or otherwise  make  available  electronically  on its  website  (which may be  obtained  by any  Certificateholder  by telephoning  the Trustee at  (877) 722-1095) to  each  Holder,  and the  Depositor a  statement  setting  forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record Date,  Determination  Date,  Distribution  Date and the date on which the Interest
         Accrual Period commenced;

(ii)     the aggregate amount of payments  received with respect to the Mortgage Loans in the aggregate,  including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

(v)      (A)                   the amount of such distribution to the  Certificateholders  of such Class applied to reduce  the  Certificate  Principal  Balance  thereof,  and  (B) the  aggregate  amount  included  therein representing Principal Prepayments;

(vi)     the  amount  of such  distribution  to  Holders  of such  Class of  Certificates  allocable  to  interest, including amounts payable as excess cash flow and the disposition of the excess cash flow;

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each  Class of  Certificates,  before and after  giving effect to the  amounts  distributed  on such  Distribution  Date,  separately  identifying  any  reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance for each Class of Certificates as of the Closing Date;

(x)      the number and Stated  Principal  Balance of the Mortgage  Loans in the  aggregate  after giving effect to the  distribution  of  principal  on such  Distribution  Date  and the  number  of  Mortgage  Loans in the aggregate at the beginning and end of the related Due Period;

(xi)     on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the  number  and Stated
         Principal  Balance of the Mortgage Loans in the aggregate that are Delinquent  (1) 30-59  days,  (2) 60-89 days and  (3) 90 or more days and the number and Stated  Principal  Balance of the  Mortgage  Loans in the
         aggregate that are in foreclosure,  (B) the number and Stated Principal  Balances of the Mortgage Loans in
         the aggregate that are Reportable  Modified  Mortgage Loans that are in foreclosure and are  REO Property, indicating  in each case  capitalized  Mortgage  Loans,  other  Servicing  Modifications  and totals,  and
         (C) for all Reportable  Modified Mortgage Loans, the number and Stated Principal  Balances of the Mortgage
         Loans in the aggregate that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xii)    the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xiii)   any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans in the  aggregate during the Due Period or that have cumulatively become material over time;

(xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)     the number, aggregate principal balance and Stated Principal Balance of any REO Properties;

(xvi)    the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xvii)   the  aggregate  amount of Realized  Losses with respect to the Mortgage  Loans in the  aggregate  for such
         Distribution  Date and the aggregate  amount of Realized  Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii)  the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xix)    the  weighted  average of the  Maximum  Net  Mortgage  Rates with  respect  to the  Mortgage  Loans in the aggregate;

(xx)     the Basis Risk Shortfall, Basis Risk Shortfall Carry-Forward Amount and Prepayment Interest Shortfalls;

(xxi)    the   Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount  following  such
         Distribution Date;

(xxii)   the number and  Stated  Principal  Balances  of the  Mortgage  Loans in the  aggregate  repurchased  under
         Section 4.07 or Section 4.08;

(xxiii)  the aggregate  amount of any recoveries on previously  foreclosed loans with respect to the Mortgage Loans in the aggregate from Residential Funding;

(xxiv)   the weighted  average  remaining  term to maturity of the  Mortgage  Loans in the  aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxv)    the weighted  average  Mortgage  Rates of the Mortgage  Loans in the aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxvi)   the amount if any, to be paid by a Derivative  Counterparty  under a  Derivative  Contract and the amount, if any, to be paid to a Derivative Counterparty part, under a Derivative Contract;

(xxvii)  the amount of any  Yield Maintenance  Payments  payable to the Trustee on behalf of the Trust Fund and any
         Yield Maintenance Termination Payment payable to the Trustee on behalf of the Trust Fund; and

(xxviii) the occurrence of the Stepdown Date.

         In the case of  information  furnished  pursuant  to  clauses (i) and  (ii) above,  the  amounts  shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement provided to the  Trustee as set forth in this  Section 4.03(a),  the  Master Servicer  shall  provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the  Master Servicer  at no  additional  expense to the  Master Servicer.  Also,  at the request of a Rating Agency, the Master Servicer  shall provide the information  relating to the Reportable Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit S to such Rating Agency within a reasonable period of time;  provided,  however,  that the  Master Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request  from a Holder of a  Certificate, other than a Class R Certificate,  the Master Servicer  shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each such  requesting  Person who at any time during the calendar year was the Holder of a  Certificate,  other  than a  Class R  Certificate,  a  statement  containing  the  information  set  forth in clauses (v) and  (vi) referred to in  subsection (a) above  aggregated for such calendar year or applicable portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer  shall be deemed to have  been  satisfied  to the  extent  that  substantially  comparable  information  shall  be  provided  by the
Master Servicer and Trustee pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time  after it  receives  a written  request  from any Holder of a Class R
Certificate,  the  Master Servicer  shall  prepare,  or cause to be  prepared,  and shall  forward,  or cause to be forwarded,  to each such  requesting  Person who at any time during the  calendar  year was the Holder of a Class R
Certificate,   a  statement  containing  the  applicable   distribution   information  provided  pursuant  to  this
Section 4.03  aggregated  for such  calendar year or applicable  portion  thereof  during which such Person was the
Holder of a Class R  Certificate.  Such  obligation of the  Master Servicer  shall be deemed to have been satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer  pursuant to any requirements of the Code.

(d)      Upon  the  written  request  of  any  Certificateholder,   the  Master Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master Servicer's  sole  discretion,   for  purposes  of  satisfying  applicable  reporting
requirements under Rule 144A.

(e)      The  Master Servicer  shall, on behalf of the Depositor and in respect of the  Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form
10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely provide to the Master Servicer  (I) a list of  Certificateholders as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the Depositor or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as required pursuant to this Agreement.  Neither the  Master Servicer nor the Trustee shall have any liability with respect to the  Master Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating  to the  Master Servicer's  inability  or  failure  to  obtain  any  information  not  resulting  from the
Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A   certification,   signed  by  the  senior  officer  in  charge  of  the  servicing   functions  of  the
         Master Servicer,  in the form  attached  as  Exhibit R-1  hereto or such other form as may be  required or permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions taken as a whole involving the Master Servicer  that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item  1122(a) of  Regulation AB. The  Master Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee shall  provide the  Master Servicer  with a back-up certification substantially in the form attached hereto as Exhibit R-2.

(h)      This  Section 4.03  may  be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the  close of  business  on the  Business  Day  next  succeeding  each  Determination  Date,  the
Master Servicer  shall furnish a written statement (which may be in a mutually agreeable electronic  format) to the
Trustee,  any  Paying  Agent  and the  Depositor  (the  information  in such  statement  to be  made  available  to
Certificateholders  by the  Master Servicer  on  request) (provided  that the  Master Servicer  shall  use its best efforts to deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second  Business  Day prior to the Distribution  Date) setting forth (i) the Available  Distribution  Amounts,  (ii) the amounts required to be  withdrawn  from the  Custodial  Account  and  deposited  into the  Certificate  Account  on the  immediately succeeding  Certificate  Account  Deposit Date pursuant to  clause (iii) of  Section 4.01(a),  (iii) the  amount of
Prepayment  Interest  Shortfalls,  Class A Basis Risk Shortfall,  Class M Basis Risk Shortfall,  Class A Basis Risk
Shortfall   Carry-Forward   Amounts,   and  Class M   Basis  Risk   Shortfall   Carry-Forward   Amounts,   (iv) the
Yield Maintenance  Payment,  if any,  for such  Distribution  Date and  (v) the  amount  payable by the  Derivative
Counterparties  to the Trustee under the Derivative  Contracts as provided in  Section 4.11.  The  determination by the  Master Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder  and the Trustee  shall be  protected in relying upon the same without any  independent check or verification.

(b)      On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the  Master Servicer  shall either  (i) remit  to the Trustee for deposit in the  Certificate  Account  from its own funds,  or funds  received therefor from the  Subservicers,  an amount equal to the Advances to be made by the  Master Servicer  in respect of the related  Distribution  Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly  Payments other than Balloon  Payments (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing  Modifications,  Debt Service  Reductions or  reductions  in the amount of  interest  collectable  from the  Mortgagor  pursuant to the Relief Act or similar legislation or regulations  then in effect,  on the  Outstanding  Mortgage Loans as of the related  Due Date in the related Due  Period,  which  Monthly  Payments  were due during the  related Due Period and not  received as of the close of business as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a
Nonrecoverable  Advance and (B) with  respect to each Balloon Loan  delinquent in respect of its Balloon Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate) that  would have been due on the related  Due Date based on the original  amortization  schedule for such Balloon Loan until such Balloon
Loan is finally  liquidated,  over any  payments of interest  or  principal  (with each  interest  portion  thereof adjusted to per annum rate equal to the Net Mortgage  Rate) received  from the related Mortgagor as of the close of business on the related  Determination  Date and  allocable to the Due Date  during the related Due Period for each month  until such  Balloon  Loan is finally  liquidated,  (ii) withdraw  from  amounts on deposit in the  Custodial
Account and deposit in the  Certificate  Account  all or a portion of the Amount  Held for Future  Distribution  in discharge  of any  such  Advance,  or  (iii) make  advances  in the  form  of any  combination  of  clauses (i) and
(ii) aggregating  the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the  Master Servicer by deposit in the Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following  Distribution  Date.
The   Master Servicer   shall  be  entitled  to  use  any  Advance   made  by  a   Subservicer   as   described  in
Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the  Master Servicer  pursuant to this Section 4.04.  The determination by the  Master Servicer that  it  has  made  a  Nonrecoverable  Advance  or  that  any  proposed  Advance,  if  made,  would  constitute  a
Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.  In the event that the  Master Servicer  determines as of the Business Day  preceding any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its inability  to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New York time,  on such
Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,
New York time, on the Certificate  Account Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the  Trustee  shall have been  notified  in writing  (by  telecopy) that  the  Master Servicer  shall have directly or indirectly  deposited in the Certificate  Account such portion of the amount of the Advance as to which the  Master Servicer  shall have given  notice  pursuant  to the  preceding  sentence,  pursuant  to  Section 7.01,
(a) terminate  all of the rights and  obligations of the  Master Servicer  under this Agreement in accordance  with
Section 7.01  and  (b) assume  the rights and  obligations  of the  Master Servicer  as  successor  Master Servicer hereunder,  including the obligation to deposit in the  Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution  Date. In connection with the preceding  sentence,  the Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the  Master Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or  REO Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.
The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans, on any Distribution Date, shall be allocated as follows:

                  first,  to Excess  Cash  Flow as  provided  in  clause (b)(v) of  the  definition  of  "Principal
                  Distribution Amount", to the extent of the Excess Cash Flow for such Distribution Date;

                  second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

                  third, to the Class M-9  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                  fourth, to the Class M-8  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class M-7  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                  sixth, to the Class M-6  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                  seventh,  to the Class M-5  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                  eighth, to the Class M-4  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

                  ninth, to the Class M-3  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                  tenth, to the Class M-2  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                  eleventh,  to the Class M-1  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero; and

                  twelfth,  to the Class A-1,  Class A-2 and Class A-3  Certificates on a pro rata basis, until the
                  Certificate Principal Balances thereof have been reduced to zero.

(c)      All  allocations  of a  Realized  Loss on a  "pro rata  basis"  among  two or more  specified  Classes  of
Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date in the case of an interest portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to  the  Class A  Certificates  or Class M  Certificates  shall  be made by  reducing  the  Certificate
Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such
Distribution  Date;  provided that no such reduction shall reduce the Certificate  Principal Balance of the Class A
Certificates and the Class M  Certificates  below the aggregate Stated Principal  Balance of the Mortgage Loans, as
applicable.  Allocations  of the  interest  portions of Realized  Losses  (other than any interest  rate  reduction resulting  from a Servicing  Modification) shall  be made by operation of the  definition  of "Accrued  Certificate
Interest"  and by  operation  of the  provisions  of  Section 4.02(c).  Allocations  of the  interest  portion of a
Realized Loss resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions of  Section 4.02(c).  All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage
Interests evidenced thereby.

(d)      All Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution  Date to the REMIC I
Regular Interests,  as follows:  first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interests
AA and ZZ up to an aggregate  amount equal to the excess of (a) the REMIC I  Interest Loss  Allocation  Amount over
(b) Prepayment  Interest Shortfalls (to the extent not covered by Eligible Master Servicing  Compensation) relating to the  Mortgage  Loans  for such  Distribution  Date,  98% and 2%,  respectively;  second,  to the  Uncertificated
Principal  Balances of the REMIC I  Regular  Interests  AA and ZZ up to an  aggregate  amount  equal to the REMIC I
Principal Loss Allocation Amount,  98% and 2%,  respectively;  third, to the  Uncertificated  Principal Balances of
REMIC I  Regular  Interests  AA, 98%,  M-9, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I
Regular  Interest  M-9 has been  reduced to zero;  fourth,  to the  Uncertificated  Principal  Balances  of REMIC I
Regular  Interests  AA, 98%,  M-8, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I  Regular
Interest  M-8 has been  reduced to zero;  fifth,  to the  Uncertificated  Principal  Balances  of  REMIC I  Regular
Interests AA, 98%, M-7, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular Interest M-7
has been reduced to zero;  sixth, to the  Uncertificated  Principal  Balances of REMIC I Regular Interests AA, 98%,
M-6, 1% and ZZ, 1%, until the Uncertificated  Principal Balance of REMIC I Regular Interest M-6 has been reduced to zero; seventh,  to the Uncertificated  Principal Balances of REMIC I Regular Interests AA, 98%, M-5, 1% and ZZ, 1%,
until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-5 has been reduced to zero;  eighth, to the  Uncertificated  Principal  Balances  of REMIC I  Regular  Interests  AA, 98%,  M-4,  1% and ZZ, 1%,  until the
Uncertificated  Principal  Balance  of  REMIC I  Regular  Interest  M-4 has been  reduced  to zero;  ninth,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  M-3,  1% and  ZZ,  1%,  until  the
Uncertificated  Principal  Balance  of  REMIC I  Regular  Interest  M-3 has been  reduced  to zero;  tenth,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  M-2,  1% and  ZZ,  1%,  until  the
Uncertificated  Principal  Balance of REMIC I  Regular  Interest  M-2 has been  reduced to zero;  eleventh,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  M-1,  1% and  ZZ,  1%,  until  the
Uncertificated  Principal  Balance of REMIC I  Regular  Interest  M-1 has been  reduced  to zero;  twelfth,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  A-3,  1%,  and ZZ,  1%,  until the
Uncertificated  Principal  Balances of REMIC I Regular  Interest A-3 has been reduced to zero;  thirteenth,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  A-2,  1%,  and ZZ,  1%,  until the
Uncertificated  Principal  Balances of REMIC I Regular  Interest A-2 has been reduced to zero; and  fourteenth,  to the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests  AA, 98%,  A-1,  1%, and ZZ, 1%,  until the
Uncertificated Principal Balances of REMIC I Regular Interest A-1 has been reduced to zero.

(e)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c) shall  be  deemed  allocated  to  the  Class SB  Certificates.  Realized  Losses  allocated  to the
Class SB  Certificates  shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC II  Regular  Interest SB-IO.  Realized Losses  allocated to the Excess Cash Flow pursuant to paragraph  (b) of this  Section shall  be deemed to reduce Accrued  Certificate  Interest on the REMIC I Regular
Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this
Section shall  be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such principal  balance  shall have been reduced to zero and  thereafter  to reduce  accrued and unpaid  interest on the
REMIC II Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The  Master Servicer  or the Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least  six months after the Cut-Off Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting  requirements  imposed by such Sections 6050H,  6050J and
6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage  Loan which is delinquent in payment by 90 days or more,  the  Master Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the  Purchase  Price  therefor.  If at any time the
Master Servicer  makes a payment to the  Certificate  Account  covering the amount of the Purchase Price for such a
Mortgage  Loan,  and the  Master Servicer  provides to the Trustee a  certification  signed by a Servicing  Officer stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute  the  assignment  of such  Mortgage  Loan at the  request of the  Master Servicer  without  recourse to the
Master Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.     Limited Mortgage Loan Repurchase Right.

         The Limited  Repurchase  Right Holder will have the irrevocable  option at any time to purchase any of the
Mortgage Loans from the Trustee at the Purchase  Price,  up to a maximum of five Mortgage  Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate,  this option will thereupon terminate.  If at any time the Limited  Repurchase Right Holder makes a payment to the Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan, and the Limited  Repurchase  Right Holder  provides to the Trustee a certification  signed by a Servicing  Officer  stating  that the amount of such  payment has been  deposited in the
Certificate  Account,  then the Trustee  shall  execute the  assignment of such Mortgage Loan at the request of the
Limited  Repurchase  Right Holder without  recourse to the Limited  Repurchase  Right Holder which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all security and documents  relative thereto.  Such  assignment  shall be an assignment  outright and not for  security.  The Limited  Repurchase  Right
Holder will thereupon own such Mortgage,  and all such security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.  Any tax on "prohibited  transactions" (as defined in
Section 860F(a)(2) of  the  Code) imposed  on any  REMIC relating  to the  exercise of the option  provided in this
Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.     The Yield Maintenance Agreement.

(a)      On the Closing  Date,  the Trustee  shall,  on behalf of the  Trust Fund,  for the benefit of the Class A,
Class M and Class SB Certificates, enter into the Yield Maintenance Agreement.

(b)      The  Trustee  shall  deposit or cause to be  deposited  any amount  received  under the  Yield Maintenance
Agreement into the  Certificate  Account on the date such amount is received from the  Yield Maintenance  Agreement
Provider under the  Yield Maintenance  Agreement (including  Yield Maintenance  Agreement  Termination Payments, if
any). All Yield Maintenance  Payments received under the  Yield Maintenance  Agreement shall be distributed as part of  Excess  Cash  Flow in  accordance  with the  priorities  set  forth  in  Section 4.02(c) hereof,  whereas,  all
Yield Maintenance  Agreement Termination Payments received under the  Yield Maintenance  Agreement shall be used as set forth in  Section 4.09(e) hereof.  Neither the Yield Maintenance  Agreement nor any Yield Maintenance  Payments
(including  Yield Maintenance  Termination  Payments) constitute  a part of any REMIC created  hereunder and to the extent  any  Yield Maintenance  Payments  are  included  as part of Excess  Cash  Flow  they are so for  definition purposes only.

(c)      Subject  to  Sections  8.01  and  8.02  hereof,  the  Trustee  agrees  to  comply  with  the  terms of the
Yield Maintenance  Agreement  and to  enforce  the terms  and  provisions  thereof  against  the  Yield Maintenance
Agreement  Provider  at the  written  direction  of the Holders of Class A  Certificates  and Class M  Certificates
entitled to at least 51% of the Voting Rights of such Classes of  Certificates,  or if the Trustee does not receive such direction from such Certificateholders, then at the written direction of Residential Funding.

(d)      The Trustee and the  Master Servicer  shall  treat the holders of each Class of  Certificates  (other than the Class SB Certificates and Class R  Certificates) as  having entered into a notional principal contract with the holders  of the  Class SB  Certificates.  Pursuant  to each such  notional  principal  contract,  the holder of the
Class SB   Certificates   shall  be  treated  as  having   agreed  to  pay  the   amounts  set  forth  in  Sections
4.02(c)(xii) through  (xix) to the holders of the  Certificates  (other than the Class SB  Certificates and Class R
Certificates) in  accordance  with the terms of this  Agreement.  Any  payments to the  Certificates  from  amounts deemed  received in respect of this notional  principal  contract  shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

(e)      In the event that the  Yield Maintenance  Agreement,  or any replacement thereof,  terminates prior to the
Distribution Date in December 2011, the  Master Servicer,  but at no expense to the  Master Servicer,  on behalf of the  Trustee,  to the extent  that the  termination  value under such  Yield Maintenance  Agreement  is  sufficient therefor  and  only to the  extent  of the  Yield Maintenance  Agreement  Termination  Payment  received  from  the
Yield Maintenance  Agreement Provider,  shall (i) cause a new yield maintenance  provider to assume the obligations of such terminated yield maintenance  agreement  provider or (ii) cause a new yield maintenance  agreement provider to enter into a new interest rate yield  maintenance  agreement with the Trust Fund  having  substantially  similar terms  as  those  set  forth  in  the  terminated  Yield Maintenance  Agreement.  Any  Yield Maintenance  Agreement
Termination  Payment  having a termination  value which is not  sufficient to comply with  clauses (i) and  (ii) of this  Section 4.09(e) shall  be  included  in  the  definition  of  Yield Maintenance  Payment  herein  and  may be distributed as Excess Cash Flow pursuant to Section 4.02(c) herein.

Section 4.10.     [Reserved]

Section 4.11.     Derivative Contracts.

(a)      The Trustee shall, at the written  direction of the  Master Servicer,  on behalf of the Trust Fund,  enter into  Derivative  Contracts,  solely for the benefit of the Class SB  Certificates.  Any such  Derivative  Contract shall constitute a fully prepaid agreement.  The Master Servicer shall determine,  in its sole discretion,  whether
any  Derivative  Contract  conforms  to  the  requirements  of  clauses (b) and   (c) of  this  Section 4.11.   Any
acquisition  of a  Derivative  Contract  shall  be  accompanied  by an  appropriate  amendment  to this  Agreement, including an Opinion of Counsel,  as provided in Section 11.01,  and either (i) an Opinion of Counsel to the effect that the existence of the Derivative  Contract will not adversely  affect the  availability of the exemptive relief afforded under ERISA by U.S. Department of Labor Prohibited Transaction Exemption  ("PTE") 94-29,  as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002), or other applicable  prohibited  transaction  exemption to the Holders of the  Class A-1,  Class A-2  or Class A-3  Certificates  rated at least "AA-" (or its  equivalent) by  Standard &
Poor's or Moody's at the time of purchase,  as of the date the Derivative  Contract is acquired by the Trustee;  or
(ii) the  consent of each holder of a Class A-1,  Class A-2 or Class A-3  Certificate  to the  acquisition  of such
Derivative  Contract.  All collections,  proceeds and other amounts in respect of the Derivative  Contracts payable by the  Derivative  Counterparty  shall be  distributed  to the  Class SB  Certificates  on the  Distribution  Date
following  receipt  thereof  by the  Trustee on behalf of the  Trust Fund.  In no event  shall  such an  instrument constitute a part of any  REMIC created  hereunder.  In addition,  in the event any such  instrument  is deposited, the  Trust Fund  shall be deemed to be divided into two separate  and discrete  sub-Trusts.  The assets of one such sub-Trust  shall  consist of all the assets of the Trust  other  than such  instrument  and the assets of the other sub-Trust shall consist solely of such instrument.

(b)      Any  Derivative  Contract that  provides for any payment  obligation  on the part of the  Trust Fund  must
(i) be without recourse to the assets of the Trust Fund,  (ii) contain a non-petition  covenant  provision from the
Derivative  Counterparty,  (iii) limit  payment dates thereunder to Distribution Dates and (iv) contain a provision limiting any cash payments due to the Derivative  Counterparty on any day under such Derivative  Contract solely to funds  available  therefor in the  Certificate  Account  available to make  payments to the Holders of the Class SB
Certificates on such Distribution Date.

(c)      Each  Derivative  Contract  must  (i) provide  for the  direct  payment of any  amounts by the  Derivative
Counterparty  thereunder  to the  Certificate  Account at least one Business Day prior to the related  Distribution
Date,  (ii) contain  an  assignment  of all of the  Trust Fund's  rights (but none of its  obligations) under  such
Derivative Contract to the Trustee on behalf the Class SB  Certificateholders  and shall include an express consent to the Derivative  Counterparty to such assignment,  (iii) provide  that in the event of the occurrence of an Event of Default,  such Derivative  Contract shall terminate upon the direction of a majority  Percentage Interest of the
Class SB  Certificates,  and  (iv) prohibit  the Derivative  Counterparty  from  "setting-off'  or "netting"  other obligations of the  Trust Fund  and its  Affiliates  against such  Derivative  Counterparty's  payment  obligations thereunder.

Section 4.12.     Tax Treatment of Yield Maintenance Payments.

         For federal income tax purposes,  each holder of a Class A,  Class M or Class SB  Certificate is deemed to own an undivided  beneficial  ownership  interest in a  REMIC regular  interest  and the right to receive  payments received by the Trustee,  on behalf of the Trust Fund,  pursuant to the  Yield Maintenance  Agreement in respect of the amounts set forth in  Section 4.09(b) which  right to receive such payments  shall not be  attributable  to any asset of or amount owed by any REMIC created hereunder.

ARTICLE V
                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A,  Class M,  Class SB and Class R Certificates shall be substantially in the forms set forth in
Exhibits A, B, D and E,  respectively,  and shall,  on original  issue, be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor upon receipt by the  Trustee or one or more  Custodians  of the  documents  specified  in  Section 2.01.  The  Class A,  Class M-1,
Class M-2 and Class M-3  Certificates  shall be issuable in minimum dollar  denominations  of $100,000 and integral multiples of $1 in excess  thereof.  The  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8  and  Class M-9
Certificates  shall be issuable in minimum dollar  denominations of $250,000 and integral multiples of $1 in excess thereof.  The  Class SB  Certificates  shall be issuable in  registered,  certificated  form in minimum  percentage interests of 5.00% and integral  multiples of 0.01% in excess  thereof.  Each Class of Class R  Certificates  shall be issued in registered,  certificated  form in minimum  percentage  interests of 20.00% and integral  multiples of
0.01% in excess  thereof;  provided,  however,  that one Class R  Certificate of each Class will be issuable to the
REMIC Administrator as "tax matters person" pursuant to  Section 10.01(c) in a minimum denomination  representing a
Percentage  Interest of not less than 0.01%.  The Certificates  shall be executed by manual or facsimile  signature on behalf of an  authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures  of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such
Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any  benefit  under this  Agreement,  or be valid for any  purpose,  unless  there  appears on such  Certificate  a certificate of authentication  substantially in the form provided for herein executed by the Certificate  Registrar by  manual  signature,  and such  certificate  upon any  Certificate  shall be  conclusive  evidence,  and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)      The Class A Certificates  and Class M Certificates  shall initially be issued as one or more  Certificates registered  in the name of the  Depository  or its nominee  and,  except as provided  below,  registration  of such
Certificates  may not be  transferred  by the  Trustee  except  to  another  Depository  that  agrees  to hold such
Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The  Certificate  Owners shall hold their respective  Ownership  Interests in and to each such Class A and Class M  Certificate  through the book-entry  facilities  of the  Depository  and,  except as provided  below,  shall not be  entitled to  Definitive
Certificates  in respect of such  Ownership  Interests.  All transfers by  Certificate  Owners of their  respective
Ownership Interests in the Book-Entry  Certificates shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm  representing  such Certificate  Owner.  Each Depository  Participant shall transfer the Ownership  Interests only in the Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The  Trustee,  the  Master Servicer  and the  Depositor  may for all  purposes  (including  the  making of payments due on the  respective  Classes of Book-Entry  Certificates) deal  with the  Depository as the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of  exercising  the rights of  Certificateholders  hereunder.  The rights of  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms representing such
Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter shall not be deemed  inconsistent  if they are made with  respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record date in connection  with  solicitations  of  consents  from or voting by  Certificateholders  and shall give  notice to the
Depository of such record date.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest in the related Class of Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates  for an equivalent  Percentage  Interest in fully  registered  definitive  form. Upon receipt by the Trustee of  instruction  from the  Depository  directing the Trustee to effect such  exchange  (such instructions to contain  information  regarding the Class of Certificates  and the  Certificate  Principal  Balance
being exchanged,  the Depository  Participant account to be debited with the decrease, the registered holder of and delivery  instructions  for the  Definitive  Certificates  and any other  information  reasonably  required  by the
Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal  Balance of the  Definitive  Certificates,  (ii) the  Trustee shall  execute, authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery  instructions  provided  by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of
Certificates  and (iii) the  Trustee shall execute and  authenticate  a new Book-Entry  Certificate  reflecting the reduction  in the  aggregate  Certificate  Principal  Balance  of such Class of  Certificates  by the amount of the
Definitive Certificates.

         If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository  and (B) the  Depositor is unable to locate a qualified successor or (ii) the  Depositor  notifies the  Depository  of its intent to terminate the  book-entry  system and, upon  receipt  of notice of such  intent  from the  Depository,  the  Depository  Participants  holding  beneficial interest  in the  Book-Entry  Certificates  agree to  initiate  such  termination,  the  Trustee  shall  notify all
Certificate  Owners,  through  the  Depository,  of the  occurrence  of any such event and of the  availability  of
Definitive  Certificates  to  Certificate  Owners  requesting  the  same.  Upon  surrender  to the  Trustee  of the
Book-Entry  Certificates  by the  Depository,  accompanied  by  registration  instructions  from the Depository for registration  of  transfer,  the Trustee  shall issue the  Definitive  Certificates.  Neither  the  Depositor,  the
Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee,  including, without  limitation,  any delay in delivery of any  instruction  required  under this section and may  conclusively rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of  Definitive  Certificates,
the  Trustee  and  the   Master Servicer   shall   recognize  the  Holders  of  the  Definitive   Certificates   as
Certificateholders hereunder.

(c)      Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.
Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the offices or agencies to be appointed  by the Trustee,  in accordance  with the  provisions of  Section 8.12,  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the   Master Servicer   with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such purpose  pursuant to  Section 8.12  and, in the case of any  Class SB or Class R  Certificate, upon  satisfaction  of the  conditions  set forth below,  the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and  deliver,  in the  name of the  designated  Transferee  or  Transferees,  one or more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar) be  duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No transfer,  sale, pledge or other disposition of a Class SB  Certificate or Class R Certificate shall be made unless such transfer,  sale, pledge or other  disposition is exempt from the registration  requirements of the
Securities Act of 1933, as amended (the  "Securities  Act"), and any applicable state securities laws or is made in accordance  with said Act and laws.  Except as  otherwise  provided  in this  Section 5.02(d),  in the event that a transfer of a Class SB  Certificate  or Class R  Certificate is to be made,  (i) unless  the Depositor  directs the
Trustee  otherwise,  the Trustee shall require a written  Opinion of Counsel  addressed to and acceptable to and in form and  substance  satisfactory  to the Trustee and the  Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which  Opinion of Counsel shall not be an expense of the Trustee,  the  Trust Fund,
the  Depositor  or  the  Master Servicer,   and  (ii) the  Trustee  shall  require  the  Transferee  to  execute  a representation  letter,  substantially  in the  form  of  Exhibit J  hereto,  and the  Trustee  shall  require  the transferor to execute a representation  letter,  substantially in the form of Exhibit K hereto,  each acceptable to and in form and  substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the  Depositor and the
Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trustee, the  Trust Fund,  the  Depositor or the  Master Servicer.  In lieu of the  requirements  set forth in the preceding sentence,  transfers  of  Class SB  Certificate  or  Class R  Certificates  may be made  in  accordance  with  this
Section 5.02(d) if  the prospective  Transferee of such a Certificate  provides the Trustee and the Master Servicer with an investment  letter  substantially in the form of Exhibit O  attached hereto,  which investment letter shall not be an expense of the Trustee, the Depositor,  or the Master Servicer,  and which investment letter states that, among other things,  such Transferee  (i) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the  accounts of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and
(ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements under the Securities Act provided by Rule 144A. The Holder of a Class SB  Certificate or Class R Certificate  desiring to effect any transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to, indemnify the Trustee, the Depositor,  the  Master Servicer  and the  Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance  with such federal and state laws and this Agreement.

(e)      (i)      In the case of any Class A Certificate  not rated at least "AA-" (or its  equivalent) by Standard
& Poor's or Moody's at the time of purchase (a "Restricted  Class A  Certificate"),  Class M Certificate,  Class SB
Certificate or Class R Certificate  presented for  registration  in the name of any Person,  either (A) the Trustee shall  require an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the
Depositor  and the  Master  Servicer  to the effect  that the  purchase  and  holding  of such  Restricted  Class A
Certificate,  Class M Certificate,  Class SB Certificate  or Class R Certificate  is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section
4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the
Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective  Transferee shall be required to provide the Trustee,  the Depositor and the Master Servicer with a  certification  to the effect set forth  in  Exhibit  Q  (with  respect  to a  Restricted  Class A  Certificate  or a  Class  M  Certificate)  (which certification  shall  be  deemed  to  have  been  given  by a  Restricted  Class  A  Certificatholder  or a Class M
Certificateholder  who acquires a Book-Entry  Certificate),  Exhibit J (with respect to a Class SB  Certificate) or in  paragraph  fifteen of Exhibit  I-1 (with  respect to a Class R  Certificate),  which the  Trustee may rely upon without  further  inquiry or  investigation,  or such other  certifications  as the Trustee may deem  desirable  or necessary in order to establish  that such  Transferee or the Person in whose name such  registration  is requested either (a) is not an employee  benefit  plan or other plan  subject to the  prohibited  transaction  provisions  of
ERISA or Section 4975 of the Code (each, a "Plan"),  or any Person  (including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager, a named fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the  meaning of the U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.
ss.2510.3-101,  of any Plan (each, a "Plan  Investor") to effect such  acquisition or (b) in the case of a Restricted
Class A Certificate or a Class M Certificate,  the following  conditions are satisfied:  (i) such  transferee is an insurance  company,  (ii) the source of funds used to purchase or hold such  Certificate (or any interest  therein)
is an "insurance  company general  account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60),  and (iii) the  conditions  set  forth in  Sections  I and III of PTCE 95 60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii)     Any  Transferee  of a Restricted  Class A Certificate  or a Class M Certificate  that does not deliver the certification  referred  to in clause (i) above will be deemed to have  represented  by virtue of its  purchase  or holding of such  Certificate  (or any interest  therein)  that either (a) such  Transferee  is not a Plan or a Plan
Investor or (b) such Transferee is a Complying Insurance Company.

(A)      If any Restricted  Class A  Certificate or Class M  Certificate (or any interest  therein) is  acquired or held by any Person that does not satisfy  the  conditions  described  in  paragraph  (iii) above, then the last preceding  Transferee  that either (x) is not a Plan or a Plan Investor,  or (y) is a Complying  Insurance  Company shall be restored,  to the extent permitted by law, to all rights and  obligations  as Certificate  Owner thereof  retroactive to the date of such Transfer of such
                  Certificate.  The Trustee  shall be under no  liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)      Any purported  Certificate  Owner whose  acquisition or holding of any Restricted  Class A  Certificate or
                  Class M  Certificate (or any interest  therein) was  effected in violation of the restrictions in
                  this  Section 5.02(e) shall   indemnify  and  hold  harmless  the  Depositor,  the  Trustee,  the
                  Master Servicer,  any  Subservicer,  any  underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties  as a  result  of such acquisition or holding.

(f)      (i) Each Person who has or who acquires any Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound  by the  following provisions and to have irrevocably  authorized the Trustee or its designee under  clause (iii)(A) below  to deliver payments  to  a  Person  other  than  such  Person  and  to  negotiate  the  terms  of  any  mandatory  sale  under clause (iii)(B) below  and to  execute  all  instruments  of  transfer  and to do all  other  things  necessary  in connection  with any  such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a  Class R
Certificate are expressly subject to the following provisions:

(A)      Each Person  holding or acquiring any  Ownership  Interest in a Class R  Certificate  shall be a Permitted
                  Transferee  and shall  promptly  notify  the  Trustee of any  change or  impending  change in its status as a Permitted Transferee.

(B)      In connection with any proposed Transfer of any Ownership Interest in a Class R  Certificate,  the Trustee
                  shall  require  delivery to it, and shall not register  the  Transfer of any Class R  Certificate until its receipt of,

(I)      an  affidavit  and  agreement  (a "Transfer  Affidavit  and  Agreement,"  in the form  attached  hereto as
                           Exhibit I-1) from  the proposed  Transferee,  in form and substance  satisfactory to the
                           Master Servicer,  representing  and  warranting,  among  other  things,  that  it  is  a
                           Permitted  Transferee,  that it is not acquiring  its Ownership  Interest in the Class R
                           Certificate  that is the  subject of the  proposed  Transfer  as a  nominee,  trustee or agent for any Person who is not a Permitted  Transferee,  that for so long as it retains its  Ownership  Interest  in a  Class R  Certificate,  it  will  endeavor  to  remain  a
                           Permitted   Transferee,   and   that   it  has   reviewed   the   provisions   of   this
                           Section 5.02(f) and agrees to be bound by them, and

(II)     a  certificate,  in the form  attached  hereto as  Exhibit I-2,  from the Holder  wishing to transfer  the
                           Class R  Certificate,  in  form  and  substance  satisfactory  to  the  Master Servicer, representing  and  warranting,  among  other  things,  that no purpose  of the  proposed
                           Transfer is to impede the assessment or collection of tax.

(C)      Notwithstanding  the  delivery  of a Transfer  Affidavit  and  Agreement  by a proposed  Transferee  under clause (B) above,  if a Responsible  Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an
                  Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)      Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree (x) to require a Transfer  Affidavit  and Agreement  from any other Person to whom such Person  attempts to  transfer  its  Ownership  Interest  in a Class R  Certificate  and  (y) not to  transfer  its
                  Ownership  Interest  unless it provides a certificate to the Trustee in the form attached  hereto as Exhibit I-2.

(E)      Each Person  holding or  acquiring  an  Ownership  Interest in a Class R  Certificate,  by  purchasing  an
                  Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice that it is a
                  "pass-through   interest   holder"   within  the  meaning  of  Temporary   Treasury   Regulations
                  Section 1.67-3T(a)(2)(i)(A) immediately  upon  acquiring  an  Ownership  Interest  in  a  Class R
                  Certificate,  if it is, or is holding an Ownership  Interest in a Class R  Certificate  on behalf of, a "pass-through interest holder."

(ii)     The Trustee  shall  register the Transfer of any Class R  Certificate  only if it shall have  received the
         Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit I-2  and all of such other documents as shall have been reasonably  required by
         the  Trustee  as  a  condition  to  such   registration.   Transfers  of  the  Class R   Certificates   to
         Non-United States  Persons  and  Disqualified  Organizations  (as  defined  in  Section 860E(e)(5) of  the
         Code) are prohibited.

(A)      If any Disqualified  Organization shall become a holder of a Class R Certificate,  then the last preceding
                  Permitted  Transferee  shall be  restored,  to the  extent  permitted  by law,  to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such
                  Class R  Certificate.  If  a  Non-United States  Person  shall  become  a  holder  of  a  Class R
                  Certificate,  then the last  preceding  United States  Person  shall be  restored,  to the extent permitted by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of registration  of  such  Transfer  of  such  Class R  Certificate.  If a  transfer  of  a  Class R
                  Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or  Section 1.860G-3,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate that is in fact not  permitted by this  Section 5.02(f) or  for making any payments due on such  Certificate to the holder  thereof  or for taking any other  action  with  respect to such  holder  under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become  a  Holder  of a  Class R  Certificate  in  violation  of the restrictions in this  Section 5.02(f) and  to the extent that the retroactive  restoration of the rights of the Holder of such Class R  Certificate as described in  clause (ii)(A) above  shall be invalid,  illegal or  unenforceable,  then the  Master Servicer  shall  have the  right,  without notice to the  holder  or any prior  holder of such  Class R  Certificate,  to sell such  Class R
                  Certificate to a purchaser selected by the  Master Servicer on such terms as the  Master Servicer
                  may  choose.  Such  purported   Transferee  shall  promptly  endorse  and  deliver  each  Class R
                  Certificate in accordance  with the  instructions of the  Master Servicer.  Such purchaser may be the Master Servicer  itself or any Affiliate of the  Master Servicer.  The proceeds of such sale, net of the  commissions  (which may include  commissions  payable to the  Master Servicer  or its
                  Affiliates),  expenses  and taxes due, if any,  will be remitted by the  Master Servicer  to such purported Transferee.  The terms and conditions of any sale under this  clause (iii)(B) shall  be determined in the sole discretion of the  Master Servicer,  and the Master Servicer  shall not be liable to any Person  having an Ownership  Interest in a Class R  Certificate  as a result of its exercise of such discretion.

(iii)    The  Master Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written  request from the
         Trustee, all information necessary to compute any tax imposed

(A)      as a result of the  Transfer  of an  Ownership  Interest in a Class R  Certificate  to any Person who is a
                  Disqualified  Organization,  including the  information  regarding  "excess  inclusions"  of such
                  Class R Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)      as a result of any  regulated  investment  company,  real  estate  investment  trust,  common  trust fund, partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an
                  Ownership  Interest in a Class R  Certificate  having as among its record holders at any time any
                  Person  who  is  a  Disqualified   Organization.   Reasonable  compensation  for  providing  such
                  information may be required by the Master Servicer from such Person.

(iv)     The provisions of this  Section 5.02(f) set  forth prior to this clause (iv) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)      Written  notification  from each  Rating  Agency  to the  effect  that the  modification,  addition  to or elimination of such  provisions  will not cause such Rating Agency to downgrade its  then-current ratings,  if any, of the Class A  Certificates  and Class M  Certificates  below the lower of the then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such
                  Rating Agency; and

(B)      a  certificate  of the  Master Servicer  stating  that the  Master Servicer  has  received  an  Opinion of
                  Counsel,  in form and  substance  satisfactory  to the  Master Servicer,  to the effect that such modification,  addition  to or  absence  of such  provisions  will not  cause  any  REMIC created hereunder to cease to qualify as a REMIC and  will not cause (x) any  REMIC created  hereunder to be subject to an entity-level  tax caused by the Transfer of any Class R  Certificate to a Person
                  that is a Disqualified  Organization or (y) a  Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R  Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any  mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar) connected  therewith.  Any  duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund,  as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior  to  due  presentation  of  a  Certificate  for  registration  of  transfer,   the  Depositor,   the
Master Servicer,  the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the
Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered  as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02  and for all other purposes  whatsoever,  except as and to the extent  provided in the definition of  "Certificateholder"  and neither the Depositor,  the  Master Servicer,  the Trustee, the Certificate  Registrar nor any agent of the Depositor,  the
Master Servicer,  the Trustee or the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant  to  Section 4.02.  In the  event of any such  appointment,  on or  prior  to each  Distribution  Date the
Master Servicer  on behalf of the  Trustee  shall  deposit or cause to be  deposited  with the  Paying  Agent a sum sufficient  to  make  the  payments  to  Certificateholders  in  the  amounts  and in the  manner  provided  for in
Section 4.02,  such sum to be held in trust for the benefit of  Certificateholders.  The  Trustee  shall cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall agree with the
Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be paid to such  Certificateholders.
Any sums so held by such  Paying  Agent  shall be held only in  Eligible  Accounts  to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI
                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the  Master Servicer  shall each be liable in accordance  herewith only to the extent of
the  obligations   specifically   and   respectively   imposed  upon  and  undertaken  by  the  Depositor  and  the
Master Servicer  herein.  By way of illustration and not limitation,  the Depositor is not liable for the servicing and  administration  of the Mortgage Loans,  nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the  Master Servicer  or to  appoint a  designee  to assume  such  obligations,  nor is it liable  for any other obligation  hereunder  that it may, but is not obligated  to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the  Depositor  or the  Master Servicer;  Assignment  of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The  Depositor  and the  Master Servicer  shall  each  keep in  full  effect  its  existence,  rights  and franchises as a  corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any  Person  into  which the  Depositor  or the  Master Servicer  may be merged  or  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Depositor or the  Master Servicer  shall be a party,  or any Person  succeeding to the business of the Depositor or the  Master Servicer,  shall be the successor of the  Depositor or the  Master Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper  or  any  further  act  on  the  part  of  any  of the  parties  hereto,  anything  herein  to  the  contrary notwithstanding;  provided,  however,  that the  successor  or  surviving  Person to the  Master Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac;  and provided further that each Rating
Agency's  ratings,  if any, of the Class A  Certificates and Class M  Certificates in effect  immediately  prior to such merger or  consolidation  will not be qualified,  reduced or withdrawn as a result  thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac,  is reasonably  satisfactory to the Trustee and the Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and  punctual  performance  and  observance  of each  covenant  and  condition  to be  performed or observed by the
Master Servicer  under  this  Agreement;  provided  further  that each  Rating  Agency's  rating of the  Classes of
Certificates  that have been  rated in effect  immediately  prior to such  assignment  and  delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment  and  delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation,  the  Master Servicer  shall be released from its obligations  under this Agreement,  except that the  Master Servicer  shall remain liable for all liabilities  and  obligations  incurred  by it as  Master Servicer  hereunder  prior  to  the  satisfaction  of the conditions to such  assignment and delegation set forth in the next preceding  sentence.  This  Section 6.02  shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

(d)      The  conversion of the  Depositor's  or the Master  Servicer's  organizational  structure  from a Delaware corporation  to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of the Depositor or the Master Servicer hereunder.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of warranties or  representations  made herein or any liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the  Master Servicer  and any  director,  officer,  employee or agent of the Depositor or the  Master Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The Depositor,  the  Master Servicer and any director,  officer,  employee or agent of the Depositor or the  Master Servicer  shall be  indemnified  by the  Trust Fund  and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement) and  any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties hereunder or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the
Master Servicer  shall be under any  obligation  to appear  in,  prosecute  or defend  any legal or  administrative action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or liability;  provided,  however, that the Depositor or the
Master Servicer  may in its discretion  undertake any such action,  proceeding,  hearing or examination that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties  hereto and the interests  of the  Certificateholders  hereunder.  In such  event,  the legal  expenses  and costs of such  action, proceeding,  hearing or examination and any liability resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund,  and the Depositor and the  Master Servicer  shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s) following  such  reimbursement,  the  aggregate  of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the  Master Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the  Master Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to  such  effect  delivered  to the  Trustee.  No  such  resignation  by the  Master Servicer  shall  become effective until the Trustee or a successor servicer shall have assumed the  Master Servicer's  responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII
                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the  Master Servicer  shall fail to distribute or cause to be  distributed to Holders of  Certificates  of any Class any  distribution  required  to be made  under the terms of the  Certificates  of such Class and this  Agreement and, in either case,  such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been  given  to the  Master Servicer  by the  Trustee  or the  Depositor  or to the  Master Servicer,  the
         Depositor and the Trustee by the Holders of Certificates  of such Class  evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the  Master Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the  Master Servicer  contained in the  Certificates  of any Class or in this
         Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the  premium  for any  Required  Insurance  Policy) after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the  Master Servicer by the Trustee or the Depositor,  or to the  Master Servicer,  the Depositor
         and the Trustee by the  Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage
         Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the  Master Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the  Master Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the  Master Servicer  or of, or relating to, all or substantially  all of the property of the
         Master Servicer; or
(v)      the  Master Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b) that  it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in  clauses (i)-(v) of  this  Section shall  occur, then, and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee  shall at the  direction  of Holders of  Certificates  entitled  to at least 51% of the Voting  Rights,  by notice in writing to the  Master Servicer  (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor),  terminate all of the rights and obligations of the Master Servicer  under this Agreement and in and to the  Mortgage  Loans and the  proceeds  thereof,  other  than its rights as a  Certificateholder  hereunder;
provided,  however,  that a  successor  to the  Master Servicer  is  appointed  pursuant to  Section 7.02  and such successor  Master Servicer shall have accepted the duties of Master Servicer  effective upon the resignation of the
Master Servicer.  If an Event of Default described in clause (vi) hereof  shall occur, the Trustee shall, by notice to the  Master Servicer  and  the  Depositor,  immediately  terminate  all of the  rights  and  obligations  of the
Master Servicer  under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights  as a  Certificateholder  hereunder  as  provided  in  Section 4.04(b).  On or  after  the  receipt  by  the
Master Servicer  of such written  notice,  all authority  and power of the  Master Servicer  under this  Agreement, whether with respect to the  Certificates  (other than as a Holder  thereof) or  the Mortgage  Loans or  otherwise, shall subject to Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the  Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments, and to do or accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement or assignment of the Mortgage Loans and related documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's  responsibilities and rights hereunder,  including,  without limitation,  the transfer to the
Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the
Custodial  Account or the  Certificate  Account or thereafter be received  with respect to the Mortgage  Loans.  No such  termination  shall release the  Master Servicer  for any liability that it would otherwise have hereunder for any act or omission  prior to the  effective  time of such  termination.  Notwithstanding  any  termination  of the activities  of  Residential Funding  in its capacity as  Master Servicer  hereunder,  Residential Funding  shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage  Loan which was due prior to the notice  terminating  Residential Funding's  rights and  obligations as  Master Servicer  hereunder and received after such  notice,  that  portion to which  Residential Funding  would have been  entitled  pursuant  to  Sections
3.10(a)(ii),  (vi) and  (vii) as  well as its Servicing Fee in respect  thereof,  and any other amounts  payable to
Residential Funding  hereunder  the  entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.  Upon the termination of  Residential Funding  as Master Servicer  hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the  Master Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the  Depositor and with the  Depositor's consent (which shall not be  unreasonably  withheld) a  designee (which meets the standards set forth below) of the
Trustee,  shall be the  successor in all  respects to the  Master Servicer  in its capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating thereto placed on the  Master Servicer  (except for the  responsibilities,  duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate  Account  pursuant  to
Sections 3.07(c) and  4.01(c) by the terms and provisions hereof);  provided,  however, that any failure to perform such duties or responsibilities caused by the preceding  Master Servicer's  failure to provide information required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder as  successor  Master Servicer.  As compensation  therefor,  the Trustee as successor  Master Servicer  shall be entitled to all funds  relating to the
Mortgage  Loans  which the  Master Servicer  would have been  entitled  to charge to the  Custodial  Account or the
Certificate Account if the  Master Servicer  had continued to act hereunder and, in addition,  shall be entitled to the income  from any  Permitted  Investments  made with  amounts  attributable  to the  Mortgage  Loans held in the
Custodial Account or the Certificate  Account.  If the Trustee has become the successor to the  Master Servicer  in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction
to  appoint,   any   established   housing  and  home  finance   institution,   which  is  also  a  Fannie Mae   or
Freddie Mac-approved  mortgage  servicing  institution,  having a net  worth of not less  than  $10,000,000  as the successor to the  Master Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or  liabilities  of the  Master Servicer  hereunder.  Pending  appointment  of a successor  to the  Master Servicer hereunder,  the  Trustee  shall  become  successor  to the  Master Servicer  and  shall  act in  such  capacity  as hereinabove  provided.  In connection with such appointment and assumption,  the Trustee may make such arrangements for the  compensation  of such successor out of payments on Mortgage  Loans as it and such  successor  shall agree;
provided,  however,  that no such  compensation  shall be in excess of that  permitted the initial  Master Servicer hereunder.  The Depositor,  the Trustee,  the Custodian and such successor shall take such action,  consistent with this  Agreement,  as shall be necessary to  effectuate  any such  succession.  The  Servicing Fee for any successor
Master Servicer  appointed  pursuant to this  Section 7.02 will be lowered with respect to those Mortgage Loans, if any,  where the  Subservicing  Fee accrues at a rate of less than 0.50%  per annum in the event that the  successor
Master Servicer  is not  servicing  such  Mortgage  Loans  directly  and  it is  necessary  to  raise  the  related
Subservicing  Fee to a rate of 0.50% per annum in order to hire a Subservicer  with respect to such Mortgage Loans.
The  Master Servicer  shall pay the reasonable  expenses of the Trustee in connection  with any servicing  transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the  Master Servicer  hereunder,  either (i) the successor  Master Servicer,  including  the Trustee if the Trustee is acting as  successor  Master Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with  MERS,  in  which  case  the  predecessor  Master Servicer  shall  cooperate  with  the  successor
Master Servicer  in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor
Master Servicer  as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer  shall cooperate  with the successor  Master Servicer  in causing MERS to execute and deliver an assignment of Mortgage in recordable  form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver such other  notices, documents  and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing  of  such  Mortgage  Loan  on  the  MERS(R)System  to  the  successor  Master Servicer.  The  predecessor
Master Servicer  shall file or cause to be filed any such  assignment  in the  appropriate  recording  office.  The predecessor  Master Servicer  shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage, and fees and costs of filing any  assignments  of Mortgage  that may be  required  under this  subsection (b).  The
Successor  Master Servicer  shall cause such  assignment to be delivered to the Trustee or the  Custodian  promptly upon  receipt of the  original  with  evidence of recording  thereon or a copy  certified  by the public  recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the  Master Servicer,  the Trustee shall give prompt  written  notice  thereof  to  the  Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights of  Certificates  affected  by a default or
Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or
Event of  Default  under  clause (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates affected by such  default or Event of Default and (b) no  waiver  pursuant to this  Section 7.04  shall  affect the
Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of Certificates affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII
                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily  corrected  documents in a timely  fashion.  The Trustee shall forward or cause to be forwarded in a timely  fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections
4.03,  7.03, and 10.01.  The Trustee shall furnish in a timely fashion to the  Master Servicer  such information as the  Master Servicer  may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner  so as to  maintain  the  status of each  REMIC created  hereunder  as a  REMIC under  the  REMIC Provisions
(subject to  Section 10.01(f)) and  to prevent the  imposition of any federal,  state or local  income,  prohibited transaction  (except as  provided in  Section 2.04  herein),  contribution  or other tax on the  Trust Fund  to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Depositor  or the  Master Servicer  and  which  on  their  face,  do not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken  by  it  in  good  faith  in  accordance  with  the  direction  of  the  Certificateholders  holding
         Certificates which evidence,  Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting any  proceeding  for any remedy  available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee) specified  in clauses (i) and  (ii) of  Section 7.01 or an Event of Default under  clauses (iii),
         (iv) and (v) of  Section 7.01  unless a Responsible  Officer of the Trustee assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its Corporate Trust Office from the  Master Servicer,  the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or  otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes imposed on the  Trust Fund  or its assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d) of  the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of  this
         Agreement or the Yield Maintenance  Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security  or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or  thereby;  nothing  contained  herein  shall,  however,  relieve  the  Trustee of the obligation,  upon the  occurrence of an Event of Default  (which has not been cured),  to exercise such of the rights  and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the  circumstances  in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which  may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing to do so by the
         Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%;  provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master Servicer,  if an Event of Default  shall have  occurred  and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R  Certificate  hereby  irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax Returns  required to be filed on behalf of the  Trust Fund.  The Trustee shall sign on behalf of the  Trust Fund  and  deliver to the  Master Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master Servicer  that  the  Trustee  is  required  to sign as determined by the Master Servicer  pursuant to applicable federal,  state or local tax laws, provided that the  Master Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the  issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution of assets to the Trust Fund  unless subject to  Section 10.01(f)) it  shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any
REMIC created  hereunder  to fail to  qualify as a  REMIC at  any time that any  Certificates  are  outstanding  or
(ii) cause  the  Trust Fund  to be subject  to any  federal  tax as a result of such  contribution  (including  the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall  be taken as the statements of the Depositor or the  Master Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar) or  of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the  Trustee  shall  not be  accountable  for the use or  application  by the  Depositor  or the
Master Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the  Depositor  or the  Master Servicer  in respect of the  Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The  Master Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust) for  all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties hereunder of the Trustee and any co-trustee,  and the Master Servicer  shall pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency pursuant to Section 8.12) except  any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The  Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection with, the acceptance and  administration of the Trust Fund,  including its obligation to execute the DTC
Letter in its  individual  capacity,  the costs and  expenses  (including  reasonable  legal fees and  expenses) of defending  itself  against any claim in connection  with the exercise or performance of any of its powers or duties under this Agreement or the Yield Maintenance  Agreement,  and the Master Servicer  further agrees to indemnify the
Trustee  for,  and to hold the Trustee  harmless  against,  any loss,  liability  or expense  arising out of, or in connection with, the provisions set forth in the second  paragraph of  Section 2.01(a) hereof,  including,  without limitation,  all costs,  liabilities and expenses (including  reasonable legal fees and expenses) of  investigating and defending  itself against any claim,  action or proceeding,  pending or threatened,  relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the  Master Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master Servicer  shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the  Master Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall affect the obligations  created by this  Section 8.05(b) of  the  Master Servicer  to indemnify the Trustee under the conditions  and to the  extent  set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification provided  by the  Master Servicer  in this  Section 8.05(b) shall  not pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the  United States  of  America,  authorized  under such laws to exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority.  If such  corporation or national  banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section the  combined capital and surplus of such corporation shall be deemed to be its  combined  capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof  to the  Depositor  and the  Master Servicer.  Upon  receiving  such  notice  of  resignation,  the
Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be delivered to the  resigning  Trustee and one copy to the  successor  trustee.  If no successor trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation then the resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign after  written  request  therefor by the  Depositor,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the  Depositor  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Depositor   determines   that  the  Trustee  has  failed  (i) to   distribute  or  cause  to  be   distributed   to
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the  Master Servicer  or the  Depositor) for  distribution or (ii) to otherwise observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a  period  of 5  days  (in  respect  of  clause (i) above) or  30  days  (in  respect  of clause (ii) above  other than any failure to comply with the provisions of Article XII,  in which case no notice or grace period shall be applicable) after  the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency  written  confirmation that the  appointment  of any such  successor  trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor trustee appointed as provided in this  Section 8.08  shall execute,  acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such  successor  trustee shall become  effective  and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Mortgage  Files and related  documents and  statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor, the  Master Servicer  and the  predecessor  trustee  shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)      No successor trustee shall accept appointment as provided in this  Section unless  (a) at the time of such acceptance such successor  trustee shall be eligible under the provisions of Section 8.06 and (b) such  appointment of such successor  trustee will not result in the reduction of the ratings on any class of the  Certificates  below the then-current ratings on such Certificates, as evidenced by a letter from each Rating Agency to such effect.

(c)      Upon  acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the  Trust Fund  or property  securing the same may at the time be located,  the  Master Servicer  and the Trustee  acting  jointly shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly  with the  Trustee,  or  separate  trustee or  separate  trustees,  of all or any part of the
Trust Fund,  and to vest in such Person or Persons,  in such capacity,  such title to the  Trust Fund,  or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties,  obligations,  rights and trusts as the  Master Servicer and the Trustee may consider necessary or desirable.  If the  Master Servicer  shall not have  joined in such  appointment  within 15 days after the  receipt by it of a request so to do, or in case an
Event of Default  shall have  occurred  and be  continuing,  the  Trustee  alone  shall have the power to make such appointment.  No co-trustee or separate  trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment  of a co-trustee or separate  trustee  pursuant to this  Section 8.10  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the  Master Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the  Trust Fund  or any portion  thereof in any such  jurisdiction) shall  be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the  conditions  of this
Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the  Master Servicer  and the Depositor,  or shall,  at the direction of the  Master Servicer  and the Depositor,  appoint one or more Custodians who are not Affiliates of the Depositor or the  Master Servicer  to hold all or a portion of the Mortgage Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with Wells Fargo Bank,
N.A.  Subject to  Article VIII,  the Trustee  agrees to comply with the terms of each  Custodial  Agreement  and to enforce the terms and  provisions  thereof  against the Custodian for the benefit of the  Certificateholders.  Each
Custodian  shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial  Agreement may be amended only as provided in  Section 11.01.  The
Trustee  shall  notify the  Certificateholders  of the  appointment  of any  Custodian  (other  than the  Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency

         The Trustee will  maintain an office or agency in the City of New York,  New York where  Certificates  may be surrendered for registration of transfer or exchange.  The Trustee  initially  designates its offices located at the  Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  will  maintain an office at the  address  stated in  Section 11.05(c) hereof  where  notices  and  demands to or upon the  Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.     Yield Maintenance Agreement.

         The  Trustee  is  hereby  authorized  and  directed  to,  and  agrees  that  it  shall,   enter  into  the
Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX
                                                    TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a)      Subject  to  Section 9.02,   the  respective  obligations  and  responsibilities  of  the  Depositor,  the
Master Servicer  and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the
Trustee to make certain  payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter set  forth) shall  terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with respect  thereto) of  the last
         Mortgage Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the purchase by the  Master Servicer  or its designee of all Mortgage  Loans and all property  acquired in respect  of any  Mortgage  Loan  remaining  in the  Trust Fund,  at a price  equal  to 100% of the  unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal  balance,  the fair market value of the  related  underlying  property of such  Mortgage  Loan with  respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) (net of  unreimbursed  Advances  attributable  to  principal) on  the day of  repurchase,  plus unpaid  accrued interest  thereon  at the  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the  case of any  Modified
         Mortgage  Loan) from  the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such  repurchase  price is distributed  plus the amount of any accrued and unpaid Servicing Fees,  unreimbursed  advances and Servicing  Advances,  in each case through the date of such option;  provided,  however,  that in no event shall the trust created hereby  continue beyond the earlier of (i) the  Maturity  Date or (ii) the  expiration of 21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the  United States  to the Court of St.
         James,  living on the date hereof; and provided further,  that the purchase price set forth above shall be increased  as is  necessary,  as  determined  by the  Master Servicer,  to avoid  disqualification  of any
         REMIC created  hereunder as a REMIC. The purchase price paid by the  Master Servicer or its designee shall also include any amounts owed by the  Master Servicer  or its designee  pursuant to the last  paragraph of
         Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the representation and warranty set forth in clause (bb) of  such Section,  that remain unpaid on the date of such purchase.

         The right of the  Master Servicer  or its designee to purchase all the assets of the  Trust Fund  relating to the Mortgage Loans,  pursuant to  clause (ii) above  is conditioned upon the date of such purchase  occurring on or after the Optional  Termination  Date. If such right is exercised by the  Master Servicer  or its designee,  the
Master Servicer  shall be entitled to reimbursement  for the full amount of any unreimbursed  Advances  theretofore made by it with  respect to the  Mortgage  Loans  being  purchased,  pursuant to  Section 3.10.  In  addition,  the
Master Servicer  shall provide to the Trustee the  certification  required by Section 3.15  and the Trustee and any
Custodian shall,  promptly following payment of the purchase price,  release to the Master Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition,  on any Distribution Date on or after the Optional  Termination Date, the  Master Servicer or
its designee shall have the right,  at its option or at the option of its designee,  respectively,  to purchase all of the  Certificates  in  whole,  but not in  part,  at a price  equal  to the  aggregate  outstanding  Certificate
Principal  Balance of the Certificates,  plus one month's Accrued  Certificate  Interest on the  Certificates,  any
previously  unpaid  Accrued  Certificate  Interest,  and  any  unpaid  Prepayment  Interest  Shortfalls  previously allocated thereto.

(b)      The  Master Servicer  shall give the Trustee not less than 40 days' prior notice of the Distribution  Date on which the Master Servicer  anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise by the  Master Servicer  or its  designee  of its right to purchase  the assets of the
Trust Fund or otherwise).  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would  otherwise be a  Distribution  Date) upon  which the  Certificateholders  may  surrender their Certificates to the Trustee for payment of the final  distribution and cancellation,  shall be given promptly by the  Master Servicer  (if the  Master Servicer or its designee is exercising its right to purchase the assets of the  Trust Fund),  or by the Trustee (in any other case) by  letter to  Certificateholders  mailed not earlier than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final  distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the
         Trustee therein specified.

         If the Master Servicer or the Trustee is obligated to give notice to Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event such notice is given by the  Master Servicer,  the  Master Servicer  or its designee shall deposit in the
Custodial  Account  before  the Final  Distribution  Date in  immediately  available  funds an amount  equal to the purchase price for the assets of the Trust Fund computed as above provided.  The  Master Servicer  shall provide to the Trustee written  notification of any change to the anticipated Final  Distribution Date as soon as practicable.
If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of  the  Class A  Certificates,   Class M  Certificates  and  Class SB
Certificates by the  Certificateholders  thereof, the Trustee shall distribute to such  Certificateholders  (A) the amount  otherwise  distributable  on such  Distribution  Date,  if not in  connection  with  the  Master Servicer's election to repurchase  the Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M  Certificates  and
Class SB  Certificates,  or  (B) if  the  Master Servicer  elected  to so  repurchase  the  Mortgage  Loans  or the outstanding Class A  Certificates,  Class M  Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:

(i)      first,  payment of any accrued and unpaid Servicing Fees,  unreimbursed  advances and Servicing  Advances, in each case through the date of such option, to the Master Servicer

(ii)     second,  with respect to the Class A  Certificates,  pari passu,  the  outstanding  Certificate  Principal
         Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iii)    third,  with  respect  to the  Class M-1  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(iv)     fourth,  with  respect to the  Class M-2  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(v)      fifth,  with  respect  to the  Class M-3  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(vi)     sixth,  with  respect  to the  Class M-4  Certificates,  the  outstanding  Certificate  Principal  Balance thereof, plus Accrued Certificate Interest,

(vii)    seventh,  with respect to the  Class M-5  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(viii)   eighth,  with  respect to the  Class M-6  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(ix)     ninth,  with  respect  to the  Class M-7  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(x)      tenth,  with  respect  to the  Class M-8  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(xi)     eleventh,  with respect to the Class M-9  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,

(xii)    twelfth,  to the Class A  Certificates  and Class M  Certificates,  the amount of any Prepayment  Interest
         Shortfalls  allocated  thereto for such  Distribution  Date or  remaining  unpaid from prior  Distribution
         Dates and accrued  interest  thereon at the  applicable  Pass-Through  Rate, on a pro rata  basis based on
         Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining unpaid from prior Distribution Dates, and

(xiii)   thirteenth, to the Class SB Certificates.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation  on or before  the Final  Distribution  Date,  the  Trustee  shall on such date cause all funds in the
Certificate  Account not distributed in final  distribution  to  Certificateholders  to be withdrawn  therefrom and credited  to the  remaining  Certificateholders  by  depositing  such funds in a separate  escrow  account  for the benefit of such  Certificateholders,  and the Master Servicer (if the Master Servicer or its designee exercised its right to purchase the Mortgage  Loans),  or the Trustee (in any other  case) shall  give a second written notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and  receive  the  final distribution  with respect  thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for cancellation,  the Trustee shall take appropriate steps as directed by the  Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Escrow Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Escrow  Account.  If within  nine  months  after the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the  Master Servicer  all amounts  distributable  to the holders thereof and the  Master Servicer  shall thereafter hold such amounts until distributed to such holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the Escrow  Account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this  Section 9.01  and the  Certificateholders  shall look only to the  Master Servicer for such payment.

(e)      All  rights of the  Master Servicer  or its  designee  to  purchase  the assets of the  Trust Fund,  or to purchase specified classes of Certificates,  as set forth in  Section 9.01(a) are  referred to in this Agreement as the "Call Rights".  Notwithstanding  any other provision of this  Agreement,  the  Master Servicer  or its designee shall have the right to sell,  transfer,  pledge or  otherwise  assign the Call  Rights at any time to any  Person.
Upon  written  notice by the  Master Servicer  or its designee to the Trustee and the  Master Servicer  of any such assignment  of the Call  Rights  to any  assignee,  the  Trustee  and the  Master Servicer  shall be  obligated  to recognize  such  assignee  as the  holder  of the Call  Rights.  Such  entity,  if not the  Master Servicer  or its designee  or an  affiliate,  shall be deemed to  represent,  at the time of such  sale,  transfer,  pledge or other assignment,  that one of the  following  will be, and at the time the Call Right is exercised is, true and correct:
(i) the exercise of such Call Right shall not result in a non-exempt  prohibited  transaction  under section 406 of
ERISA or section 4975 of the Code (including by reason of U.S. Department of Labor  ("DOL") Prohibited  Transaction
Class Exemption  ("PTCE") 75-1  (Part I), 84-14,  90-1,  91-38,  95-60 or 96-23 or other  applicable  exemption) or
(ii) such  entity is (A) not a party in  interest  under  section 3(14) of  ERISA or a  disqualified  person  under section 4975(e)(2) of  the Code with respect to any employee benefit plan subject to  section 3(3) of  ERISA or any plan subject to  section 4975  of the Code (other than an employee  benefit plan or plan sponsored or maintained by the entity,  provided  that no assets of such  employee  benefit plan or plan are invested or deemed to be invested
in  the   Certificates)    and   (B) not   a   "benefit   plan   investor"   as   described   in   DOL   regulation
section 2510.3-101(f)(2).  If any such  assignee of the Call Right is unable to exercise  such Call Right by reason of the preceding  sentence,  then the Call Right shall revert to the  immediately  preceding  assignor of such Call
Right subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements.

(a)      Each of REMIC I and REMIC II as the case may be, shall be  terminated  in  accordance  with the  following additional  requirements,  unless the Trustee and the  Master Servicer  have received an Opinion of Counsel  (which
Opinion of Counsel  shall not be an expense of the  Trustee) to  the effect that the  failure of any  REMIC created hereunder,  as the case may be, to comply with the  requirements  of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F of the Code, or
(ii) cause  any  REMIC created  hereunder  to fail to  qualify  as a  REMIC at  any time  that any  Certificate  is outstanding:

(i)      The  Master Servicer  shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify  the first  day of such  period in a  statement  attached  to the  Trust Fund's  final Tax  Return pursuant to Treasury  regulations  Section 1.860F-1.  The  Master Servicer  also shall  satisfy all of the requirements of a qualified  liquidation  for each of REMIC I and REMIC II under  Section 860F of the Code and the regulations thereunder;

(ii)     The  Master Servicer  shall notify the Trustee at the commencement of such 90-day  liquidation period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in accordance  with the terms hereof;
         and

(iii)    If  the  Master Servicer  is  exercising  its  right  to  purchase  the  assets  of  the  Trust Fund,  the
         Master Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Distribution
         Date, purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder  of  a  Certificate   and  the  Trustee   hereby   irrevocably   approves  and  appoints  the
Master Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X
                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The  REMIC Administrator  shall make an election to treat each of REMIC I  and  REMIC II as a  REMIC under the Code  and,  if  necessary,  under  applicable  state  law.  Such  election  will be made on Form  1066 or other appropriate  federal tax or  information  return  (including  Form  8811) or any  appropriate  state return for the taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The  REMIC I
Regular  Interests  shall  be  designated  as the  "regular  interests"  and the  Class R-I  Certificates  shall be designated  as the sole  class of  "residual  interests"  in  REMIC I.  The  REMIC II  Regular  Interests  shall be designated as the "regular  interests"  and the  Class R-II  Certificates  shall be designated as the sole class of
"residual  interests"  in REMIC II.  The  REMIC Administrator  and the Trustee shall not permit the creation of any
"interests"  (within the meaning of  Section 860G  of the  Code) in  REMIC I  and  REMIC II  other than the REMIC I
Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)      The  Closing  Date is hereby  designated  as the  "startup  day" of each of  REMIC within  the  meaning of
Section 860G(a)(9) of the Code.

(c)      The  REMIC Administrator  shall hold a Class R Certificate in each  REMIC representing  a 0.01% Percentage
Interest of the Class R  Certificates  in each  REMIC and  shall be  designated  as the "tax  matters  person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury  regulations  section 1.860F-4(d) and
Treasury regulations  section 301.6231(a)(7)-1.  The  REMIC Administrator,  as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or  controversy  involving the  Trust Fund and
(ii) represent the Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority  with  respect  thereto.  The legal  expenses,  including  without  limitation attorneys' or accountants'  fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the  REMIC Administrator  shall be entitled to reimbursement therefor out of amounts attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the  REMIC Administrator's  willful  misfeasance,  bad faith or gross  negligence.  If the  REMIC Administrator  is no longer  the  Master Servicer  hereunder,  at its  option the
REMIC Administrator  may continue its duties as REMIC Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The  REMIC Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such
returns  shall  be  borne  by  the   REMIC Administrator   without  any  right  of  reimbursement   therefor.   The
REMIC Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the  Trustee's  signing of Tax Returns  that  contain  errors or  omissions.  The Trustee and  Master Servicer shall promptly provide the  REMIC Administrator  with such information as the  REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The  REMIC Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such information  or  reports  as are  required  by the  Code or the  REMIC Provisions  including  reports  relating  to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The  Master Servicer  and  the   REMIC Administrator   shall  take  such  actions  and  shall  cause  each
REMIC created   hereunder  to  take  such  actions  as  are  reasonably   within  the   Master Servicer's   or  the
REMIC Administrator's  control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under  the  REMIC Provisions  (and the Trustee shall assist the  Master Servicer  and the  REMIC Administrator,  to the extent reasonably  requested by the Master Servicer and the  REMIC Administrator  to do so).  In  performing  their  duties  as more  specifically  set forth  herein,  the
Master Servicer  and the  REMIC Administrator  shall not  knowingly  or  intentionally  take any action,  cause the
Trust Fund to take any action or fail to take (or fail to cause to be  taken) any  action  reasonably  within their respective  control and the scope of duties more specifically set forth herein,  that, under the  REMIC Provisions, if taken or not taken,  as the case may be,  could  (i) endanger  the status of any  REMIC created  hereunder  as a
REMIC or  (ii) with  the  exception of actions  taken in  connection  with  Section 4.08  hereof,  resulting in the imposition  of a tax  upon  any  REMIC created  hereunder  (including  but not  limited  to the  tax on  prohibited transactions  as defined in  Section 860F(a)(2) of  the Code  (except as provided in  Section 2.04) and  the tax on contributions  to a REMIC set  forth in  Section 860G(d) of  the  Code) (either  such  event,  in the absence of an
Opinion of Counsel or the  indemnification  referred  to in this  sentence,  an "Adverse  REMIC Event") unless  the
Master Servicer or the  REMIC Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the  Master Servicer or the
REMIC Administrator,  as applicable,  determines  that taking such action is in the best interest of the Trust Fund and  the  Certificateholders,  at  the  expense  of  the  Trust Fund,  but  in no  event  at  the  expense  of  the
Master Servicer,  the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect  to the  Trust Fund  created  hereunder,  endanger  such  status  or,  unless  the  Master Servicer  or the
REMIC Administrator  or both, as applicable,  determine in its or their sole discretion to indemnify the Trust Fund against  the  imposition  of such a tax,  result in the  imposition  of such a tax.  Wherever  in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the  Trust Fund,  or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund,  such action may  nonetheless be taken provided that the indemnity given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund  has been given and that all other  preconditions to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder) as  to which the  Master Servicer  or the  REMIC Administrator,  as  applicable,  has advised it in writing  that it has received an Opinion of Counsel to the effect that an Adverse  REMIC Event  could occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the  Trust Fund  or its assets,  or causing the  Trust Fund  to take any action,  which is not expressly permitted  under  the  terms  of this  Agreement,  the  Trustee  shall  consult  with  the  Master Servicer  or the
REMIC Administrator,  as applicable,  or its designee,  in writing, with respect to whether such action could cause an Adverse  REMIC Event  to occur with respect to the  Trust Fund and the Trustee shall not take any such action or cause the  Trust Fund  to take any such  action  as to which the  Master Servicer  or the  REMIC Administrator,  as applicable,  has  advised it in  writing  that an Adverse  REMIC Event  could  occur.  The  Master Servicer  or the
REMIC Administrator,  as  applicable,  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the  expense of the  Master Servicer  or the  REMIC Administrator.  At all times as may be required by the Code, the  Master Servicer  or the  REMIC Administrator,  as  applicable,  will to the extent  within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially all of the assets of the REMIC as
"qualified  mortgages"  as defined in  Section 860G(a)(3) of  the Code and  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any  REMIC created  hereunder  as defined in  Section 860F(a)(2) of  the Code, on "net income from  foreclosure  property" of any REMIC as defined in
Section 860G(c) of  the Code,  on any  contributions  to any  REMIC after  the Startup  Date  therefor  pursuant to
Section 860G(d) of  the Code, or any other tax imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to  the  Master Servicer,  if such tax  arises  out of or results  from a breach by the  Master Servicer  in its role as  Master Servicer  or  REMIC Administrator  of any of its obligations under this  Agreement or the  Master Servicer  has in its sole  discretion  determined to indemnify the  Trust Fund against  such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X,  or  (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10  and on the Distribution  Date(s) following  such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the  Master Servicer  shall,  for federal income tax purposes,  maintain books and records with  respect to each  REMIC on a calendar  year and on an accrual  basis or as  otherwise  may be  required by the
REMIC Provisions.

(i)      Following the Startup Date,  neither the  Master Servicer  nor the Trustee shall accept any  contributions of assets to any  REMIC unless  (subject  to  Section 10.01(f)) the  Master Servicer  and the  Trustee  shall  have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to  the effect that the  inclusion  of such assets in any  REMIC will  not cause any  REMIC created  hereunder  to fail to qualify as a
REMIC at  any time  that  any  Certificates  are  outstanding  or  subject  any such  REMIC to  any tax  under  the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master Servicer  nor  the  Trustee  shall  (subject  to  Section 10.01(f)) enter   into  any
arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury Regulations, the "latest possible maturity date" by which the principal  balance of each regular  interest in each  REMIC would be reduced to zero is the  Distribution  Date in March 2036,  which is the  Distribution  Date in the month  following the last scheduled payment on any Mortgage Loan.

(l)      Within 30 days after the Closing Date,  the  REMIC Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information Return for Real Estate Mortgage  Investment  Conduits  (REMIC) and Issuers
of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the  Master Servicer  shall sell, dispose of or substitute for any of the Mortgage
Loans (except in connection with (i) the  default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by any  REMIC pursuant to Article IX of this  Agreement  or (ii) a  purchase  of Mortgage  Loans  pursuant to  Article II  or III of this  Agreement) or acquire  any  assets  for any  REMIC or  sell  or  dispose  of any  investments  in the  Custodial  Account  or the
Certificate  Account for gain,  or accept any  contributions  to any  REMIC after  the  Closing  Date unless it has received  an Opinion of Counsel  that such sale,  disposition,  substitution  or  acquisition  will not  (a) affect adversely the status of any REMIC created  hereunder as a REMIC or  (b) unless the  Master Servicer  has determined in its sole  discretion to indemnify  the  Trust Fund  against such tax,  cause any REMIC to be subject to a tax on
"prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The  Trustee  agrees  to  indemnify  the  Trust Fund,  the  Depositor,  the  REMIC Administrator  and  the
Master Servicer for any taxes and costs including,  without limitation,  any reasonable  attorneys' fees imposed on or incurred by the  Trust Fund,  the  Depositor or the  Master Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential Funding  is no longer the
Master Servicer,  the  Trustee  shall  indemnify  Residential Funding  for any taxes and costs  including,  without limitation,  any reasonable attorneys' fees imposed on or incurred by  Residential Funding  as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The  REMIC Administrator  agrees to indemnify the Trust Fund,  the Depositor,  the Master Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the  Trust Fund,  the Depositor,  the  Master Servicer  or the Trustee,  as a result of a breach of the
REMIC Administrator's  covenants set forth in this Article X with respect to compliance with the  REMIC Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator  that contain errors or omissions;  provided,  however, that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the  REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer agrees to indemnify the Trust Fund,  the Depositor,  the  REMIC Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the Depositor,  the REMIC Administrator or the Trustee, as a result of a breach of the
Master Servicer's  covenants set forth in this  Article X or in  Article III  with respect to  compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement  or any  Custodial  Agreement  may be  amended  from  time to time by the  Depositor,  the
Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of  any  REMIC created  hereunder  as a  REMIC at  all  times  that  any
         Certificate  is  outstanding  or to  avoid  or  minimize  the  risk  of the  imposition  of any tax on the
         Trust Fund  pursuant to the Code that would be a claim against the  Trust Fund,  provided that the Trustee has  received  an Opinion of Counsel to the effect that  (A) such  action is  necessary  or  desirable  to maintain  such  qualification  or to avoid or  minimize  the  risk of the  imposition  of any such tax and
         (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the  Custodial  Account  is  maintained,  provided  that  (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating  assigned to any Class of Certificates below the then-current  rating assigned to such Certificates,  as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to  the  provisions  of  Section 5.02(f) or  any  other  provision  hereof restricting  transfer of the Class R  Certificates  by virtue of their being the  "residual  interests" in the Trust Fund  provided that (A) such  change shall not result in reduction of the rating assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates  as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect, and  (B) such  change  shall not,  as  evidenced  by an Opinion  of Counsel  (at the  expense of the party seeking  so  to  modify,  eliminate  or  add  such  provisions),  cause  the  Trust Fund  or  any  of  the
         Certificateholders  (other than the  transferor) to  be subject to a federal tax caused by a transfer to a
         Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any material respect the interests of any Certificateholder.

(b)      This  Agreement or any  Custodial  Agreement may also be amended from time to time by the  Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  with a  Certificate  Principal  Balance  greater  than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates  of any Class in a manner other than as  described in  clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)    reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment) to  the effect that such  amendment is permitted  under this  Agreement and that such amendment or the exercise of any power granted to the  Master Servicer,  the  Depositor or the Trustee in  accordance  with such amendment  will not  result  in the  imposition  of a federal  tax on the  Trust Fund  or cause  any  REMIC created hereunder  to fail to qualify as a REMIC at  any time that any  Certificate  is  outstanding.  The  Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class R  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any  REMIC.  To the  extent  that any such  instrument  or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any  reserve fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor, and  (iii) amounts  transferred  by such REMIC to any such reserve fund shall be treated as amounts  distributed by such REMIC to the Depositor or any successor,  all within the meaning of Treasury regulations  Section 1.860G-2(h).
In connection  with the provision of any such  instrument or fund,  this Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such  instrument or fund or the establishment or administration  thereof,  such amendment to be made by written instrument  executed or consented to by the  Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the  Master Servicer  or the Trustee being required  unless any such amendment  would impose any  additional  obligation  on, or  otherwise  adversely  affect  the  interests  of the  Certificateholders,  the
Master Servicer  or the Trustee,  as applicable;  provided that the Depositor  obtains an Opinion of Counsel (which need not be an  opinion of  Independent  counsel) to  the effect  that any such  amendment  will not cause  (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited
transactions"  under   Section 860F(a)(1) of   the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1) of  the Code and (b) any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance  Corporation,  the Depositor may elect that the text of such amendment  to this  Agreement  shall be  substantially  in the form  attached  hereto as  Exhibit L  (in which case
Residential Funding's  Subordinate  Certificate  Loss  Obligation as described in such exhibit shall be established by  Residential Funding's  consent to such  amendment) and  that the limited guaranty shall be executed in the form attached  hereto  as  Exhibit M,  with  such  changes  as the  Depositor  shall  deem to be  appropriate;  it being understood  that the Trustee has reviewed and approved the content of such forms and that the Trustee's  consent or approval to the use thereof is not required.

(f)      In addition to the foregoing,  any amendment of  Section 4.08  of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the  Master Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting  Rights), but only upon  direction  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund,  nor entitle such Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or proceeding  in any court for a partition or winding up of the  Trust Fund,  nor otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund,  or the  obligations of the parties hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or thereby,  and the Trustee for 60 days after its receipt of such notice,  request and offer of indemnity, shall have  neglected  or refused  to  institute  any such  action,  suit or  proceeding  it being  understood  and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance with such laws,  without regard to the conflict of laws principles  thereof,  other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention:  President (RAMP), or such other address as may hereafter be furnished to the Master Servicer  and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street, Burbank,  California 91504-3120,  Attention:  Bond  Administration
or such other  address as may be hereafter  furnished to the Depositor  and the Trustee by the  Master Servicer  in
writing;  (c) in the case of the  Trustee,  600 Travis,  9th Floor,  Houston,  Texas  77002,  Attention:  Worldwide
Securities  Services/Structured  Finance  Services,  RAMP  2006-RZ3  or such  other  address  as may  hereafter  be furnished  to the  Depositor  and the  Master Servicer  in writing by the Trustee;  (d) in the case of Moody's,  99
Church Street,  New York,  New York 10007,  Attention:  ABS  Monitoring  Department or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the  Master Servicer by Moody's,  in the case of Fitch, One
State Street Plaza,  New York, New York 10004,  Attention  RMBS Group and (f) in the case of Standard & Poor's,  55
Water Street,  New York, New York 10041 Attention;  Mortgage  Surveillance.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master Servicer or the Trustee, as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described in clause (a),  (b), (c), (d), (g), (h), (i) or  (j) below,  (b) shall  notify the Subservicer at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the  occurrence of any of the events described in clause (a),  (b), (c)(1),  (g)(1) or (i) below,  or (c) provide a copy to each Rating Agency at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements  described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination or appointment of a successor  Master Servicer or (2) the  termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the  Master Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required by  Section 3.12  or the  cancellation  or  modification of coverage under 152 any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial  Account or (2) a change in the location of the  Certificate
Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d),  (g) or
(h) above,  the  Master Servicer  shall provide prompt written notice to each Rating Agency and the  Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)      This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate   Article hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the registered
Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master Servicer  and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued  hereunder,  the adoption of the  Supplemental  Article shall  not constitute an
"amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to  the  effect  that  (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income tax  purposes  and  (ii) the  adoption  of the  Supplemental  Article will  not  endanger  the status of any
REMIC created  hereunder as a REMIC or  result in the  imposition of a tax upon the  Trust Fund  (including but not limited  to the  tax on  prohibited  transaction  as  defined  in  Section 860F(a)(2) of  the  Code  and the tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    [Reserved].

Section 11.10.    Third Party Beneficiaries.

         The  Limited  Repurchase  Right  Holder is an express  third-party  beneficiary  of  Section 4.08  of this
Agreement,  and shall have the right to enforce the related  provisions of  Section 4.08 of this Agreement as if it were a party hereto.

ARTICLE XII
                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the  Trustee  and the  Master Servicer  acknowledge  and agree  that the  purpose of this
Article XII  is to facilitate  compliance by the Depositor  with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the  Exchange  Act.  Each  of  the  Master Servicer  and  the  Trustee  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the  Master Servicer  and the Trustee shall cooperate  reasonably with the Depositor to deliver to the Depositor
(including  any of its  assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith  determination  of the  Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

         (a)      The  Trustee  shall be deemed to  represent  to the  Depositor  as of the date hereof and on each date on which  information is provided to the Depositor under Sections  12.01,  12.02(b) or  12.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any default,  early amortization or other performance  triggering event has occurred as to any other Securitization
Transaction due to any default of the Trustee;  (ii) there are no  relationships  or transactions  (as described in
Item  1119(b) of  Regulation  AB) relating  to the Trustee  with respect to the  Depositor or any sponsor,  issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support provider or other material transaction  party (as each of such terms are used in Regulation  AB) relating  to the  Securitization  Transaction contemplated  by the  Agreement,  as  identified  by the Depositor to the Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that  are outside the ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and that are  material  to the  investors'  understanding  of the  Certificates;  and  (iii) the  Trustee is not an
affiliate of any  Transaction  Party (as  contemplated  by Item  1119(a) of  Regulation  AB). The  Depositor  shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the  Depositor on any date  following  the Closing  Date,  the Trustee  shall, within five  Business  Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

         For so long as the  Depositor  is subject to  Exchange  Act  reporting  requirements  with  respect to the
Trust Fund,  for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of  Certificates,  the  Trustee  shall  provide  to the  Depositor  a written  description  of (a) any litigation or governmental  proceedings  pending against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships (as described in Item 1119 of
Regulation  AB) that develop  following the Closing Date between the Trustee and any Transaction  Party of the type described in  Section 12.02(a)(ii) or  12.02(a)(iii) as  of the last day of each calendar  year.  Any  descriptions required with respect to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this
Section 12.03  shall be given no later than five Business Days prior to the Determination  Date following the month in which the relevant event occurs,  and any notices and  descriptions  required with respect to  affiliations,  as well as  updates  to  previously  provided  descriptions,  under  this  Section 12.03  shall be given no later than
January  31 of the  calendar  year  following  the year in which  the  relevant  event  occurs.  As of the  related
Distribution  Date with respect to each Report on Form 10-D with respect to the Certificates  filed by or on behalf of the Depositor,  and as of March 15 preceding the date each Report on Form 10-K with respect to the  Certificates is filed,  the Trustee will be deemed to represent that any  information  previously  provided by the Trustee under this  Article XII is materially  correct and does not have any material  omissions  unless the Trustee has provided an update to such  information.  The  Depositor  will  allow the  Trustee  to review  any  disclosure  relating  to material  litigation  against the Trustee  prior to filing such  disclosure  with the  Commission to the extent the
Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before  March 15 of each  calendar  year,  for so long as the  Depositor  is subject to Exchange Act reporting requirements with respect to the Trust Fund, the Trustee shall:

(a)      deliver  to  the   Depositor   a  report  (in  form  and   substance   reasonably   satisfactory   to  the
Depositor) regarding  the Trustee's  assessment of compliance  with the Servicing  Criteria  during the immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation  AB. Such report  shall be signed by an  authorized  officer of the Trustee,  and shall  address each of the Servicing Criteria specified on Exhibit V hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting firm satisfying the  requirements of
Rule 2-01 of  Regulation  S-X under the  Securities  Act and the  Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in  accordance  with  Rules 1-02(a)(3) and  2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each affiliate of the Master Servicer,  and the respective present and former directors,  officers, employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)                   any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification or other material provided under this Article XII (other than the attestation delivered under  Section 12.04(b)) by  the Trustee (collectively,  the "Trustee Information"), or (B) the  omission or alleged  omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Trustee to deliver any information,  report, certification,  or other material when and as  required  under  this  Article XII,  other than a failure  by the  Trustee to deliver an  accountants'
         attestation under Section 12.04(b);

provided,  however,  that in no event will the  Trustee  be liable  for any  consequential,  indirect  or  punitive damages pursuant to this Section 12.05(a), even if advised of the possibility of such damages.

(b)      In the case of any  failure of  performance  described  in  clause (ii) of  Section 12.05(a),  the Trustee shall  (i) promptly  reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer  shall indemnify the Trustee,  each affiliate of the Trustee or each
Person who controls the Trustee  (within the meaning of  Section 15  of the  Securities  Act and  Section 20 of the
Exchange Act);  and the respective  present and former  directors,  officers,  employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement  of a material  fact  contained  or alleged to be contained in any  information  provided  under this  Agreement by or on behalf of the Depositor or  Master Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"), or (ii) the  omission or alleged  omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which  they  were  made,  not  misleading;  provided,  however,  that  in  no  event  will  the  Depositor  or  the
Master Servicer  be liable for any consequential,  indirect or punitive damages pursuant to this  Section 12.05(c), even if advised of the possibility of such damages.

                                             [SIGNATURE PAGES FOLLOW]

         IN WITNESS  WHEREOF,  the  Depositor,  the  Master Servicer  and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                           By:/s/ Christopher Martinez
Attest:  /s/ Joseph Orning                                 Name:  Christopher Martinez
Name:  Joseph Orning                                       Title:    Vice President
Title:    Vice President
[Seal]                                                     RESIDENTIAL FUNDING CORPORATION

Attest:  :/s/ Christopher Martinez                         By: /s/ Joseph Orning
Name:  Christopher Martinez                                Name:  Joseph Orning
Title:    Associate                                        Title:    Associate
[Seal]                                                     JPMORGAN CHASE BANK, N.A.
                                                           as Trustee

Attest:  /s/ Terry Stewart                                 By:/s/ Joanne M. Murray
Name:  Terry Stewart                                       Name:  Joanne M. Murray
Title:    Vice President                                   Title:   Assistant Vice President

STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the 3rd day of August,  2006  before  me, a notary  public in and for said  State,  personally appeared Christopher  Martinez,  known to me to be a Vice President of Residential Asset  Mortgage Products,  Inc.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                                       /s/ Amy Sue Olson
                                                                       Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the 3rd day of August,  2006  before  me, a notary  public in and for said  State,  personally appeared  Joseph  Orning,  known  to  me  to be  an  Associate  of  Residential Funding  Corporation,  one  of  the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                                       /s/ Amy Sue Olson
                                                                       Notary Public
[Notarial Seal]

STATE OF TEXAS
                                        ) ss.:
COUNTY OF HARRIS                        )

                  On the 27th day of July,  2006  before  me, a notary  public  in and for said  State,  personally appeared  Joanne M. Murray,  known to me to be a Assistant Vice President of JPMorgan Chase Bank,  N.A., a national banking  association,  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association  and  acknowledged  to me that such national  banking  association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       /s/ Mary Phu Yueng
                                                                       Notary Public
[Notarial Seal]

                                                     EXHIBIT A

                                         FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986,  AS AMENDED  (THE  "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE YIELD  MAINTENANCE
AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE &  CO. OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY  TRANSFEREE  OF A CLASS A  CERTIFICATE  NOT RATED AT LEAST  "AA-" (OR ITS  EQUIVALENT)  BY STANDARD & POOR'S OR
MOODY'S AT THE TIME OF PURCHASE OR WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH
CERTIFICATE  (OR ANY INTEREST  HEREIN)  THAT EITHER (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (EACH, A "PLAN"), OR ANY PERSON (INCLUDING,  WITHOUT LIMITATION,  AN
INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING "PLAN ASSETS," WITHIN THE MEANING OF
THE  U.S. DEPARTMENT  OF LABOR  REGULATION  PROMULGATED  AT 29  C.F.R.ss. 2510.3-101,  OF ANY PLAN  (EACH,  A "PLAN
INVESTOR") TO EFFECT SUCH ACQUISITION,  OR (B)(I) THE TRANSFEREE IS AN INSURANCE COMPANY,  (II) THE SOURCE OF FUNDS
USED TO PURCHASE OR HOLD THE  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS AN  "INSURANCE  COMPANY  GENERAL  ACCOUNT"
(AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),  AND (III) THE
CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS
CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING
PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  OR (B) IS A
COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) WAS
EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN  SECTION 5.02(e)  OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER,  ANY UNDERWRITER AND
THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class [A-__] Senior                                         Certificate No. __
Date of Pooling and Servicing                               [Adjustable] [Variable] Pass-Through Rate
Agreement and Cut-off Date:
July 1, 2006                                                Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
August 25, 2006                                             Balance of the Class [A-__]
                                                            Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class [A-__] Certificate:
                                                            $___________

Maturity Date:                                              CUSIP ________
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ3

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  [A-__]  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  ____________  is the registered  owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement") among  the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the  Business  Day prior to such  Distribution  Date (the "Record  Date"),  from the related  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate and the  amount of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of Class  [A-__]
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose  in the City and  State of  New York.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above,  any transferee of a Class A Certificate not rated at least "AA-" (or its equivalent)
by  Standard  & Poor's or  Moody's  at the time of  purchase  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate (or any interest  herein) that either (a) such transferee is not a Plan or a Plan Investor,  or (b) the transferee is a Complying  Insurance Company. In addition,  any purported  Certificate
Owner whose  acquisition or holding of this  Certificate (or any interest  herein) was effected in violation of the restrictions in  Section 5.02(e)  of the Agreement  shall  indemnify and hold harmless the Depositor,  the Trustee, the  Master  Servicer,  any  Subservicer,  any  underwriter  and  the  Trust  Fund  from  and  against  any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the  Master Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without  regard to the conflicts of law principles  thereof,  other than  Sections 5-1401  and
5-1402 of the New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By:_________________________________
                                                              Authorized Signatory

Dated: ___________________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
 _____________________________ for the account of _________________________________________________________________
account number ______________________ or, if mailed by check, to  _________________________________________________.                                                                                      .

         Applicable statements should be mailed to: _______________________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT B

                                          FORM OF CLASS [M-_] CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE  CLASS [A-__][M-_]  CERTIFICATES,  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986,  AS AMENDED  (THE  "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE YIELD  MAINTENANCE
AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE &  CO. OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY  TRANSFEREE OF A CLASS M CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS PURCHASE OR HOLDING
OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
1974, AS AMENDED  ("ERISA"),  OR  SECTION 4975  OF THE CODE (EACH,  A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT
LIMITATION,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING "PLAN ASSETS," WITHIN
THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION  PROMULGATED AT 29 C.F.R.ss. 2510.3-101,  OF ANY PLAN (EACH,
A "PLAN INVESTOR") TO EFFECT SUCH ACQUISITION,  OR (B)(I) THE TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE SOURCE
OF FUNDS USED TO PURCHASE  OR HOLD THE  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),  AND
(III) THE  CONDITIONS  SET  FORTH IN  SECTIONS  I AND III OF PTCE  95-60  HAVE BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING
PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  OR (B) IS A
COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) WAS
EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN  SECTION 5.02(e)  OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER,  ANY UNDERWRITER AND
THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class M-__Mezzanine                                         Certificate No. 1
Date of Pooling and Servicing                               Adjustable Pass-Through Rate
Agreement and Cut-off Date:
July 1, 2006                                                Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
August 25, 2006                                             Balance of the Class M-__
                                                            Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class M-__ Certificate:
                                                            $___________

Maturity Date:                                              CUSIP ________
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ3

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-_  Certificates with respect to a Trust Fund consisting  primarily of a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  _________ is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling  and  Servicing   Agreement  dated  as  specified  above  (the  "Agreement")   among  the  Depositor,   the
Master Servicer  and JPMorgan Chase Bank, N.A., as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the  Business  Day prior to such  Distribution  Date (the "Record  Date"),  from the related  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate and the  amount  of  interest  and  principal,  if  any,  required  to be  distributed  to  Holders  of  Class M-__
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose  in the City and  State of  New York.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable  to  principal  and any  Realized  Losses  allocable hereto.

         As described  above,  any transferee of this  Certificate  will be deemed to have represented by virtue of its purchase or holding of this  Certificate  (or any interest  herein)  that either (a) such  transferee  is not a
Plan or a Plan  Investor,  or (b) the  transferee  is a Complying  Insurance  Company.  In addition,  any purported
Certificate  Owner whose  acquisition  or holding of this  Certificate  (or any  interest  herein) was  effected in violation  of the  restrictions  in  Section 5.02(e)  of the  Agreement  shall  indemnify  and  hold  harmless  the
Depositor, the Trustee, the Master Servicer,  any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such  acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the  Master Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without  regard to the conflicts of law principles  thereof,  other than  Sections 5-1401  and
5-1402 of the New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By:_________________________________
                                                              Authorized Signatory

Dated: ___________________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
 _____________________________ for the account of _________________________________________________________________
account number ______________________ or, if mailed by check, to  _________________________________________________.                                                                                      .

         Applicable statements should be mailed to: _______________________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT C

                                                    [RESERVED]

                                                     EXHIBIT D

                                           FORM OF CLASS SB CERTIFICATE

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE  CLASS [A-__][M-_]  CERTIFICATES AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED ("THE CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF  SECTION 5.02  OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES  THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  WITH  EITHER  (A) A  CERTIFICATION  PURSUANT  TO
SECTION 5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY
TO THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  TO THE EFFECT  THAT THE  PURCHASE  AND  HOLDING OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND  WILL NOT  SUBJECT  THE
TRUSTEE,  THE  DEPOSITOR  OR THE  MASTER  SERVICER  TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING  OBLIGATIONS  AND
LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH
OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

Certificate No. __                                      Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing                           Percentage Interest: ___%
and Cut-off Date:
July 1, 2006

First Distribution Date:                                Aggregate Initial Certificate Principal Balance
August 25, 2006                                         of the Class SB Certificates:
                                                        $________

Master Servicer:                                        Initial Certificate Principal Balance
Residential Funding Corporation                         of this Certificate: $________

Final Scheduled Distribution Date:                      CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ3

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  SB Certificates with respect to a Trust Fund consisting  primarily of a pool of conventional one- to four-family fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  ________ is the  registered  owner of the  Percentage  Interest  evidenced  by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling  and  Servicing   Agreement  dated  as  specified  above  (the  "Agreement")   among  the  Depositor,   the
Master Servicer  and JPMorgan Chase Bank, N.A., as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last  Business Day of the month next  preceding  the month in which the related  Distribution  Date occurs (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount of interest and principal,  if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of  New York.  The Notional Amount
of this Class SB  Certificate  as of any date of  determination  will be calculated as described in the  Agreement.
The Notional  Amount hereof will be reduced by interest  shortfalls on the Mortgage Loans  including any Prepayment
Interest  Shortfalls not covered by Compensating  Interest or related Excess Cash Flow, and the interest portion of any  Realized  Losses  incurred  in  respect  thereof.  This  Class SB  Certificate  will  accrue  interest  at the
Pass-Through  Rate on the Notional  Amount as indicated in the  definition of Accrued  Certificate  Interest in the
Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

         No  transfer  of this  Class  SB  Certificate  will be made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that the transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the  U.S. Department of Labor  regulation  promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan (each, a "Plan Investor") to effect such acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the effect  that the  purchase  and  holding  of this  Certificate  is permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under  ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in the
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the  Master Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without  regard to the conflicts of law principles  thereof,  other than  Sections 5-1401  and
5-1402 of the New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By:_________________________________
                                                              Authorized Signatory

Dated: ___________________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
 _____________________________ for the account of _________________________________________________________________
account number ______________________ or, if mailed by check, to  _________________________________________________.                                                                                      .

         Applicable statements should be mailed to: _______________________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT E

                                          FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION  AMOUNT UNTIL
SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A  NON-UNITED STATES  PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF  SECTION 5.02  OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES  THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  WITH  EITHER  (A) A  CERTIFICATION  PURSUANT  TO
SECTION 5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY
TO THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER  TO THE EFFECT  THAT THE  PURCHASE  AND  HOLDING OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE,
THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND LIABILITIES  UNDER
ERISA OR  SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED  STATES,  ANY  STATE  OR  POLITICAL   SUBDIVISION  THEREOF,   ANY  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER  THAN A
COOPERATIVE  DESCRIBED  IN  SECTION 521  OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION  DESCRIBED
IN  SECTION 1381(a)(2)(C) OF  THE CODE, (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B) OR (C) BEING
HEREIN  REFERRED TO AS A  "DISQUALIFIED  ORGANIZATION")  OR (D) AN  AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO
PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES

CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF
NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS
CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE  DEEMED TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Class R-__                                                  Certificate No. __
Date of Pooling and Servicing                               Percentage Interest: __%
Agreement and Cut-off Date:
July 1, 2006
First Distribution Date:                                    Initial Certificate Principal
August 25, 2006                                             Balance of this Certificate: $______
Master Servicer:
Residential Funding Corporation

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ3

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  R-__  Certificates  with  respect to the Trust Fund  consisting  primarily of a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that  ___________ is the  registered  owner of the Percentage  Interest  evidenced by this
Certificate  in  certain  distributions  with  respect  to  the  Trust  Fund  consisting  primarily  of a  pool  of conventional  one- to  four-family  fixed and  adjustable  interest rate first lien mortgage  loans (the  "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement)  among the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last  Business Day of the month next  preceding  the month in which the related  Distribution  Date occurs (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount of interest and principal,  if any, required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the effect  that  (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the  Master Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in the City and State of  New York.  The Holder of this
Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer  of this  Class  R-__  Certificate  will be made  unless  such  transfer  is exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that the transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the  U.S. Department of Labor  regulation  promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan (each, a "Plan Investor") to effect such acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the effect  that the  purchase  and  holding  of this  Certificate  is permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under  ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in the
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the  Master Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations of the Depositor,  the  Master Servicer  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without  regard to the conflicts of law principles  thereof,  other than  Sections 5-1401  and
5-1402 of the New York General Obligations Law.

         The  obligations  created by the  Agreement  in respect of these  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the related  Certificates  from the  Holders  thereof;  provided,  that any such  option may only be  exercised  if the aggregate  Stated  Principal  Balance of the related  Mortgage  Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the related Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By:_________________________________
                                                              Authorized Signatory

Dated: ___________________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
 _____________________________ for the account of _________________________________________________________________
account number ______________________ or, if mailed by check, to  _________________________________________________.                                                                                      .

         Applicable statements should be mailed to: _______________________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT F

                                            FORM OF CUSTODIAL AGREEMENT

                                                CUSTODIAL AGREEMENT

         THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the  "Agreement"),  dated as of
July 1, 2006, by and among  JPMORGAN  CHASE BANK,  N.A., as trustee  (including  its  successors  under the Pooling
Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC., as company (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor  in interest or successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer")  and
WELLS  FARGO BANK,  N.A.,  as custodian  (together  with any  successor  in  interest  or any  successor  appointed hereunder, the "Custodian").

                                           W I T N E S S E T H T H A T:

         WHEREAS,  the Company,  the Master  Servicer  and the Trustee  have  entered into a Pooling and  Servicing
Agreement,  dated as of July 1, 2006,  relating to the  issuance of  Residential  Asset  Mortgage  Products,  Inc.,
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-RZ3 (as in effect on the date of this Agreement, the
"Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement");

         WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the  purposes  of  receiving  and holding  certain  documents  and other  instruments  delivered  by the  Company and the Master  Servicer  under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                                    DEFINITIONS

         Capitalized  terms used in this Agreement and not defined  herein shall have the meanings  assigned in the
Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                                           CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1       Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The Company and the Master  Servicer,
hereby direct the Trustee to appoint Wells Fargo Bank,  N.A. as Custodian.  The  Custodian,  as the duly  appointed agent of the Trustee for these  purposes,  acknowledges  receipt of the  Mortgage  Files  relating to the  Mortgage
Loans  identified on the schedule  attached hereto (the "Mortgage  Files") and declares that it holds and will hold the  Mortgage  Files as agent  for the  Trustee,  in trust,  for the use and  benefit  of all  present  and  future
Certificateholders.

Section 2.2       Recordation  of  Assignments.  If any  Mortgage  File  includes  one or more  assignments  of the related  Mortgage Loans to the Trustee that have not been recorded,  each such assignment shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3       Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an Initial  Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan Schedule").  The parties hereto  acknowledge  that certain  documents referred to in  Subsection 2.01(b)(i) of  the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Mortgage  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as
Exhibit Two to the effect that all documents  required to be delivered pursuant to  Section 2.01(b) of  the Pooling
Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the corresponding  information  in the  Mortgage  Loan  Schedule:  (i) the  loan  number,  (ii) the  borrower  name and
(iii) the  original  principal  balance.  In the event that any Mortgage  Note or  Assignment  of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian,  upon the direction of the Company,  shall cause each such Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered  pursuant to  Section 2.01(b)  of the Pooling Agreement, the  Custodian  agrees,  for the  benefit of the  Certificateholders,  to review each such  document,  and upon the written request of the Trustee to deliver to the Trustee an updated  Schedule A to the Interim  Certification.  The
Custodian  shall be under no duty or  obligation  to  inspect,  review  or  examine  said  documents,  instruments, certificates  or other  papers  to  determine  that  the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or  documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the  Custodian  shall  promptly so notify the
Company, the Master Servicer, and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian  shall deliver to the
Trustee a Final  Certification  in the form annexed  hereto as  Exhibit Three  evidencing the  completeness  of the
Mortgage Files.

         Upon receipt of written  request  from the  Trustee,  the Company or the Master  Servicer,  the  Custodian
shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating  to the  Mortgage
Loans  required to be delivered  pursuant to  Section 2.01(b) of  the Pooling  Agreement not then  contained in the
Mortgage Files.

Section 2.4       Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Mortgage  File,  the  Custodian  shall give prompt  written  notice to the Company,  the Master  Servicer,  and the
Trustee.

Section 2.5       Custodian to Cooperate:  Release of Mortgage  Files.  Upon the repurchase or  substitution of any
Mortgage  Loan  pursuant to  Article II  of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Exhibit Four  attached  hereto or a mutually  acceptable  electronic  form) and shall  request  delivery to it of the  Mortgage  File.  The  Custodian  agrees,  upon  receipt of such  Request for
Release,  promptly to release to the Master  Servicer the related  Mortgage File.  Upon written  notification  of a substitution,  the Master  Servicer shall deliver to the Custodian and the Custodian  agrees to accept the Mortgage
Note and other documents  constituting  the Mortgage File with respect to any Qualified  Substitute  Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

         Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer,  stating that  (i) the  Master  Servicer  or a  Subservicer,  as the case may be,  has made a deposit  into the  Certificate
Account in payment for the  purchase of the related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the  Company has chosen to  substitute a Qualified  Substitute  Mortgage Loan for such
Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including, for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the Master
Servicer  shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Mortgage File or such document to the Master  Servicer.
All  Mortgage  Files so  released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer  exists,  unless (i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the  Mortgage File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer  has  delivered to the  Custodian an updated  Request for
Release  signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage
File or such  document was  delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any  Mortgage  File  returned  to the  Custodian  by the Master  Servicer,  the  Custodian  shall  deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

         Upon the written request of the Master  Servicer,  the Custodian will send to the  Master Servicer  copies of any documents contained in the Mortgage File.

Section 2.6       Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption  or  substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes, shall be  considered  a part of such  Mortgage  File to the same  extent as all  other  documents  and  instruments constituting parts thereof.

ARTICLE III

                                             CONCERNING THE CUSTODIAN

Section 3.1       Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such  documents for the benefit of the  Certificateholders and  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.
Except upon compliance with the provisions of Section 2.5 of this  Agreement,  no Mortgage Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of
MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master Servicer shall  (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered  with and  recorded  under MERS and  (ii) concurrently  with any such  deregistration  of a MERS
Mortgage  Loan,  prepare,  execute and record an  original  assignment  from MERS to the  Trustee and deliver  such assignment to the Custodian.

Section 3.2       Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved
by  the  Company,   and  the  cost  of  defending  any  action,   suit  or  proceedings  or  resisting  any  claim.
Notwithstanding  the  foregoing,  it is  specifically  understood  and  agreed  that in the event  any such  claim, liability,  loss,  action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the  Custodian,  or which shall constitute a willful breach of its duties  hereunder,  the  indemnification  provisions of this Agreement shall not apply.

Section 3.3       Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4       Master Servicer to Pay Custodian's Fees and Expenses.  The  Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  will pay or  reimburse  the  Custodian  upon its request  for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5       Custodian  May  Resign:  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Mortgage Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered  to the  resigning  Custodian  and one copy to the  successor  Custodian.  If the Trustee  shall not have taken  custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the  Custodian at any time,  with or without  cause.  In such  event,  the  Trustee  shall  appoint,  or  petition  a court of  competent jurisdiction  to  appoint,  a  successor  Custodian  hereunder.  Any  successor  Custodian  shall  be a  depository institution  subject to supervision  or examination by federal or state  authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any  resignation or removal of the Custodian and appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5  shall become  effective  upon  acceptance  of  appointment  by the successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6       Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

Section 3.7       Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Mortgage File.

ARTICLE IV

                                           COMPLIANCE WITH REGULATION AB

Section 4.1       Intent of the  Parties;  Reasonableness.  The  parties  hereto  acknowledge  and  agree  that the purpose of this  Article IV  is to facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and  the  Exchange  Act.  Each of the  parties  hereto  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by the  Company in good faith for  delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2       Additional Representations and Warranties of the Custodian.

(a)      The Custodian  hereby  represents and warrants that the information  set forth under the caption  "Pooling
and  Servicing   Agreement--General--Custodial   Arrangements"  (the  "Custodian   Disclosure")  in  the  Preliminary
Prospectus  Supplement dated July 26, 2006, and the Final Prospectus  Supplement dated, August 2, 2006, relating to the  Certificates  does not  contain  any  untrue  statement  of a material  fact or omit to state a material  fact required  to be  stated  therein  or  necessary  in order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the  Company  as of the date  hereof and on each date on which  information  is  provided to the Company  under  Section 4.3  that,  except as  disclosed  in writing to the
Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could have a material adverse  effect  on the  performance  by it of  its  Custodian  obligations  under  this  Agreement  or  any  other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following the Closing Date, the Custodian  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of  such  confirmation,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting  party.  Any such  request  from the Company  shall not be given more than once each  calendar  quarter, unless  the  Company  shall  have a  reasonable  basis  for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3       Additional  Information  to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending  against the  Custodian  that would be material to  Certificateholders,  and (b)
provide to the Company a written  description  of such  proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the  Custodian has knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the  Custodian will be  deemed  to  represent  that any  information  previously  provided  under  this  Section 4.3,  if any,  is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such information.

Section 4.4       Report on  Assessment  of  Compliance  and  Attestation.  On or before  March 15 of each calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the immediately  preceding  calendar year,  as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company  that  attests to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5       Indemnification; Remedies.

(a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)   any untrue  statement  of a material  fact  contained  or alleged to be contained in the
Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or other material provided under this Article IV by or on behalf of the Custodian  (collectively,  the "Custodian  Information"),  or
(B) the omission or alleged  omission to state in the  Custodian  Information a material fact required to be stated
in the  Custodian  Information  or  necessary  in  order  to make  the  statements  therein,  in the  light  of the circumstances under which they were made, not misleading; or

         (ii)     any failure by the  Custodian to deliver any  information,  report,  certification,  accountants'
attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of  performance  described  in clause  (ii) of  Section 4.5(a),  the  Custodian shall  promptly  reimburse  the  Company  for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Custodian.

ARTICLE V

                                             MISCELLANEOUS PROVISIONS

Section 5.1       Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing),  in which case the notice will be deemed delivered when received.

Section 5.2       Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment  hereof  except as permitted by the Pooling  Agreement.  The
Trustee shall give prompt  notice to the  Custodian of any  amendment or  supplement  to the Pooling  Agreement and furnish the Custodian with written copies thereof.

Section 5.3       GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT  MADE UNDER THE LAWS OF THE STATE OF
NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
(WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW).

Section 5.4       Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5       Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                                             [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     JPMORGAN CHASE BANK, N.A.,
                                                             as Trustee

Structured Finance/MBS
600 Travis                                                   By:___________________________________________
9th Floor                                                             Name:
Houston, StateTexas 77002                          Title:

Address:                                                     RESIDENTIAL ASSET MORTGAGE
                                                             PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, StateMinnesota 55437
                                                             By:___________________________________________
                                                                      Name:
                                                                      Title:

Address:                                                     RESIDENTIAL FUNDING CORPORATION, a Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, StateMinnesota 55437         By:___________________________________________
                                                                      Name:
                                                                      Title:

Address:                                                     WELLS FARGO BANK, N.A.
Mortgage Document Custody
One Meridian Crossings - Lower Level
Richfield, StateMinnesota 55423
                                                             By:___________________________________________
                                                                      Name:
                                                                      Title:

STATE OF TEXAS                 )
                                         )ss.:
COUNTY OF HARRIS              )

                  On the  _____  day of  ___________________,  2006,  before  me, a notary  public  in and for said
State,  personally  appeared  ____________________________,  known to me to be a  _____________________________  of
JPMorgan  Chase  Bank,  N.A.,  that  executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said national  banking  association  and  acknowledged  to me that such  national  banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ____________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA        )
                                    ) ss.:
COUNTY OF HENNEPIN   )

                  On the _____ day of  ________________,  2006,  before me, a notary  public in and for said State, personally  appeared  _____________________________,  known  to me to be a  Vice  President  of  Residential  Asset
Mortgage Products,  Inc., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ______________________________
                                                                                        Notary Public
[Notarial Seal]

STATE OF MINNESOTA        )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the _____ day of  _______________,  2006,  before me, a notary  public in and for said  State, personally  appeared,  _____________________________,  known  to  me  to be an  Associate  of  Residential  Funding
Corporation,  one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                                ________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA        )
                                    ) ss.:
COUNTY OF HENNEPIN   )

                  On the _____ day of  __________________,  2006, before me, a notary public in and for said State, personally  appeared  ______________________________,  known to me to be an Assistant Vice President of Wells Fargo
Bank,  N.A., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ______________________________
                                                                       Notary Public

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                              _______________________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RZ3

                           Re:      Custodial  Agreement,  dated as of July 1, 2006,  by and among  JPMorgan  Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RZ3

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3  of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage Note) to the extent  required in  Section 2.01(b) of  the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By: _______________________________________________
                                                              Name:
                                                              Title:

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                              _______________________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RZ3

                           Re:      Custodial  Agreement,  dated as of July 1, 2006,  by and among  JPMorgan  Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RZ3

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,   hereby  certifies  that  it  has  received  a  Mortgage  File  to  the  extent  required  pursuant  to
Section 2.01(b) of  the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has  reviewed the  Mortgage  File and the Mortgage  Loan  Schedule  and has  determined  that:  all required documents  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              By: __________________________________________________
                                                              Name:
                                                              Title:

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                              _______________________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RZ3

                           Re:      Custodial  Agreement,  dated as of July 1, 2006,  by and among  JPMorgan  Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RZ3

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all required  documents  referred to in  Section 2.01(b) of  the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By: _________________________________________________
                                                              Name:
                                                              Title:

                                                   EXHIBIT FOUR

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________
___________________________
Name
___________________________
Title
___________________________
Date

                                                   EXHIBIT FIVE

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance or other  triggers  and  events of default  in  accordance  with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments  on  pool  assets  are  deposited   into  the   appropriate
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with
                     respect  to  commingling  of cash) as set  forth in the  transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are (A)  mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C)  reviewed and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such  reports (A) are prepared in  accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D)  agree  with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and  number  of  pool  assets  serviced  by  the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance with timeframes,  distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made to an investor  are posted  within two  business days to the  servicer's  investor  records,  or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts  remitted to investors  per the investor  reports agree with cancelled  checks,  or other  form of  payment,  or  custodial  bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral  or security on pool assets is  maintained as required by           |X|
                     the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related  documents  are  safeguarded  as required by           |X|
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets,  including any payoffs,  made in accordance with the related pool asset  documents are posted to the  servicer's obligor  records  maintained  no more than two  business  days after receipt,  or such other number of days specified in the  transaction agreements,  and  allocated  to  principal,  interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The  servicer's  records  regarding  the pool assets  agree with the servicer's  records with respect to an  obligor's  unpaid  principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes  with  respect to the terms or status of an  obligor's  pool asset (e.g.,  loan  modifications  or re-agings) are made,  reviewed
                     and  approved  by  authorized   personnel  in  accordance  with  the
                     transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the
                     period  a  pool  asset  is  delinquent   in   accordance   with  the
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent pool assets including,  for example, phone calls, letters and payment  rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments  to  interest  rates or rates of return for pool  assets with  variable  rates are  computed  based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  pool asset  documents,  on at least an annual  basis,  or such other  period  specified  in the  transaction  agreements;  (B)
                     interest  on such  funds  is  paid,  or  credited,  to  obligors  in accordance  with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor  within 30 calendar  days of full  repayment of the related  pool asset,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1)  through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                     EXHIBIT G

                                              MORTGAGE LOAN SCHEDULE

                                                [On file with RFC]

                                                     EXHIBIT H
                                           FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.
                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name_________________________________________

Title________________________________________

Date_________________________________________

                                                    EXHIBIT I-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) ss.:
COUNTY OF         )

              [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants as follows:

         1.       That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  _______,  Class R[-__] (the "Owner")),  a [savings  institution]
[corporation]  duly  organized  and  existing  under  the laws of [the  State  of ] [the  United
States], on behalf of which he makes this affidavit and agreement.

         2.       That the Owner  (i) is not and will not be a  "disqualified  organization"  or an electing  large partnership  as of [date of  transfer]  within the meaning of  Sections 860E(e)(5) and  775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under  Section 775(a) of the Code,  (ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R[-__]  Certificates,  and (iii) is acquiring the Class R[-__] Certificates for its own  account  or for the  account of  another  Owner from which it has  received  an  affidavit  and  agreement  in substantially  the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing large  partnership  under  Section 775  of the Code,  the United  States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of  whose  board of  directors  is not  selected  by any  such  governmental  entity)  or any  foreign  government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

         3.       That the Owner is aware  (i) of  the tax that  would be  imposed  on  transfers  of  Class R[-__]
Certificates  to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor  (or, with  respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that  the person  (other than with  respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is false;  and  (iv) that  the Class  R[-__]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4.       That the Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class  R[-__]
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

         5.       The Owner is  either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other entity  treated as a corporation or a partnership  for  U.S. federal  income tax purposes and created or  organized  in or under the laws of the United  States,  any state  thereof or the  District of Columbia
(other  than a  partnership  that  is  not  treated  as a  United  States  person  under  any  applicable  Treasury regulations),  (iii) an  estate that is described in  Section 7701(a)(30)(D) of  the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6.       The Owner hereby  agrees that it will not cause income from the Class R[-__]  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

         7.       That the Owner is aware that the Trustee  will not register  the  transfer of any  Class R[-  __]
Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The Owner expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

         8.       That  the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class R[-__]
Certificates  and the provisions of  Section 5.02(f) of  the Pooling and Servicing  Agreement under which the Class
R[-__] Certificates were issued (in particular,  clauses (iii)(A) and  (iii)(B) of  Section 5.02(g) which authorize the Trustee to deliver  payments to a person other than the Owner and negotiate a mandatory  sale by the Trustee in the event the Owner holds such  Certificates in violation of  Section 5.02(e)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

         9.       That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice  of  counsel  to  constitute  a  reasonable  arrangement  to ensure  that the Class  R[-__]
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ________________.

         11.      This  affidavit and  agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any  other  holder  of the  Class  R[-__]  Certificates.  The  Owner  understands  that the  liabilities described herein relate only to the Class R[-__] Certificates.

         12.      That no purpose of the Owner  relating to the  transfer of any of the Class  R[-__]  Certificates by the Owner is or will be to impede the  assessment or collection of any tax; in making this  representation,  the
Owner warrants that the Owner is familiar with (i) Treasury  Regulation  Section 1.860E-1(c) and  recent amendments thereto,  effective as of July 19, 2002,  and (ii) the  preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13.      That the  Owner  has no  present  knowledge  or  expectation  that it will be  unable  to pay any
United  States taxes owed by it so long as any of the Certificates remain  outstanding.  In this regard,  the Owner  hereby  represents  to and for the benefit of the person from whom it acquired the Class R[-__]
Certificate  that the Owner intends to pay taxes  associated  with holding such Class R[- __]  Certificate  as they become due, fully  understanding  that it may incur tax  liabilities  in excess of any cash flows  generated by the
Class R[-__] Certificate.

         14.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15.      (a)      The Owner is not an  employee  benefit  plan or other  plan  subject  to the  prohibited transaction  provisions  of  the  Employee  Retirement  Income  Security  Act of  1974,  as amended  ("ERISA"),  or
Section 4975 of the Code (each, a "Plan"),  or any Person  (including,  without  limitation,  an insurance  company investing its general  accounts,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using
"plan  assets,"  within  the  meaning  of  the  U.S. Department  of  Labor  regulation   promulgated  at  29 C.F.R.
ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                  (b)      The Owner has  provided the  Trustee,  the  Depositor  and the  Master Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee, the Depositor,  the Master
Servicer to the effect that the purchase and holding of Class R[-__]  Certificates is permissible  under applicable law,  will not  constitute  or  result in any  non-exempt  prohibited  transaction  under  Section 406  of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent  enactments) and will not subject the Trustee, the Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under
ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ________day of _______________________, 200___.

                                                              [NAME OF OWNER]

                                                              By: _____________________________________________
                                                              [Name of Officer]
                                                              [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this _____ day of __________________, 200 ___.

                                                              _____________________________________________________
                                                              NOTARY PUBLIC

                                                              COUNTY OF ____________________________________________

                                                              STATE OF  ____________________________________________

                                                              My    Commission    expires    the   _____   day   of
                                                              ______________________, 20__ .

                                                     EXHIBIT 1

DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY:          This  document  contains  final  regulations  relating to safe harbor  transfers  of  noneconomic residual interests in real estate mortgage investment  conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:   Effective Date: These regulations are effective dateMonth7Day19Year2002July 19, 2002.

Applicability Date:        For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The collection of  information in this  regulation is in Sec.  1.860E - 1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.

         The collection of information is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely  respondents are businesses and other for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to  the  Internal  Revenue  Service,  Attn: IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
Internal Revenue Service, including whether the information will have practical utility;

         The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information  technology;  and Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

BACKGROUND

         This  document  contains  final  regulations  regarding  the proposed  amendments  to  26 CFR part 1 under section 860E  of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

         Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor conducts a reasonable  investigation of the transferee's financial condition (the investigation  requirement);  and (2) the transferor secures a representation from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
dateMonth2Day7Year2000February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of proposed  rulemaking  (REG-100276-97;  REG-122450-98) designed  to clarify the safe  harbor by adding the  "formula test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The  present value of any  consideration  given to the transferee to acquire the interest;  (2) the present value of the expected  future  distributions  on the interest;  and (3) the  present value of the  anticipated  tax savings associated with holding the interest as the REMIC generates losses.

         In  January 2001,  the IRS published Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the  transferee  meets a two- prong test (the asset test). A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation  that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax  liability  attributable to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to  the  congressional  purpose  of  assuring  that  such  income  will  be  taxable  in  all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a  U.S. taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section 1.860E  -1(c)(8) provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section 1.860E-1(c)(8)(1) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  section 11(b).  Some  commentators  were  concerned  that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the present  values in the formula  test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by  section 1274(d).
This is a change from the proposed  regulation and  Rev. Proc. 2001-12.  In those publications the provision stated
that  "present  values are  computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section 1274(d) compounded  semiannually"  and that "[a]  lower  discount  rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of  dateMonth2Day4Year2000February  4, 2000,  but  taxpayers  may choose to apply the interest rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring before
dateMonth8Day19Year2002August 19, 2002.

         Effect  on Other  Documents.  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is  obsolete  for  transfers  of noneconomic residual interests in REMICs occurring on or after dateMonth8Day19Year2002August 19, 2002.

SPECIAL ANALYSES

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has  been  determined  that  sections 553(b) and  553(d) of  the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

DRAFTING INFORMATION

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

LIST OF SUBJECTS

         26 CFR Part 1

                  Income taxes, Reporting and record keeping requirements.

         26 CFR Part 602

                  Reporting and record keeping requirements.

                  Adoption of Amendments to the Regulations.

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805

                                                           * * *

                                                    EXHIBIT I-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RZ3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RZ3, Class R-[     ]

Ladies and Gentlemen:

                  This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
_______________________________   (the   "Seller")  to   _______________________________   (the   "Purchaser")   of
$_____________  Initial Certificate Principal Balance of Mortgage Asset-Backed  Pass-Through  Certificates,  Series
2006-RZ3,  Class R-[__] (the "Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing Agreement (the
"Pooling and Servicing  Agreement"),  dated as of July 1, 2006 among  Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer, and JPMorgan Chase Bank, N.A., as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit  and  agreement  in the form  attached  to the Pooling and  Servicing  Agreement  as
Exhibit I-1.  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial condition of the Purchaser as contemplated by  Treasury Regulations  Section 1.860E-1(c)(4)(i) and,  as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R  Certificate  may not be  respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the  proposed  Purchaser  is not both a United
States Person and a Permitted Transferee.

                                                              Very truly yours,

                                                              (Seller)

                                                              By:__________________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT J

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                         ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-RZ3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RZ3, [Class SB]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $_____________  Initial  Certificate  Principal  Balance of  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ3,  Class SB (the "Certificates"),  issued pursuant to the
Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated  as of July 1,  2006  among
Residential Asset Mortgage Products,  Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer  (the "Master  Servicer"),  and JPMorgan  Chase Bank,  N.A.,  as trustee (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the Company,  the Trustee and the
Master Servicer that:

                           1.       The Purchaser  understands that (a) the Certificates have not been and will not be  registered  or qualified  under the  Securities  Act of 1933,  as amended  (the "Act") or any
                  state   securities  law,  (b) the  Company  is  not  required  to  so  register  or  qualify  the
                  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of  the  Act  or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and Servicing  Agreement  contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                           2.       The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for  sale in  connection  with  any  distribution  thereof  in any manner that would violate the Act or any applicable state securities laws.

                           3.       The  Purchaser  is  (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business  matters,  and, in particular,  in such  matters  related  to  securities  similar to the  Certificates,  such that it is capable of evaluating  the  merits  and  risks  of  investment  in the  Certificates,  (b) able  to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of
                  Rule 501(a) promulgated pursuant to the Act.

                           4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review
                  (a) [a copy of the Private Placement  Memorandum,  dated  ___________________,  20__, relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such other information  concerning  the  Certificates,  the  Mortgage  Loans  and the  Company  as has  been requested  by the  Purchaser  from the Company or the Seller and is  relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review  answered  by the  Company or the Seller to the  satisfaction  of the  Purchaser.  [If the
                  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial distribution  of  the  Certificates  and  was  provided  with a copy  of  the  Private  Placement
                  Memorandum  (the  "Memorandum")  relating  to the  original  sale  (the  "Original  Sale") of the
                  Certificates by the Company,  the Purchaser  acknowledges that such Memorandum was provided to it by the Seller,  that the  Memorandum  was  prepared by the Company  solely for use in  connection with the  Original  Sale and the  Company did not  participate  in or  facilitate  in any way the purchase of the  Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the  Company  with  respect to any  damage,  liability, claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

                           5.       The  Purchaser  has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate,  any interest  in  any  Certificate  or any  other  similar  security  to any  person  in any  manner,
                  (b) solicit  any  offer to buy or to  accept a  pledge,  disposition  of  other  transfer  of any
                  Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any  Certificate,  any interest in any  Certificate  or any other similar  security  with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other  manner or (e) take  any other action,  that (as to any of (a) through  (e) above)  would constitute a distribution of any
                  Certificate  under the Act, that would render the  disposition of any  Certificate a violation of
                  Section 5  of the  Act or any  state  securities  law,  or that  would  require  registration  or qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the
                  Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                           6.       The Purchaser hereby certifies,  represents and warrants to, and covenants with the Trustee,  the Company and the Master  Servicer  that the  following  statements in (a) or (b)
                  are correct:

                                    (a)     The  Purchaser  is not an employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security
                           Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Internal  Revenue Code of
                           1986,  as amended (the  "Code")  (each,  a "Plan"),  or any Person  (including,  without
                           limitation,   an  insurance  company  investing  its  general  accounts,  an  investment manager,  a named  fiduciary  or a  trustee  of any Plan)  who is using  "plan  assets,"
                           within the meaning of the  U.S. Department of Labor regulation  promulgated at 29 C.F.R.
                         ss. 2510.3-101, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

                                    (b)     The  Purchaser  has provided  the  Trustee,  the Company and the Master
                           Servicer  with  an  opinion  of  counsel   acceptable  to  and  in  form  and  substance
                           satisfactory  to the  Trustee,  the Company and the  Master Servicer  to the effect that the purchase and holding of the  Certificates is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of
                           ERISA  or  Section 4975  of  the  Code  (or  comparable  provisions  of  any  subsequent enactments)  and will not subject the  Trustee,  the Company or the  Master Servicer  to
                           any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or
                           Section 4975  of the Code) in addition to those  undertaken in the Pooling and Servicing
                           Agreement,  which  opinion  of  counsel  shall not be an  expense  of the  Trustee,  the
                           Company or the Master Servicer.

           In addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the
  Trustee,  the Company and the Master  Servicer  that the  Purchaser  will not  transfer the  Certificates  to any transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:  _________________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT K

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                        ________________ , 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Funding Corporation Series 2006-RZ3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RZ3, [Class SB]

Ladies and Gentlemen:

                  In  connection  with  the  sale  by ________(the  "Seller")  to______________________________(the
"Purchaser")  of  $ __________ Initial  Certificate  Principal  Balance  of  Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2006-RZ3,  Class SB (the  "Certificates"),  issued  pursuant to the  Pooling  and  Servicing
Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among  Residential  Asset  Mortgage
Products,  Inc., as seller (the "Company"),  Residential  Funding  Corporation,  as master  servicer,  and JPMorgan
Chase Bank,  N.A.,  as trustee  (the  "Trustee").  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any manner,
(c) has otherwise approached or negotiated with respect to any Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through  (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                         Very truly yours,

                                         (Seller)

                                         By:_______________________________________
                                         Name:
                                         Title:

                                                     EXHIBIT L

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.   Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.   (a) Subject  to
subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution Date or the related
Determination  Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date  for  Advances  or  Subservicer  Advances
previously made,  (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were  subsequently  determined to be Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
Losses or Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed  pursuant to Section 4.02(a),  to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to  subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses)  will be  allocated  to the Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05,  and, if so, the Master Servicer  shall demand payment from Residential Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not occurred  plus  (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB Certificates  will not be covered by the  Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section shall  be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
                minus the sum of (i) all previous payments made under  subsections (a) and  (b) hereof and (ii) all draws under the Limited  Guaranty made in lieu of such payments as described  below in  subsection (d) and  (Y) the then  outstanding  Certificate  Principal  Balances of the Class SB  Certificates,  or such lower  amount as may be established  pursuant  to  Section 13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make  payments  pursuant to this  Section,  in an amount  equal to the lesser of (i) the  Amount  Available  and
(ii) such  required payments,  by delivering to General Motors Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second  Business Day prior to the  Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or  amounts paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited  Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate  guaranty,  an irrevocable  letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the  Company  obtains  (subject to the  provisions of  Section 10.01(f) as  if the
Company was  substituted for the  Master Servicer  solely for the purposes of such provision) an Opinion of Counsel
(which need not be an opinion of  Independent  counsel)  to the effect that  obtaining  such  substitute  corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under  Section 860(F)(a)(1) of  the Code or on "contributions  after the startup  date" under  Section 860(G)(d)(1) of  the Code or (b) the  Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute
Limited  Guaranty  or  Subordinate  Certificate  Loss  Obligation  is for an initial  amount not less than the then current  Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original
Limited  Guaranty  or  Subordinate   Certificate   Loss  Obligation   (including  that  no  portion  of  the  fees,
reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations  of General  Motors  Acceptance  Corporation  as of the date of issuance of the  Limited  Guaranty  and
(b) the  rating of the long term debt  obligations  of General  Motors  Acceptance  Corporation at the date of such substitution  and (C) the Company  obtains  written  confirmation  from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Company that such  substitution  shall not lower the rating on the Class SB Certificates  below the lesser of (a) the  then-current  rating assigned to the Class SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this  Section shall  be  accompanied  by a written  Opinion of  Counsel to the  substitute  guarantor  or  obligor, addressed to the Master Servicer and the Trustee,  that such substitute  instrument  constitutes a legal, valid and binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in  accordance  with its terms,  and concerning  such other  matters as the Master  Servicer  and the  Trustee  shall  reasonably  request.  Neither the
Company,  the  Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the Trustee,  as  applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Company to the effect that such amendment,  reduction,  deletion or  cancellation  will not lower the rating on the  Class  SB  Certificates  below  the  lesser  of  (a) the  then-current  rating  assigned  to the  Class  SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency,  unless (A) the Holder of 100% of the Class SB Certificates  is Residential  Funding or an Affiliate
of Residential  Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation is made in accordance with
Section 11.01(e)  and, provided further that the Company obtains (subject to the provisions of  Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment or supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such  amendment or  supersession  will not cause either  (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the
Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such  instrument  shall be  provided  to the Trustee  and the Master  Servicer  together  with an Opinion of
Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT M

                                             FORM OF LIMITED GUARANTY

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-RZ3

                                                                ___________________________ , 200__

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RZ3

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described under  Section 13.01 of the Pooling and Servicing  Agreement dated as of
July 1, 2006 (the  "Servicing  Agreement"),  among  Residential  Asset  Mortgage  Products,  Inc. (the  "Company"),
Residential  Funding and JPMorgan Chase Bank, N.A. (the  "Trustee") as amended by Amendment No. ___ thereto,  dated as of  ________,  with  respect to the  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RZ3  (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 13.01  of the Servicing  Agreement,  Residential Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of  Residential  Funding (or  otherwise  provide to  Residential Funding,  or to cause to be made available  to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related
Distribution  Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate
Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with
Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under  clause (a) shall  terminate upon the earlier of (x) substitution for this
Limited Guaranty  pursuant to  Section 13.01(f) of  the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the  Trustee  or any other  person in  asserting  or  enforcing  any  rights or in  making  any  claims or  demands hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended  or  terminated  only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification, amendment or termination is permitted  under  Section 13.02  of the Servicing  Agreement.  The  obligations of GMAC under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York,  without  regard to the conflicts of law principles  thereof,  other than  Sections 5-1401  and
5-1402 of the New York General Obligations Law.

                  6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in connection  with the  execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which  shall be  deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION

                                                     By:  ____________________________________________________
                                                     Name:
                                                     Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By:
Name:
Title:

RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.

By:
Name:
Title:

                                                     EXHIBIT N

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RZ3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RZ3
                           Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This letter is delivered to you in  connection  with the  assignment  by  _________________  (the
"Trustee")  to  _______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to
Section 3.13(d) of  the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of July
1,  2006  among  Residential  Asset  Mortgage  Products,  Inc.,  as  seller  (the  "Company"),  Residential Funding
Corporation,  as master servicer,  and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         (i)      the  Mortgage  Loan is secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid  mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii)     the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii)    the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at  least  0.25  percent  below  or above  the  rate of  interest  on such  Mortgage  Loan  prior to such  proposed assignment; and

         (iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By:  __________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT O

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  from,  or  otherwise  approached  or  negotiated  with  respect to the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities under the Securities Act of 1933, as amended  (the "1933 Act"),  or that would  render the  disposition  of the  Rule 144A  Securities a violation of
Section 5  of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller  has not  offered  the
Rule 144A  Securities to any person other than the Buyer or another "qualified  institutional  buyer" as defined in
Rule 144A under the 1933 Act.

                  2. The Buyer  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the
Master  Servicer (as defined in the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of July 1, 2006 among  Residential  Funding  Corporation  as Master Servicer  (the "Master  Servicer"),  Residential Asset Mortgage
Products,  Inc.  as depositor  pursuant to Section 5.02 of the Agreement and JPMorgan Chase Bank, N.A.,  as trustee
(the "Trustee"), as follows:

                           a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The  Buyer  considers  itself a  substantial,  sophisticated  institutional  investor having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.  The  Buyer  has  been  furnished  with  all  information   regarding  the  Rule 144A
         Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                           d.  Neither  the Buyer  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold  or  otherwise  disposed  of the  Rule 144A  Securities,  any  interest  in  the  Rule 144A
         Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner, or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition  of the  Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.  The  Buyer  is a  "qualified  institutional  buyer"  as  that  term  is  defined  in
         Rule 144A  under  the 1933 Act and has  completed  either  of the forms of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance on  Rule 144A.  The Buyer is acquiring  the  Rule 144A  Securities  for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold,  pledged or  transferred  only  (i) to a person  reasonably  believed to be a  qualified  institutional  buyer that purchases  for its own  account or for the account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on  Rule 144A,  or  (ii) pursuant  to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           (a)      is not an  employee  benefit  plan or  other  plan  subject  to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
         Section 4975  of the Internal  Revenue Code of 1986,  as amended  (the "Code")  (each,  a "Plan"),  or any
         Person  (including,   without  limitation,  an  insurance  company  investing  its  general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the  U.S. Department  of Labor regulation  promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan
         (each, a "Plan Investor"), to effect such acquisition; or

                           (b.)     has  provided  the  Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the  Master  Servicer  to the  effect  that the  purchase  and  holding  of Class SB  Certificates  is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under  Section 406  of ERISA or  Section 4975  of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not subject the Trustee,  the Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Pooling  and  Servicing  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                                             [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer

By: __________________________________                       By:_____________________________________________
         Name:                                                        Name:
         Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No.                                                          No.

Date:                                                        Date:

                                               ANNEX 1 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as
that    term    is    defined    in    Rule 144A    under    the    Securities    Act   of    1933    ("Rule 144A")
because (i) the Buyer owned and/or invested on a discretionary basis $_____________________ in  securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance  with  Rule 144A) and  (ii) the Buyer satisfies the criteria in the category marked below.

     ___     Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar institution),  Massachusetts  or similar business trust, partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___     Bank.  The  Buyer  (a) is a  national  bank or  banking  institution  organized  under the laws of any
             State,  territory  or the District of Columbia,  the  business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___     Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan  association, cooperative bank, homestead  association or similar  institution,  which is supervised and examined by a State or Federal  authority having  supervision  over any such  institutions or is a foreign savings and  loan  association  or  equivalent  institution  and  (b) has  an  audited  net  worth of at least
             $25,000,000 as demonstrated in its latest annual financial statements.

     ___     Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the  Securities  Exchange
             Act of 1934.

     ___     Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and  predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

     ___     State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a State,  its  political subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

     ___     ERISA Plan.  The Buyer is an  employee  benefit  plan  within the  meaning of Title I of the  Employee
             Retirement Income Security Act of 1974.

     ___     Investment  Adviser.  The Buyer is an investment  adviser  registered  under the  Investment  Advisers
             Act of 1940.

     ___     SBIC.  The  Buyer  is a  Small  Business  Investment  Company  licensed  by  the  U.S. Small  Business
             Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___     Business   Development   Company.   The  Buyer  is  a  business   development  company  as defined  in
             Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___     Trust  Fund.  The  Buyer  is a  trust  fund  whose  trustee  is a bank  or  trust  company  and  whose participants  are  exclusively  (a) plans  established  and  maintained  by  a  State,  its  political subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit  of its  employees,  or  (b) employee  benefit  plans  within  the  meaning  of Title I of the
             Employee  Retirement  Income  Security  Act  of  1974,  but is  not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i) securities  of  issuers  that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a  dealer,  (iii) bank  deposit  notes  and  certificates  of  deposit,  (iv) loan  participations,
(v) repurchase  agreements,  (vi) securities  owned but  subject  to a  repurchase  agreement  and  (vii) currency, interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___ Will the Buyer be purchasing the Rule 144A
  Yes         No           Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on  Rule 144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of  Rule 144A.  In addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A  to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  ______________________________________________
                                                     Name:
                                                     Title:

                                            Date:

                                               ANNEX 2 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule 144A  Investment
Representation to which this Certification is attached:

                  1.       As indicated  below,  the  undersigned  is the  President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the  Securities  Act of 1933  ("Rule 144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

                  2.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as defined in SEC  Rule 144A  because  (i) the  Buyer is an  investment  company  registered  under the  Investment
Company Act of 1940, and (ii) as  marked below,  the Buyer alone,  or the Buyer's  Family of Investment  Companies, owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

____              The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank  deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on  Rule 144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By: _____________________________________________
                                                     Name:
                                                     Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:

                                                     EXHIBIT P

                                                    [RESERVED]

                                                     EXHIBIT Q

                                        FORM OF ERISA REPRESENTATION LETTER

                                                     ______________, 2006

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-RZ3

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RZ3, Class [A-__], Class M-[_]

Ladies and Gentlemen:
                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $_____________  Initial  Certificate  Principal  Balance of  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ3,  Class __ (the "Certificates"),  issued pursuant to the
Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated  as of July 1,  2006  among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and JPMorgan Chase Bank,  N.A., as trustee (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the Master Servicer that:

                  (a)      The  Purchaser is not an employee  benefit plan or other plan subject to the  prohibited transaction  provisions  of  the  Employee  Retirement  Income  Security  Act of  1974,  as amended  ("ERISA"),  or
Section 4975  of the  Internal  Revenue  Code of 1986,  as amended (the  "Code")  (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the  U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan (each, a "Plan Investor"),  to effect such acquisition; or

                  (b)      The  Purchaser  is an  insurance  company,  the source of funds used to purchase or hold
the  Certificates  (or  any  interest   therein)  is  an  "insurance   company  general  account"  (as  defined  in
U.S. Department of Labor Prohibited  Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                  In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Trustee,  the Depositor and the Master  Servicer that the Purchaser will not transfer the  Certificates  to any transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:  _____________________________________________
                                                              Name:
                                                              Title:

                                                    EXHIBIT R-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports)  created  pursuant to the Pooling and Servicing  Agreement dated  ____________  (the  "Agreement")  among  Residential  Asset Mortgage
Products, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

         (1)      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         (2)      Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         (3)      I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master
Servicer has fulfilled its obligations under the Agreement; and

         (4)      All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                    EXHIBIT R-2

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of JPMorgan Chase Bank, N.A. (the "Trustee") certifies that:

         1.       The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant to the provisions of the Pooling and Servicing  Agreement  dated as of July 1, 2006 (the  "Agreement")  by and among  Residential  Asset Mortgage  Products,  Inc. (the  "Depositor"),  Residential  Funding  Corporation (the
"Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2.       Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                              _________________________________
                                                              [Signature]
                                                              Name:
                                                              Title:

                                                     EXHIBIT S

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT T

                                                    [Reserved]

                                                     EXHIBIT U

                                            YIELD MAINTENANCE AGREEMENT

                                          [See Tab 5 of the closing set]

                                                     EXHIBIT V

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance or other  triggers  and  events of default  in  accordance  with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments  on  pool  assets  are  deposited   into  the   appropriate   |X| (as to accounts
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to  |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with   |X| (as to accounts
                     respect  to  commingling  of cash) as set  forth in the  transaction    held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are  (A) mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C) reviewed  and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such reports  (A) are  prepared in accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D) agree   with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and  number  of  pool  assets  serviced  by  the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance           |X|
                     with timeframes,  distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements  made to an investor  are posted  within two  business
                     days to the  servicer's  investor  records,  or such other number of           |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts  remitted to investors  per the investor  reports agree with
                     cancelled  checks,  or other  form of  payment,  or  custodial  bank           |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral  or security on pool assets is  maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related  documents  are  safeguarded  as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets,  including any payoffs,  made in accordance with the related pool asset  documents are posted to the  servicer's obligor  records  maintained  no more than two  business  days after receipt,  or such other number of days specified in the  transaction agreements,  and  allocated  to  principal,  interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The  servicer's  records  regarding  the pool assets  agree with the servicer's  records with respect to an  obligor's  unpaid  principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes  with  respect to the terms or status of an  obligor's  pool asset (e.g.,  loan  modifications  or re-agings) are made,  reviewed
                     and  approved  by  authorized   personnel  in  accordance  with  the
                     transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the
                     period  a  pool  asset  is  delinquent   in   accordance   with  the
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent pool assets including,  for example, phone calls, letters and payment  rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)       Adjustments  to  interest  rates or rates of return for pool  assets with  variable  rates are  computed  based on the related pool asset documents.
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1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  pool asset  documents,  on at least an annual  basis,  or
                     such  other  period   specified  in  the   transaction   agreements;
                     (B) interest  on such funds is paid,  or  credited,  to  obligors in accordance  with applicable pool asset documents and state laws; and
                     (C) such  funds are returned to the obligor  within 30 calendar days of full  repayment of the related  pool asset,  or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
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                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction
1122(d)(4)(xiii)     agreements.
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1122(d)(4)(xiv)      Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
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                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1) through  (3) or Item 1115 of Regulation AB, is maintained           |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
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